    As filed with the Securities and Exchange Commission on April 27, 2001

                                                   Commission File Nos. 33-43501
                                                                        811-3199

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form N-4

     REGISTRATION STATEMENT UNDER
       THE SECURITIES ACT OF 1933                          [_]

     Pre-Effective Amendment No.                           [_]

     Post-Effective Amendment No. 14                       [X]
       and

     REGISTRATION STATEMENT UNDER
       THE INVESTMENT COMPANY ACT OF 1940                  [_]

     Amendment No. 63                                      [X]

                   KILICO Variable Annuity Separate Account
                          (Exact Name of Registrant)
                    Kemper Investors Life Insurance Company
                          (Name of Insurance Company)

            1 Kemper Drive, Long Grove, Illinois                      60049
(Address of Insurance Company's Principal Executive Offices)        (Zip Code)
 Insurance Company's Telephone Number, including Area Code:       (847) 550-5500

                            Debra P. Rezabek, Esq.
                                1 Kemper Drive
                          Long Grove, Illinois 60049
                    (Name and Address of Agent for Service)

                                  Copies To:

         Frank J. Julian, Esq.                             Joan E. Boros, Esq.
Kemper Investors Life Insurance Company                      Jorden Burt LLP
            1 Kemper Drive                          1025 Thomas Jefferson Street, N.W.
      Long Grove, Illinois 60049                                Suite 400E
                                                          Washington, D.C. 20007

Approximate date of proposed public offering: Continuous
It is proposed that this filing will become effective (check appropriate box)

     [_]  immediately upon filing pursuant to paragraph (b) of Rule 485

     [X]  on May 1, 2001 pursuant to paragraph (b) of Rule 485

     [_]  60 days after filing pursuant to paragraph (a)(i) of Rule 485

     [_]  on (date) pursuant to paragraph (a)(i) of Rule 485

If appropriate, check the following box:

     [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

     Units of Interest in Separate Account under the Contracts

     No filing fee is due because an indefinite number of shares is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

                             CROSS-REFERENCE SHEET
                   KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

                      Registration Statement on Form N-4

N-4 Item No.                                                      Location in Prospectus
------------                                                      ----------------------
Part A
Item  1.   Cover Page ...........................   Cover Page
Item  2.   Definitions ..........................   Definitions
Item  3.   Synopsis .............................   Summary; Summary of Expenses; Example
Item  4.   Condensed Financial Information ......   Condensed Financial Information
Item  5.   General Description of Registrant,
             Depositor and Portfolio Companies ..   KILICO, the MVA Option, the Separate Account and
                                                      the Fund; Voting Rights
Item  6.   Deductions and Expenses ..............   Contract Charges and Expenses
Item  7.   General Description of Variable
             Annuity Contracts ..................   The Contracts; The Accumulation Period
Item  8.   Annuity Period .......................   The Annuity Period
Item  9.   Death Benefit ........................   The Annuity Period; The Accumulation Period
Item 10.   Purchases and Contract Value .........   KILICO, the MVA Option, the Separate Account and
                                                      the Fund; The Contracts; The Accumulation Period
Item 11.   Redemptions ..........................   The Accumulation Period
Item 12.   Taxes ................................   Federal Income Taxes
Item 13.   Legal Proceedings ....................   Legal Proceedings
Item 14.   Table of Contents of the Statement of
             Additional Information .............   Table of Contents

Part B
Item 15.   Cover Page ...........................   Cover Page
Item 16.   Table of Contents ....................   Table of Contents
Item 17.   General Information and History ......   Not Applicable
Item 18.   Services .............................   Services to the Separate Account
Item 19.   Purchase of Securities Being Offered .   Not Applicable
Item 20.   Underwriters .........................   Services to the Separate Account
Item 21.   Calculation of Performance Data ......   Performance Information of Subaccounts
Item 22.   Annuity Payments .....................   Not Applicable
Item 23.   Financial Statements .................   Financial Statements

Part C
     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                              PROSPECTUS FOR
                    KEMPER INVESTORS LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

              INDIVIDUAL AND GROUP VARIABLE AND MARKET VALUE
                      ADJUSTED DEFERRED ANNUITY CONTRACTS

-------------------------------------------------------------------------------

                                KEMPER PASSPORT
                                   Issued By
                   KILICO VARIABLE ANNUITY SEPARATE ACCOUNT
                                      and
                    KEMPER INVESTORS LIFE INSURANCE COMPANY

   This Prospectus describes Variable and Market Value Adjusted Deferred Annuity Contracts (the "Contract") offered by Kemper Investors Life Insurance Company ("we" or "KILICO"). The Contract is designed to provide annuity benefits for retirement which may or may not qualify for certain federal tax advantages. Depending on particular state requirements, the Contract may be issued on a group or individual basis. Contracts issued on a group basis are represented by a certificate. Contracts issued on an individual basis are represented by an individual annuity contract. For purposes of this Prospectus, the term "Contract" refers both to certificates and to individual annuity contracts.

   You may allocate purchase payments to one or more of the variable options, or the fixed option that is subject to a market value adjustment in states where a market value adjustment is authorized. The Contract currently offers thirteen investment options, each of which is a Subaccount of KILICO Variable Annuity Separate Account. Currently, you may choose among the following Portfolios of the Scudder Variable Series II* (formerly Kemper Variable Series):



    . Scudder Blue Chip (formerly        . Scudder Money Market (formerly
      Kemper Blue Chip)                    Kemper Money Market) [/R]



    . Scudder Contrarian Value           . Scudder Small Cap Growth (formerly
      (formerly Kemper Contrarian          Kemper Small Cap Growth)
      Value) [/R]
                                         . Scudder Small Cap Value (formerly


                                       Kemper Small Cap Value)
    . Scudder Government
      Securities (formerly Kemper        . Scudder Strategic Income (formerly
      Government Securities)               Kemper Strategic Income) [/R]



    . Scudder Growth (formerly           . Scudder Total Return (formerly
      Kemper Growth)                       Kemper Total Return)** [/R]



    . Scudder High Yield (formerly       . SVS Focus Value+Growth (formerly
      Kemper High Yield)                   Kemper Value+Growth) [/R]

    . Scudder International
      Research (formerly Kemper
      International)

    . Scudder Investment Grade
      Bond (formerly Kemper
      Investment Grade Bond)

   * Effective May 1, 2001, pursuant to a restructuring program, the Kemper Variable Series is renamed Scudder Variable Series II. The portfolios of the Scudder Variable Series II are rebranded from Kemper and KVS to Scudder and SVS, respectively.

   ** Effective April 30, 2001, pursuant to shareholder approval, the Kemper Horizon 5 Portfolio, the Kemper Horizon 10+ Portfolio and the Kemper Horizon 20+ Portfolio merged into the Kemper Total Return Portfolio, and Kemper Total Return Portfolio was renamed Scudder Total Return Portfolio.

   The Contracts are not insured by the FDIC. They are obligations of the issuing insurance company and not a deposit of, or guaranteed by, any bank or savings institution and are subject to risks, including possible loss of principal.

  This Prospectus contains important information about the Contracts that you should know before investing. You should read it before investing and keep it for future reference. We have filed a Statement of Additional Information ("SAI") with the Securities and Exchange Commission. The current SAI has the same date as this Prospectus and is incorporated by reference in this Prospectus. You may obtain a free copy by writing us or calling (847) 550-5500. A table of contents for the SAI appears on page 57. You may also find this Prospectus and other information about the separate account required to be filed with the Securities and Exchange Commission ("SEC") at the SEC's web site at http://www.sec.gov.

  The date of this Prospectus is May 1, 2001.

  The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----
DEFINITIONS...............................................................    1
SUMMARY...................................................................    3
SUMMARY OF EXPENSES.......................................................    5
CONDENSED FINANCIAL INFORMATION...........................................    8
KILICO, THE MVA OPTION, THE SEPARATE ACCOUNT AND THE FUND.................   10
THE CONTRACTS.............................................................   14
THE ACCUMULATION PERIOD...................................................   14
CONTRACT CHARGES AND EXPENSES.............................................   19
THE ANNUITY PERIOD........................................................   21
FEDERAL INCOME TAXES......................................................   24
DISTRIBUTION OF CONTRACTS.................................................   30
VOTING RIGHTS.............................................................   30
REPORTS TO CONTRACT OWNERS AND INQUIRIES..................................   30
DOLLAR COST AVERAGING.....................................................   30
SYSTEMATIC WITHDRAWAL PLAN................................................   31
EXPERTS...................................................................   31
LEGAL MATTERS.............................................................   32
SPECIAL CONSIDERATIONS....................................................   32
AVAILABLE INFORMATION.....................................................   32
BUSINESS..................................................................   33
PROPERTIES................................................................   39
LEGAL PROCEEDINGS.........................................................   39
SELECTED FINANCIAL DATA...................................................   40
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
 OPERATIONS...............................................................   41
KILICO'S DIRECTORS AND EXECUTIVE OFFICERS.................................   53
EXECUTIVE COMPENSATION....................................................   56
TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION....................   57
FINANCIAL STATEMENTS......................................................   57
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS..................................   58
FINANCIAL STATEMENTS OF KEMPER INVESTORS LIFE INSURANCE COMPANY AND
 SUBSIDIARIES.............................................................   59
APPENDIX A ILLUSTRATION OF A MARKET VALUE ADJUSTMENT......................   84
APPENDIX B KEMPER INVESTORS LIFE INSURANCE COMPANY DEFERRED FIXED AND
 VARIABLE ANNUITY IRA, ROTH IRA AND SIMPLE IRA DISCLOSURE STATEMENT.......   86

                                  DEFINITIONS

   The following terms as used in this Prospectus have the indicated meanings:

   Accumulated Guarantee Period Value--The sum of your Guarantee Period
Values.

   Accumulation Period--The period between the Date of Issue of a Contract and the Annuity Date.

   Accumulation Unit--A unit of measurement used to determine the value of each Subaccount during the Accumulation Period.

   Allocation Option--The thirteen Subaccounts and the MVA Option available under the Contract for allocation of Purchase Payments, or transfers of Contract Value during the Accumulation Period.

   Annuitant--The person designated to receive or who is actually receiving annuity payments and upon the continuation of whose life annuity payments involving life contingencies depend.

   Annuity Date--The date on which annuity payments are to commence.

   Annuity Option--One of several forms in which annuity payments can be made.

   Annuity Period--The period starting on the Annuity Date.

   Annuity Unit--A unit of measurement used to determine the amount of Variable Annuity payments.

   Beneficiary--The person designated to receive any benefits under a Contract upon your death or upon the Annuitant's death prior to the Annuity Period.

   Company ("we", "us", "our", "KILICO")--Kemper Investors Life Insurance Company. Our home office is located at 1 Kemper Drive, Long Grove, Illinois 60049.

   Contract--A Variable, and Market Value Adjusted Deferred Annuity Contract offered on an individual or group basis. Contracts issued on a group basis are represented by a certificate. Contracts issued on an individual basis are represented by an individual annuity contract.

   Contract Value--The sum of the values of your Accumulated Guarantee Period Value and Separate Account Value during the Accumulation Period.

   Contract Year--Period between anniversaries of the Date of Issue of a Contract.

   Date of Issue--The date on which the first Contract Year commences.

   Fixed Annuity--An annuity under which we guarantee the amount of each annuity payment; it does not vary with the investment experience of a Subaccount.

   Fund--Scudder Variable Series II, an open-end management investment company. The Separate Account invests in thirteen portfolios of the Fund.

   General Account--All our assets other than those allocated to any legally segregated separate account.

   Guaranteed Interest Rate--The rate of interest established by us for a given Guarantee Period.

   Guarantee Period--A period of time during which an amount is to be credited with a Guaranteed Interest Rate. You may elect Guarantee Period options having durations of from one (1) to ten (10) years.

   Guarantee Period Value--The Guarantee Period Value is the sum of your: (1) Purchase Payment allocated or amount transferred to a Guarantee Period; plus
(2) interest credited; minus (3) withdrawals, previously assessed Withdrawal Charges and transfers; and (4) as adjusted for any applicable Market Value Adjustment previously made.

   Market Adjusted Value--A Guarantee Period Value adjusted by the market value adjustment formula on any date prior to the end of a Guarantee Period.

   Market Value Adjustment--An adjustment of values under a Guarantee Period in accordance with the market value adjustment formula prior to the end of that Guarantee Period. The adjustment reflects the change in the value of the Guarantee Period Value due to changes in interest rates since the date the Guarantee Period commenced. The adjustment is computed using the market value adjustment formula stated in the Contract.

   Non-Qualified Contract--A Contract issued in connection with a retirement plan which does not receive favorable tax treatment under Section 401, 403, 408, 408A or 457 of the Internal Revenue Code.

   Owner ("you, your, yours")--The person designated in the Contract as having the privileges of ownership defined in the Contract.

   Purchase Payments--Amounts paid to us by you or on your behalf.

   Qualified Contract--A Contract issued in connection with a retirement plan which receives favorable tax treatment under Section 401, 403, 408, 408A or 457 of the Internal Revenue Code.

   Separate Account--The KILICO Variable Annuity Separate Account.

   Separate Account Value--The sum of your Subaccount Values.

   Subaccounts--The thirteen subdivisions of the Separate Account, the assets of which consist solely of shares of the corresponding portfolio of the Fund.

   Subaccount Value--The value of your interest in each Subaccount.

   Valuation Date--Each day when the New York Stock Exchange is open for trading, as well as each day otherwise required.

   Valuation Period--The interval of time between two consecutive Valuation
Dates.

   Variable Annuity--An annuity with payments varying in amount in accordance with the investment experience of the Subaccount(s) in which you have an interest.

   Withdrawal Charge--The "contingent deferred sales charge" assessed against certain withdrawals of Contract Value in the first six Contract Years after a Purchase Payment is made or against certain annuitizations of Contract Value in the first six Contract Years after a Purchase Payment is made.

   ZSI--Zurich Scudder Investments, Inc., whose Corporate Headquarters is at 345 Park Avenue, New York, New York 10154-0010.

                                    SUMMARY

   Because this is a summary; it does not contain all of the information that may be important. Read the entire Prospectus and Statement of Additional Information before deciding to invest.

   The Contracts provide for investment on a tax-deferred basis and annuity benefits. Both Non-Qualified and Qualified Contracts are described in this Prospectus.

   The minimum initial Purchase Payment is $2,000. Subject to certain exceptions, the minimum subsequent payment is $500. An allocation to a Subaccount, Fixed Account or Guarantee Period must be at least $500.

   Variable accumulations and benefits are provided by crediting Purchase Payments to one or more Subaccounts that you select. Each Subaccount invests in one of the following corresponding Portfolios:

    . Scudder Blue Chip (formerly Kemper Blue Chip)

    . Scudder Contrarian Value (formerly Kemper Contrarian Value)

    . Scudder Growth (formerly Kemper Growth)

    . Scudder Government Securities (formerly Kemper Government Securities)

    . Scudder High Yield (formerly Kemper High Yield)

    . Scudder Investment Grade Bond (formerly Kemper Investment Grade Bond)

    . Scudder International Research (formerly Kemper International)

    . Scudder Money Market (formerly Kemper Money Market)

    . Scudder Small Cap Growth (formerly Kemper Small Cap Growth)

    . Scudder Small Cap Value (formerly Kemper Small Cap Value)

    . Scudder Strategic Income (formerly Kemper Strategic Income)

    . Scudder Total Return (formerly Kemper Total Return)

    . SVS Focus Value+Growth (formerly Kemper Value+Growth)

   Contract Value allocated to the Separate Account varies with the investment experience of the selected Subaccounts.

   The MVA Option also provides fixed accumulations. The MVA Option is only available during the Accumulation Period. You may allocate amounts to one or more Guarantee Periods. We may offer additional Guarantee Periods at our discretion. For new Contracts, we may limit the number of Guarantee Period options available to 3. We credit interest daily to amounts allocated to the MVA Option. We declare the rate at our sole discretion. We guarantee amounts allocated to the MVA Option at Guaranteed Interest Rates for the Guarantee Periods you select. These guaranteed amounts are subject to any applicable Withdrawal Charge, Market Value Adjustment or Records Maintenance Charge. We will not change a Guaranteed Interest Rate for the duration of the Guarantee Period. However, Guaranteed Interest Rates for subsequent Guarantee Periods are set at our discretion. At the end of a Guarantee Period, a new Guarantee Period for the same duration starts, unless you timely elect another Guarantee Period. The interests under the Contract relating to the MVA Option are registered under the Securities Act of 1933 but are not registered under the Investment Company Act of 1940. (See "The MVA Option," page 10)

   Transfers between Subaccounts are permitted before and after annuitization, subject to limitations. A transfer from a Guarantee Period is subject to a Market Value Adjustment unless effected within 15 days of the end of the existing Guarantee Period. Restrictions apply to transfers out of the Fixed Account. (See "Transfer During Accumulation Period" and "Transfer During Annuity Period," pages 16 and 23, respectively.)

   You may withdraw up to 15% of the Contract Value in any Contract Year without a Withdrawal Charge. If you withdraw more than 15% of the Contract Value in any Contract Year, the amount in excess of 15% is subject to a Withdrawal Charge. The Withdrawal Charge is:

    . 6% in the first and second Contract Years,

    . 5% in the third and fourth Contract Years, and

    . 4% in the fifth and sixth Contract Years.

   However, in no event shall the aggregate Withdrawal Charges assessed against a Contract exceed 9% of the aggregate Purchase Payments made under the Contract. Withdrawals will have tax consequences, including income tax and in some circumstances an additional 10% penalty tax. Withdrawals are permitted from Contracts issued with Section 403(b) Qualified Plans only under limited circumstances. (See "Federal Income Taxes," page 24.)

   A Market Value Adjustment also applies to any withdrawal (except during the "free look" period), transfer, purchase of an annuity option and to death benefit payments made more than 15 days before or 15 days after the end of a Guarantee Period in the MVA Option. The Market Value Adjustment is applied to the amount being withdrawn before deduction of any applicable Withdrawal Charges. (See "The Contracts," page 11.)

   Contract charges include:

    . mortality and expense risk charges,

    . administrative expenses,

    . records maintenance, and

    . applicable premium taxes.

(See "Charges Against the Separate Account," page 19.) In addition, the investment adviser to the Fund deducts varying charges against the assets of the Fund for which it provides investment advisory services. (See the Fund's prospectus for such information.)

   The Contract may be purchased as an Individual Retirement Annuity, Simplified Employee Pension--IRA, Roth Individual Retirement Annuity, tax sheltered annuity, deferred compensation plan, and as a nonqualified annuity. (See "Taxation of Annuities in General," page 24 and "Qualified Plans," page 27.)

   You may examine a Contract and return it for a refund during the "free look" period. The length of the free look period will depend on the state in which the Contract is issued. However, it will be at least ten days from the date you receive the Contract. (See "The Contracts," page 14.) In addition, a special free look period applies in some circumstances to Contracts issued as Individual Retirement Annuities, Simplified Employee Pensions--IRAs or as Roth Individual Retirement Annuities.

                           SUMMARY 0F EXPENSES

-------------------------------------------------------------------------------

  Contract Owner Transaction Expenses
  Sales Load Imposed on Purchases (as a percentage of purchase payments).  None
  Contingent Deferred Sales Load (as a percentage of amount surrendered)(1)

                         Contract Year of Withdrawal
                         ---------------------------
                         First year.............................   6%
                         Second year............................   6%
                         Third year.............................   5%
                         Fourth year............................   5%
                         Fifth year.............................   4%
                         Sixth year.............................   4%
                         Seventh year and following.............   0%

  Surrender Fees (in addition to Withdrawal Charge)(2)..................... None
  Exchange Fee............................................................. None
  Annual Contract Fee (Records Maintenance Charge)(3)......................  $30

  Separate Account Annual Expenses
   (as a percentage of average daily
    account value)
  Mortality and Expense Risk............... 1.10%
  Administration...........................  .15%
  Account Fees and Expenses................    0%
                                            ----
  Total Separate Account Annual Expenses... 1.25%(8)
                                            ====

 Fund Annual Expenses

 (as percentage of each Portfolio's average net assets for the period ended December 31, 2000)

                                         Management  Other      Total Annual
                Portfolio                   Fees    Expenses Portfolio Expenses
                ---------                ---------- -------- ------------------
  Scudder Blue Chip (4).................    0.65%     0.06%         0.71%
  Scudder Contrarian Value (4)..........    0.75%     0.05%         0.80%
  Scudder Government Securities (5).....    0.55%     0.05%         0.60%
  Scudder Growth........................    0.60%     0.05%         0.65%
  Scudder High Yield....................    0.60%     0.08%         0.68%
  Scudder International Research........    0.75%     0.09%         0.84%
  Scudder Investment Grade Bond (4)(5)..    0.60%     0.07%         0.67%
  Scudder Money Market (6)..............    0.50%     0.08%         0.58%
  Scudder Small Cap Growth..............    0.65%     0.07%         0.72%
  Scudder Small Cap Value (4)(5)........    0.75%     0.06%         0.81%
  Scudder Strategic Income (4)(5)(7)
   (after expense reimbursement)........    0.65%     0.40%         1.05%
  Scudder Total Return..................    0.55%     0.06%         0.61%
  SVS Focus Value+Growth (4)............    0.75%     0.06%         0.81%

(1) You may withdraw up to 15% of the Separate Account Value plus Market Adjusted Value in any Contract Year without assessment of any charge. Under certain circumstances the contingent deferred sales load may be reduced or waived, including when certain annuity options are selected. This load also applies if you annuitize under Option 1 and choose to receive payments for less than five years.

(2) Surrenders and other withdrawals from the MVA Option are subject to a Market Value Adjustment unless made within 15 days before or 15 days after the end of a Guarantee Period. The Market Value Adjustment may increase or reduce the Guarantee Period Value.

(3) Under certain circumstances the annual Records Maintenance Charge may be reduced or waived. The annual Records Maintenance Charge will be waived for Contracts with a Contract Value exceeding $50,000 on the date of assessment.

(4) Pursuant to their respective agreements with Scudder Variable Series II, the investment manager and the accounting agent have agreed, for the one year period commencing on May 1, 2001, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described Portfolios to the amounts set forth after the Portfolio names: SVS Focus

   Value+Growth (0.84%), Scudder Contrarian Value (0.80%), Scudder Small Cap Value (0.84%), Scudder Investment Grade Bond (0.80%), Scudder Strategic Income (1.05%) and Scudder Blue Chip (0.95%).

(5) "Other Expenses" have been restated to exclude reorganization costs.

(6) Scudder Money Market Subaccounts #1 and #2 both invest in this Portfolio.

(7) The expense figures shown are net of certain fee waivers or reductions from the Portfolio's investment manager based on actual expenses for fiscal year ended December 31, 2000. Without such waivers, the Management Fee, Other Expenses and Total Portfolio Annual Expenses for the Scudder Strategic Income Portfolio would have been 0.65%, 0.42% and 1.07%, respectively. Due to a new management agreement, the management fee of Scudder Strategic Income has been restated to 0.65%.

(8) This charge does not apply to Scudder Money Market Subaccount #2, because it is available only for dollar cost averaging that will deplete your subaccount value entirely at least by the end of the third Contract Year.

   If you surrender your Contract or you annuitize for a fixed period of less than 5 years, you would pay the following expenses on a $1,000 investment, assuming:

    . 5% annual return on assets, and

    . the current level of fund expenses for all years shown.

   The example assumes that any Portfolio expense caps, waivers or reimbursement arrangements described in the footnotes above are in effect for the time periods presented below. The example does not include any taxes or tax penalties you may be required to pay if you surrender your Contract.

                                EXAMPLE 1
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            Subaccount               1 year       3 years       5 years       10 years
            ----------               ------       -------       -------       --------
  Scudder Blue Chip                   $82          $117          $154           $233
  Scudder Contrarian Value             83           120           159            243
  Scudder Government Securities        81           114           149            221
  Scudder Growth                       82           116           151            227
  Scudder High Yield                   82           117           153            230
  Scudder International Research       83           121           161            247
  Scudder Investment Grade Bond        82           116           152            229
  Scudder Money Market #1(1)           81           114           148            219
  Scudder Small Cap Growth             82           118           155            234
  Scudder Small Cap Value              83           120           159            244
  Scudder Strategic Income             85           127           171            269
  Scudder Total Return                 81           115           149            222
  SVS Focus Value+Growth               83           120           159            244

   Same assumptions as Example 1 above, except that you decide not to surrender or annuitize your Contract or you select an annuity option other than the one covered by the prior example at the end of each period.

                                EXAMPLE 2
-------------------------------------------------------------------------------

            Subaccount               1 year       3 years       5 years       10 years
            ----------               ------       -------       -------       --------
  Scudder Blue Chip                   $20            63           108           233
  Scudder Contrarian Value             21            66           113           243
  Scudder Government Securities        19            59           102           221
  Scudder Growth                       20            61           105           227
  Scudder High Yield                   20            62           106           230
  Scudder International Research       22            67           115           247
  Scudder Investment Grade Bond        20            62           106           229
  Scudder Money Market #1(1)           19            59           101           219
  Scudder Small Cap Growth             20            63           109           234
  Scudder Small Cap Value              21            66           113           244
  Scudder Strategic Income             24            73           126           269
  Scudder Total Return                 19            60           103           222
  SVS Focus Value+Growth               21            66           113           244

   The purpose of the preceding tables is to assist you in understanding the various costs and expenses that an Owner in a Subaccount will bear directly or indirectly. The tables reflect expenses of both the Separate
---------

(1) Scudder Money Market Subaccount #2 is not shown because it is available only for dollar cost averaging that will deplete your Subaccount Value entirely at least by the end of the third Contract Year.

Account and the Portfolios or Funds but not the MVA Option. These tables are limited to disclosure with regard to the variable portion of the Contract. See "Contract Charges and Expenses" and "The MVA Option" for more information regarding the various costs and expenses. The Examples should not be considered to be a representation of past or future expenses and do not include the deduction of state premium taxes, which may be assessed before or upon annuitization. Actual expenses may be greater or less than those shown. "Management Fees" and "Other Expenses" in the "SUMMARY OF EXPENSES" for the Portfolios or Funds have been provided by the investment manager or adviser of the Portfolios or Funds, and have not been independently verified. The Examples assume a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any Subaccount. The Records Maintenance Charge is a single charge, it is not a separate charge for each Subaccount. In addition, the effect of the Records Maintenance Charge has been reflected in the Examples by applying the percentage derived by dividing the total amounts of annual Records Maintenance Charge collected by the total net assets of all the Subaccounts in the Separate Account. See "Contract Charges and Expenses" for more information regarding the various costs and expenses.

                     CONDENSED FINANCIAL INFORMATION

   The following condensed financial information is derived from the financial statements of the Separate Account. The data should be read in conjunction with the financial statements, related notes and other financial information included in the Statement of Additional Information.

   Selected data for accumulation units outstanding as of the year ended December 31st for each period:

       Subaccount          2000    1999    1998    1997    1996    1995    1994    1993    1992
       ----------         ------- ------- ------- ------- ------- ------- ------- ------- -------
Scudder Money Market
 Subaccount #1
 Accumulation unit value
  at beginning of
  period*...............  $ 1.290 $ 1.245 $ 1.199 $ 1.153 $ 1.112 $ 1.065 $ 1.037 $ 1.021 $ 1.000
 Accumulation unit value
  at end of period......  $ 1.351 $ 1.290 $ 1.245 $ 1.199 $ 1.153 $ 1.112 $ 1.065 $ 1.037 $ 1.021
 Number of accumulation
  units outstanding at
  end of period (000's
  omitted)..............   11,389  22,203  28,318  20,687  12,271   8,710  14,423   5,757   3,037
Scudder Money Market
 Subaccount #2
 Accumulation unit value
  at beginning of
  period*...............    1.424   1.358   1.292   1.227   1.168   1.105   1.063   1.034   1.000
 Accumulation unit value
  at end of period......    1.511   1.424   1.358   1.292   1.227   1.168   1.105   1.063   1.034
 Number of accumulation
  units outstanding at
  end of period (000's
  omitted)..............      265     994   3,312   4,951   6,923   1,981   3,333   3,033   6,561
Scudder Total Return
 Subaccount
 Accumulation unit value
  at beginning of
  period*...............    2.173   1.917   1.685   1.423   1.234    .991   1.109   1.002   1.000
 Accumulation unit value
  at end of period......    2.090   2.173   1.917   1.685   1.423   1.234    .991   1.109   1.002
 Number of accumulation
  units outstanding at
  end of period (000's
  omitted)..............   36,660  47,741  61,104  72,701  73,747  65,648  68,207  51,444  27,355
Scudder High Yield
 Subaccount
 Accumulation unit value
  at beginning of
  period*...............    1.903   1.887   1.883   1.708   1.515   1.308   1.354   1.143   1.000
 Accumulation unit value
  at end of period......    1.717   1.903   1.887   1.883   1.708   1.515   1.308   1.354   1.143
 Number of accumulation
  units outstanding at
  end of period (000's
  omitted)..............   26,379  35,919  47,782  53,550  49,626  37,502  28,545  22,109   6,519
Scudder Growth
 Subaccount
 Accumulation unit value
  at beginning of
  period*...............    3.181   2.349   2.066   1.724   1.436   1.093   1.153   1.018   1.000
 Accumulation unit value
  at end of period......    2.543   3.181   2.349   2.066   1.724   1.436   1.093   1.153   1.018
 Number of accumulation
  units outstanding at
  end of period (000's
  omitted)..............   31,434  36,866  47,066  53,984  59,737  55,059  55,308  37,678  19,693
Scudder Government
 Securities Subaccount
 Accumulation unit value
  at beginning of
  period*...............    1.429   1.437   1.359   1.263   1.247   1.061   1.104   1.050   1.000
 Accumulation unit value
  at end of period......    1.565   1.429   1.437   1.359   1.263   1.247   1.061   1.104   1.050
 Number of accumulation
  units outstanding at
  end of period (000's
  omitted)..............   10,677  14,590  18,658  19,445  21,355  21,288  24,760  28,414  16,647
Scudder International
 Research Subaccount
 Accumulation unit value
  at beginning of
  period*...............    2.655   1.845   1.698   1.571   1.365   1.225   1.287    .981   1.000
 Accumulation unit value
  at end of period......    2.085   2.655   1.845   1.698   1.571   1.365   1.225   1.287    .981
 Number of accumulation
  units outstanding at
  end of period (000's
  omitted)..............   15,329  20,094  25,265  28,090  27,660  20,930  21,035  12,503   4,699

       Subaccount          2000   1999   1998   1997   1996   1995   1994  1993 1992
       ----------         ------ ------ ------ ------ ------ ------ ------ ---- ----
Scudder Small Cap Growth
 Subaccount
 Accumulation unit value
  at beginning of
  period*...............  $3.449 $2.595 $2.220 $1.675 $1.324 $1.031 $  --  $--  $--
 Accumulation unit value
  at end of period......  $3.042 $3.449 $2.595 $2.220 $1.675 $1.324 $1.031 $--  $--
 Number of accumulation
  units outstanding at
  end of period (000's
  omitted)..............   8,509  9,080 11,182 11,754 10,280  5,316  2,637  --   --
Scudder Investment Grade
 Bond Subaccount
 Accumulation unit value
  at beginning of
  period*...............   1.141  1.179  1.106  1.027    --     --     --   --   --
 Accumulation unit value
  at end of period......   1.238  1.141  1.179  1.106  1.027    --     --   --   --
 Number of accumulation
  units outstanding at
  end of period (000's
  omitted)..............   5,728  4,655  4,945  3,586  1,381    --     --   --   --
Scudder Contrarian Value
 Subaccount
 Accumulation unit value
  at beginning of
  period*...............   1.566  1.765  1.499  1.164    --     --     --   --   --
 Accumulation unit value
  at end of period......   1.796  1.566  1.765  1.499  1.164    --     --   --   --
 Number of accumulation
  units outstanding at
  end of period (000's
  omitted)..............  15,188 22,790 26,480 23,349 11,193    --     --   --   --
Scudder Small Cap Value
 Subaccount
 Accumulation unit value
  at beginning of
  period*...............   1.081  1.065  1.215  1.010    --     --     --   --   --
 Accumulation unit value
  at end of period......   1.111  1.081  1.065  1.215  1.010    --     --   --   --
 Number of accumulation
  units outstanding at
  end of period (000's
  omitted)..............   8,217 11,299 15,683 15,213  8,113    --     --   --   --
SVS Focus Value+Growth
 Subaccount
 Accumulation unit value
  at beginning of
  period*...............   1.924  1.672  1.408  1.137    --     --     --   --   --
 Accumulation unit value
  at end of period......   1.826  1.924  1.672  1.408  1.137    --     --   --   --
 Number of accumulation
  units outstanding at
  end of period (000's
  omitted)..............   9,990 13,294 17,452 13,973  7,220    --     --   --   --
Scudder Blue Chip
 Subaccount
 Accumulation unit value
  at beginning of
  period*...............   1.539  1.244  1.106    --     --     --     --   --   --
 Accumulation unit value
  at end of period......   1.400  1.539  1.244  1.106    --     --     --   --   --
 Number of accumulation
  units outstanding at
  end of period (000's
  omitted)..............   8,904  9,100  6,025  1,879    --     --     --   --   --
Scudder Strategic Income
 Subaccount
 Accumulation unit value
  at beginning of
  period*...............   1.040  1.118  1.020    --     --     --     --   --   --
 Accumulation unit value
  at end of period......   1.054  1.040  1.118  1.020    --     --     --   --   --
 Number of accumulation
  units outstanding at
  end of period (000's
  omitted)..............     192    264  1,206    319    --     --     --   --   --

----------

   *Commencement of Offering on January 6, 1992.

  **Commencement of Offering on May 2, 1994 at initial accumulation unit value of $1.000.

 ***Commencement of Offering on May 1, 1996 at initial accumulation unit value of $1.000.
****Commencement of Offering on May 1, 1997 at initial accumulation unit value of $1.000.

           KILICO, THE MVA OPTION, THE SEPARATE ACCOUNT AND THE FUND

Kemper Investors Life Insurance Company

   We were organized under the laws of the State of Illinois in 1947 as a stock life insurance company. Our offices are located at 1 Kemper Drive, Long Grove, Illinois 60049. We offer annuity and life insurance products and are admitted to do business in the District of Columbia and all states except New York. We are a wholly-owned subsidiary of Kemper Corporation, a nonoperating holding company. Kemper Corporation is a wholly-owned subsidiary of Zurich Group Holdings ("ZGH"), a Swiss holding company formerly known as Zurich Financial Services. ZGH is owned by Zurich Financial Services ("ZFS"), a new Swiss holding company. ZFS was formerly Zurich Allied AG, which was merged with Allied Zurich p.l.c. in October 2000.

The MVA Option

   You may allocate amounts in the Market Value Adjustment ("MVA") Option to one or more Guarantee Periods with durations of one to ten years during the Accumulation Period. The MVA Option may not be available in all states. At our discretion, we may offer additional Guarantee Periods or limit, for new Contracts, the number of Guarantee Periods available to three.

   The amounts allocated to the MVA Option under the Contracts are invested under the laws regulating our General Account. Assets supporting the amounts allocated to Guarantee Periods are held in a "non-unitized" separate account. However, our General Account assets are available to fund benefits under the Contracts. A non-unitized separate account is a separate account in which you do not participate in the performance of the assets through unit values. There are no discrete units for this separate account. The assets of the non-unitized separate account are held as reserves for our guaranteed obligations. The assets of the separate account are not chargeable with liabilities arising out of the business conducted by any other separate account or out of any other business we may conduct.

   State insurance laws concerning the nature and quality of investments regulate our General Account investments and any non-unitized separate account investments. These laws generally permit investment in federal, state and municipal obligations, preferred and common stocks, corporate bonds, real estate mortgages, real estate and certain other investments. (See "Management's Discussion and Analysis--INVESTMENTS" and "FINANCIAL STATEMENTS" for information on KILICO's investments.) Our affiliate, Zurich Scudder Investments, Inc. ("ZSI"), manages our General Account.

   We consider the return available on the instruments in which Contract proceeds are invested when establishing Guaranteed Interest Rates. This return is only one of many factors considered in establishing Guaranteed Interest Rates. (See "The Accumulation Period-- Establishment of Guaranteed Interest Rates.")

   Our investment strategy for the non-unitized separate account is generally to match Guarantee Period liabilities with assets, such as debt instruments. We expect to invest in debt instruments such as:

    . securities issued by the United States Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the United States Government;

    . debt securities which have an investment grade, at the time of purchase, within the four (4) highest grades assigned by Moody's Investors Services, Inc. ("Moody's") (Aaa, Aa, A or Baa), Standard & Poor's Corporation ("Standard & Poor's") (AAA, AA, A or BBB), or any other nationally recognized rating service;

    . other debt instruments including issues of or guaranteed by banks or bank holding companies and corporations, which obligations, although not rated by Moody's or Standard & Poor's, are deemed by our management to have an investment quality comparable to securities which may be otherwise purchased; and

    . options and futures transactions on fixed income securities.

   Our invested assets portfolio at December 31, 2000 included approximately
83.9 percent in U.S. Treasuries, investment grade corporate, foreign and municipal bonds, and commercial paper, 3.2 percent in below investment grade (high risk) bonds, 3.7 percent in mortgage loans and other real estate-related investments and 9.2 percent in all other investments. (See "Management's Discussion and Analysis--INVESTMENTS.")

   We are not obligated to invest the amounts allocated to the MVA Option according to any particular strategy, except as state insurance laws may require. (See "Management's Discussion and Analysis--INVESTMENTS.")

The Separate Account

   We established the KILICO Variable Annuity Separate Account on May 29, 1981 pursuant to Illinois law as the KILICO Money Market Separate Account. The SEC does not supervise the management, investment practices or policies of the Separate Account or KILICO.

   Benefits provided under the Contracts are our obligations. Although the assets in the Separate Account are our property, they are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and capital losses, whether or not realized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, capital gains and capital losses arising out of any other business we may conduct.

   Thirteen Subaccounts of the Separate Account are currently available. Each Subaccount invests exclusively in shares of one of the corresponding Portfolios. We may add or delete Subaccounts in the future.

   The Separate Account purchases and redeems shares from the Funds at net asset value. We redeem shares of the Fund as necessary to provide benefits, to deduct Contract charges and to transfer assets from one Subaccount to another as you request. All dividends and capital gains distributions received by the Separate Account from a Portfolio are reinvested in that Portfolio at net asset value and retained as assets of the corresponding Subaccount.

   The Separate Account's financial statements appear in the Statement of Additional Information.

The Fund

   The Separate Account invests in shares of the Scudder Variable Series II.

   The Fund provides investment vehicles for variable life insurance and variable annuity contracts. Shares of the Fund are sold only to insurance company separate accounts and qualified retirement plans. Shares of the Fund may be sold to separate accounts of other insurance companies, whether or not affiliated with us. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of companies unaffiliated with us, or for variable life insurance separate accounts, variable annuity separate accounts and qualified retirement plans to invest simultaneously in the Fund. Currently, we do not foresee disadvantages to variable life insurance owners, variable annuity owners or qualified retirement plans. The Fund monitors events for material conflicts between owners and determine what action, if any, should be taken. In addition, if we believe that the Fund's response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action.

   The Fund consists of separate Portfolios. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

   The thirteen Portfolios of the Fund are summarized below:

   Scudder Blue Chip (formerly Kemper Blue Chip) Portfolio seeks growth of capital and of income.

   Scudder Contrarian Value (formerly Kemper Contrarian Value) Portfolio seeks to achieve a high rate of total return.

   Scudder Growth (formerly Kemper Growth) Portfolio seeks maximum appreciation of capital through diversification of investment securities having potential for capital appreciation.

   Scudder Government Securities (formerly Kemper Government Securities) Portfolio seeks high current return consistent with preservation of capital.

   Scudder High Yield (formerly Kemper High Yield) Portfolio seeks to provide a high level of current income.

   Scudder Investment Grade Bond (formerly Kemper Investment Grade) Portfolio seeks high current income.

   Scudder International Research (formerly Kemper International) Portfolio seeks total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities.

   Scudder Money Market (formerly Kemper Money Market) Portfolio seeks maximum current income to the extent consistent with stability of principal.

   Scudder Small Cap Growth (formerly Kemper Small Cap Growth) Portfolio seeks maximum appreciation of investors' capital.

   Scudder Small Cap Value (formerly Kemper Small Cap Value) Portfolio seeks long-term capital appreciation.

   Scudder Strategic Income (formerly Kemper Strategic Income) Portfolio seeks high current return.

   Scudder Total Return (formerly Kemper Total Return) Portfolio seeks a high total return, a combination of income and capital appreciation, consistent with reasonable risk.

   SVS Focus Value+Growth (formerly Kemper Value+Growth) Portfolio seeks growth of capital. A secondary objective of the Portfolio is the reduction of risk over a full market cycle compared to a portfolio of only growth stocks or only value stocks.

   The Portfolios of the Fund may not achieve their stated objective. More detailed information, including a description of risks involved in investing in the Portfolios, is found in the Fund's prospectus accompanying this Prospectus, and Statement of Additional Information available from us upon request.

   Responsibility for overall management of the Fund rests with the Board of Trustees and officers of the Fund. Zurich Scudder Investments, Inc. ("ZSI"), our affiliate, is the investment manager for each of the Portfolios. Scudder Investments (U.K.) Limited ("Scudder U.K."), an affiliate of ZSI, is the sub-adviser for the Scudder International Research Portfolio.

Change of Investments

   We reserve the right to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. We reserve the right to eliminate the shares of any of the Portfolios and to substitute shares of another Portfolio or of another investment company, if the shares of a Portfolio are no longer available for investment, or if in our judgment further investment in any Portfolio becomes inappropriate. We will not substitute any shares attributable to your interest in a Subaccount without prior notice and the SEC's prior approval, if required. The Separate Account may purchase other securities for other series or classes of policies, or may permit a conversion between series or classes of policies on the basis of requests made by Owners.

   We may establish additional subaccounts of the Separate Account, each of which would invest in a new portfolio of the Fund, or in shares of another investment company. New subaccounts may be established when, in our discretion, marketing needs or investment conditions warrant. New subaccounts may be made available to existing Owners as we determine. We may also eliminate or combine one or more subaccounts, transfer assets, or substitute one subaccount for another subaccount, if, in our discretion, marketing, tax, or investment conditions warrant. We will notify all Owners of these changes.

   If we deem it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be: (a) operated as a management company under the Investment Company Act of 1940 ("1940 Act"); (b) deregistered under that Act in the event such registration is no longer required; or (c) combined with our other separate accounts. To the extent permitted by law, we may transfer the assets of the Separate Account to another separate account or to the General Account.

Performance Information

   The Separate Account may advertise several types of performance information
for the Subaccounts. All      Subaccounts may advertise standardized "average
annual total return" and nonstandardized "total return."

The Scudder High Yield Subaccount, Scudder Government Securities Subaccount and Scudder Investment Grade Bond Subaccount may also advertise "yield". The Scudder Money Market Subaccount may advertise "yield" and "effective yield." Each of these figures is based upon historical earnings and is not necessarily representative of Subaccount's future performance.

   Standardized average annual total return and nonstandardized total return calculations measure a Subaccount's net income plus the effect of any realized or unrealized appreciation or depreciation of the Subaccount's underlying investments. Standardized average annual total return and nonstandardized total return will be quoted for periods of at least one year, three years, five years and ten years, if applicable. In addition, we will show standardized average annual total return for the life of the Subaccount, meaning the time the underlying Portfolio has been held in the Subaccount. We will show nonstandardized total return for the life of the Portfolio, meaning the time the underlying Portfolio has been in existence. Standardized average annual total return will be current to the most recent calendar quarter. Nonstandardized total return will be current to most recent calendar month. Standardized average annual total return figures are annualized and, therefore, represent the average annual percentage change in the value of a Subaccount investment over the applicable period. Nonstandardized total return may include annualized and nonannualized (cumulative) figures. Nonannualized figures represent the actual percentage change over the applicable period.

   Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (seven-day period for the Scudder Money Market Subaccount) expressed as a percentage of the value of the Subaccount's Accumulation Units. Yield is an annualized figure, which means that it is assumed that the Subaccount generates the same level of net income over a one year period, compounded on a semi-annual basis. The effective yield for the Scudder Money Market Subaccount is calculated similarly, but includes the effect of assumed compounding calculated under rules prescribed by the SEC. The Scudder Money Market Subaccount's effective yield will be slightly higher than its yield due to this compounding effect.

   The Subaccounts' units are sold at Accumulation Unit Value. The Subaccounts' performance figures and Accumulation Unit values fluctuate. You may redeem Subaccount units at Accumulation Unit value, which may be more or less than original cost. The standardized performance figures reflect the deduction of all expenses and fees, including a prorated portion of the Records Maintenance Charge. The nonstandardized performance figures reflect the deduction of all expenses and fees, excluding a prorated portion of the Records Maintenance Charge. Redemptions within the first six years may be subject to a Withdrawal Charge that ranges from 6% the first year to 0% after seven years. Yield, effective yield and nonstandardized total return figures do not include the effect of any Withdrawal Charge that may be imposed upon the redemption of units, and thus may be higher than if such charges were deducted. Standardized average annual total return figures include the effect of the applicable Withdrawal Charge that may be imposed at the end of the period.

   The Subaccounts may be compared to relevant indices and performance data from independent sources, including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Consumer Price Index, the CDA Certificate of Deposit Index, the Salomon Brothers High Grade Corporate Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Merrill Lynch Government/Corporate Master Index, the Lehman Brothers Long Government/Corporate Bond Index, the Lehman Brothers Government/Corporate 1-3 Year Bond Index, the Standard & Poor's Midcap 400 Index, the NASDAQ Composite Index, the Russell 2000 Index and the Morgan Stanley Capital International Europe, Australia, Far East Index. Please note the differences and similarities between the investments which a Subaccount may purchase and the investments measured by the indexes which are described below. In particular, it should be noted that the comparative information with regard to the index will not reflect he deduction of any Contract charges or fees. Similarly, the indexes are unmanaged and do not reflect the fees and expenses of management and acquisition costs. In addition, certificates of deposit may offer fixed or variable yields and principal is guaranteed and may be insured. The units of the Subaccounts are not insured. Also, the value of the Subaccounts will fluctuate.

   From time to time, the Separate Account may quote information from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor, National Underwriter, Selling Life Insurance, Broker World, Registered Representative, Investment Advisor and VARDS.

   Additional information concerning a Subaccount's performance is provided in the Statement of Additional Information.

                                 THE CONTRACTS

A. General Information.

   The minimum initial Purchase Payment is $2,000, and the minimum subsequent payment is $500. Cumulative Purchase Payments in excess of $1,000,000 require our prior approval.

   We may, at any time, amend the Contract in accordance with changes in the law, including applicable tax laws, regulations or rulings, and for other purposes.

   You may examine a Contract and return it for a refund during the "free look" period. The length of the free look period depends upon the state in which the Contract is issued. However, it will be at least 10 days from the date you receive the Contract. The amount of the refund depends on the state in which the Contract is issued. Generally, it will be an amount at least equal to the Separate Account Contract Value plus amounts allocated to the General Account and the Guarantee Periods on the date we receive the returned Contract, without any deduction for Withdrawal Charges or Records Maintenance Charges. Some states require the return of the Purchase Payment. In addition, a special free look period applies in some circumstances to Contracts issued as Individual Retirement Annuities, Simplified Employee Pensions--IRAs or as Roth Individual Retirement Annuities.

   During the Accumulation Period, you may assign the Contract or change a Beneficiary at any time by signing our form. No assignment or Beneficiary change is binding on us until we receive it. We assume no responsibility for the validity of the assignment or Beneficiary change. An assignment may subject you to immediate tax liability and a 10% tax penalty. (See "Tax Treatment of Withdrawals, Loans and Assignments.")

   Amounts payable during the Annuity Period may not be assigned or encumbered. In addition, to the extent permitted by law, annuity payments are not subject to levy, attachment or other judicial process for the payment of the payee's debts or obligations.

   You designate the Beneficiary. If you or the Annuitant dies, and no designated Beneficiary or contingent beneficiary is alive at that time, you or we will pay your or the Annuitant's estate.

   Under a Qualified Contract, the provisions of the applicable plan may prohibit a change of Beneficiary. Generally, an interest in a Qualified Contract may not be assigned.

                            THE ACCUMULATION PERIOD

A. Application of Purchase Payments.

   You select the allocation of Purchase Payments to the Subaccount(s), Guarantee Periods, or Fixed Account. The amount of each Purchase Payment allocated to a Subaccount is based on the value of an Accumulation Unit, as computed after we receive the Purchase Payment. Generally, we determine the value of an Accumulation Unit by 3:00 p.m. Central time on each day that the New York Stock Exchange is open for trading. Purchase Payments allocated to a Guarantee Period or to the Fixed Account begin earning interest one day after we receive them. However, with respect to initial Purchase Payments, the amount is credited only after we determine to issue the Contract, but no later than the second day after we receive the Purchase Payment. After the initial purchase, we determine the number of Accumulation Units credited by dividing the Purchase Payment allocated to a Subaccount by the Subaccount's Accumulation Unit value, as computed after we receive the Purchase Payment.

   The number of Accumulation Units will not change due to investment experience. Accumulation Unit value varies to reflect the investment experience of the Subaccount and the assessment of charges against the Subaccount, other than the Records Maintenance Charge. The number of Accumulation Units and Guarantee Period Value is reduced when the Records Maintenance Charge is assessed.

   If we are not provided with information sufficient to establish a Contract or to properly credit the initial Purchase Payment, we will promptly request the necessary information. If the requested information is not furnished within 5 business days after we receive the initial Purchase Payment, or if we determine that we cannot issue the Contract within the five 5 day period, we will return the initial Purchase Payment to you, unless you consent to our retaining the Purchase Payment until the application is completed.

B. Accumulation Unit Value.

   Each Subaccount has an Accumulation Unit value. When Purchase Payments or other amounts are allocated to a Subaccount, the number of units purchased is based on the Subaccount's Accumulation Unit value at the end of the current Valuation Period. When amounts are transferred out of or deducted from a Subaccount, units are redeemed in a similar manner.

   The Accumulation Unit value for each subsequent Valuation Period is the investment experience factor for that Valuation Period times the Accumulation Unit value for the preceding Valuation Period. Each Valuation Period has a single Accumulation Unit value which applies to each day in the Valuation Period.

   Each Subaccount has its own investment experience factor. The investment experience of the Separate Account is calculated by applying the investment experience factor to the Accumulation Unit value in each Subaccount during a Valuation Period.

   The investment experience factor of a Subaccount for any Valuation Period is determined by the following formula:

     (1 / 2) - 3, where:

     (1) is the net result of:

      . the net asset value per share of the investment held in the Subaccount determined at the end of the current Valuation Period; plus

      . the per share amount of any dividend or capital gain distributions made by the investments held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

      . a charge or credit for any taxes reserved for the current
        Valuation Period which we determine have resulted from the investment operations of the Subaccount;

     (2) is the net asset value per share of the investment held in the Subaccount determined at the end of the preceding Valuation Period; and

     (3) is the factor representing the mortality and expense risk and administration charges.

C. Guarantee Periods of the MVA Option.

   You may allocate Purchase Payments to one or more Guarantee Periods with durations of one to ten years. Each Guarantee Period has a Guaranteed Interest Rate which will not change during the Guarantee Period. Interest is credited daily at the effective annual rate.

   The following example illustrates how we credit Guarantee Period interest.

               EXAMPLE OF GUARANTEED INTEREST RATE ACCUMULATION

      Purchase Payment.............................. $40,000
      Guarantee Period..............................  5 Years
      Guaranteed Interest Rate......................  4.0% Effective Annual Rate

                                             Interest Credited    Cumulative
      Year                                      During Year    Interest Credited
      ----                                   ----------------- -----------------
      1.....................................     $1,600.00         $1,600.00
      2.....................................      1,664.00          3,264.00
      3.....................................      1,730.56          4,994.56
      4.....................................      1,799.78          6,794.34
      5.....................................      1,871.77          8,666.11

   Accumulated Value at the end of 5 years is:

                       $40,000 + $8,666.11 = $48,666.11

   Note: This example assumes that no withdrawals are made during the five-year period. If you make withdrawals or transfers during this period, Market Value Adjustments and Withdrawal Charges apply.

   The hypothetical interest rate is not intended to predict future Guaranteed Interest Rates. Actual Guaranteed Interest Rates for any Guarantee Period may be more or less than those shown.

   At the end of any Guarantee Period, we send written notice of the beginning of a new Guarantee Period. A new Guarantee Period for the same duration starts unless you elect another Guarantee Period within 15 days of the end of the terminating Guarantee Period. You may choose a different Guarantee Period by preauthorized telephone instructions or by giving us written notice. You should not select a new Guarantee Period extending beyond the Annuity Date. Otherwise, the Guarantee Period amount available for annuitization is subject to Market Value Adjustments and may be subject to Withdrawal Charges. (See "Market Value Adjustment" and "Withdrawal Charge" below.)

   The amount reinvested at the beginning of a new Guarantee Period is the Guarantee Period Value for the Guarantee Period just ended. The Guaranteed Interest Rate in effect when the new Guarantee Period begins applies for the duration of the new Guarantee Period.

   You may call us at 1-800-621-5001 or write to Kemper Investors Life Insurance Company, Customer Service, 1 Kemper Drive, Long Grove, Illinois 60049 for the new Guaranteed Interest Rates.

D. Establishment of Guaranteed Interest Rates.

   We declare the Guaranteed Interest Rates for each of the ten durations of Guarantee Periods from time to time as market conditions dictate. Once established, rates are guaranteed for the respective Guarantee Periods. We advise you of the Guaranteed Interest Rate for a chosen Guarantee Period when we receive a Purchase Payment, when a transfer is effectuated or when a Guarantee Period renews. Withdrawals of Accumulated Guarantee Period Value are subject to Withdrawal Charges and Records Maintenance Charges and may be subject to a Market Value Adjustment. (See "Market Value Adjustment" below.)

   We have no specific formula for establishing the Guaranteed Interest Rates. The determination may be influenced by, but not necessarily correspond to, the current interest rate environment. (See "The MVA Option".) We may also consider, among other factors, the duration of a Guarantee Period, regulatory and tax requirements, sales commissions and administrative expenses we bear, and general economic trends.

   We make the final determination of the Guaranteed Interest Rates to be declared.

   We cannot predict or guarantee the level of future Guaranteed Interest
Rates.

E. Contract Value.

   On any Valuation Date, Contract Value equals the total of:

    . the number of Accumulation Units credited to each Subaccount, times

    . the value of a corresponding Accumulation Unit for each Subaccount, plus

    . Accumulated Guarantee Period Value.

F. Transfer During Accumulation Period.

   During the Accumulation Period, you may transfer the Contract Value among the Subaccounts and the Guarantee Periods, subject to the following provisions:

    . the Contract Value transferred must be at least $1,000, unless the entire Subaccount or Guarantee Period Value is transferred;

    . you are is limited to allocating Contract Value to a maximum of 16 allocation options (all Guarantee Periods are considered one allocation option) including 40 Guarantee Periods under the MVA Option;

    . only one transfer is allowed every 15 days; and

    . the Contract Value remaining in a Subaccount or Guarantee Period must be at least $1,000, unless the total value is transferred.

   In addition, transfers of Guarantee Period Value are subject to Market Value Adjustment unless the transfer is made within 15 days of the end of the Guarantee Period. Because a transfer before the end of a Guarantee Period is subject to a Market Value Adjustment, the amount transferred from the Guarantee Period may be more or less than the requested dollar amount.

   We make transfers pursuant to written or telephone instructions specifying in detail the requested changes. Transfers involving a Subaccount are based upon the Accumulation Unit values, as calculated after we receive transfer instructions. We may suspend, modify or terminate the transfer provision. We disclaim all liability if we follow good faith instructions given in accordance with our procedures, including requests for personal identifying information, that are designed to limit unauthorized use of the privilege. Therefore, you bear the risk of loss in the event of a fraudulent telephone transfer.

G. Withdrawal During Accumulation Period.

   You may redeem some or all of the Contract Value minus previous withdrawals, plus or minus any applicable Market Value Adjustment and minus any Withdrawal Charge. Withdrawals will have tax consequences. (See "Federal Income Taxes.") A withdrawal of the entire Contract Value is called a surrender.

   In any Contract Year, you may withdraw up to 15% of the Contract Value without Withdrawal Charge. If you withdraw a larger amount, the excess amount withdrawn is subject to withdrawal charge.

   See "Contract Charges and Expenses--Withdrawal Charge" for a discussion of charges applicable to partial withdrawals and surrenders.

   If Contract Value is allocated to more than one investment option, you must specify the source of the partial withdrawal. If you do not specify the source, we redeem Accumulation Units on a pro rata basis from all investment options in which you have an interest. Accumulation Units attributable to the earliest Contribution Years are redeemed first. Partial withdrawals are subject to the following:

    . A Purchase Payment must be made 30 days before a partial withdrawal of such Purchase Payment is made.

    . The minimum withdrawal is $1,000 (before any Market Value Adjustment), or your entire interest in the investment option(s) from which withdrawal is requested.

    . You must leave at least $1,000 in each investment option from which the withdrawal is requested, unless the total value is withdrawn and the minimum Contract Value must be at least $2,500.

   Election to withdraw shall be made in writing to Kemper Investors Life Insurance Company, Customer Service, 1 Kemper Drive, Long Grove, Illinois 60049 and should be accompanied by the Contract if surrender is requested. Withdrawal requests are processed only on days when the New York Stock Exchange is open. The Withdrawal Value attributable to the Subaccounts is determined on the basis on the Accumulation Unit values, as calculated after we receive the request. The Withdrawal Value attributable to the Subaccounts is paid within 7 days after we receive the request. However, we may suspend withdrawals or delay payment:

    . during any period when the New York Stock Exchange is closed,

    . when trading in a Portfolio is restricted or the SEC determines that an emergency exists, or

    . as the SEC by order may permit.

   For withdrawal requests from the MVA Option, we may defer any payment for up to six months, as permitted by state law. During the deferral period, we will continue to credit interest at the current Guaranteed Interest Rate for the same Guarantee Period.

H. Market Value Adjustment.

   Any withdrawal, transfer or annuitization of Guarantee Period Values, unless effected during the "free look" period or within 15 days of the end of a Guarantee Period, may be adjusted up or down by a Market Value Adjustment. The Market Value Adjustment applies before deduction of a Withdrawal Charge. The Market Value Adjustment also applies to death benefits payable upon your or the Annuitant's death.

   The Market Value Adjustment reflects the relationship between (a) the currently established interest rate ("Current Interest Rate") for a Guarantee Period equal to the remaining length of the Guarantee Period, rounded to the next higher number of complete years, and (b) the Guaranteed Interest Rate applicable to the amount being withdrawn. Generally, if the Guaranteed Interest Rate is the same or lower than the applicable Current Interest Rate, the Market Value Adjustment reduces Market Adjusted Value and results in a lower payment. Thus, if interest rates increase, the withdrawal could be less than the original Purchase Payment or the original amount allocated to a Guarantee Period. Conversely, if the Guaranteed Interest Rate is higher than the applicable Current Interest Rate, the Market Value Adjustment increases Market Adjusted Value and results in a higher payment.

   The Market Value Adjustment (MVA) uses this formula:

                                           t//365/
                                       (1
                                       +
                                       I)
                                      ----
                        MVA = GPV X           - 1
                                  [  [ (1 ]         ]
                                       +
                                       J)

     Where:

     I is the Guaranteed Interest Rate being credited to the Guarantee Period Value (GPV) subject to the Market Value Adjustment,

     J is the Current Interest Rate we declare, as of the effective date of the application of the Market Value Adjustment, for current allocations to a Guarantee Period the length of which is equal to the balance of the Guarantee Period for the Guarantee Period Value subject to the Market Value Adjustment, rounded to the next higher number of complete years, and

     t is the number of days remaining in the Guarantee Period.

   For an illustration showing an upward and a downward adjustment, see Appendix A.

I. Death Benefit.

   We pay a death benefit to the Beneficiary if any of the following occurs during the Accumulation Period:

    . the Owner, who is also the Annuitant, dies,

    . the Annuitant or the Owner dies when the Annuitant is not the Owner,

    . a joint owner dies, or

    . the surviving joint Annuitant, when joint Annuitants are named and are not the Owners, dies.

   For Non-Qualified Contracts, if the Beneficiary is the Owner's surviving spouse, the surviving spouse may elect to be treated as the successor Owner of the Contract with no requirements to begin Death Benefit distribution.

   If a death benefit becomes payable because of the death of an Owner, it must be fully paid out within 5 years of the Owner's death, unless it is payable to the named beneficiary over the beneficiary's life or life expectancy, beginning no more than 1 year after the Owner's death. The death benefit proceeds applied to the annuity must be $4,000 or more.

   If the death benefit becomes payable because of the death of the Annuitant or joint Annuitant, it will be paid as selected by the named beneficiary, including a lump sum withdrawal or Annuity Option, provided, in the case of an annuity option, that the death benefit proceeds are $4,000 or more.

   The death benefit payable under the Contract depends upon issue age of the Owner except in the case of a Contract issued where the Owner differs from the Annuitant, the death benefit issue age will be based on the age of the Owner or Annuitant, whichever is older.

   For a Contract issued to an Owner prior to age 66, the death benefit payable during the first six Contract Years will be Market Adjusted Value plus Separate Account Value as of the date we receive proof of death and return of the Contract, or the sum of all Purchase Payments (minus withdrawals and withdrawal charges) accumulated at 5% annually per Contract Year, whichever is greater. The death benefit payable at the end of the sixth Contract Year is the greater of Market Adjusted Value plus Separate Account Value as of the date we receive proof of death and return of the Contract, or the sum of all Purchase Payments (minus withdrawals and withdrawal charges) accumulated at 5% annually per Contract Year ("Minimum Death Benefit Value"). From the seventh Contract Year to the twelfth Contract Year, the death benefit payable during the Accumulation Period is the Market Adjusted Value plus Separate Account Value as of the date we receive proof of death and return of the Contract, or Minimum Death Benefit Value at the end of year six plus subsequent Purchase Payments minus withdrawals and withdrawal charges, whichever is greater. Every six years after the end of the twelfth Contract Year the Minimum Death Benefit Value plus later Purchase Payments minus withdrawals and withdrawal charges is compared to Market Adjusted Value plus Separate Account Value and whichever is greater determines the new Current Minimum Death Benefit Value for the next six Contract Years.

   For a Contract issued to an Owner age 66 and over, the death benefit payable during the Accumulation Period for the first six Contract Years is Market Adjusted Value plus Separate Account Value, or the sum of all Purchase Payments (minus withdrawals and withdrawal charges), whichever is greater. At the end of the sixth Contract Year, the Minimum Death Benefit Payable will be set for the remainder of the Accumulation Period at the greater of Market Adjusted Value plus Separate Account Value, or the sum of all Purchase Payments (minus withdrawals and withdrawal charges). For the remainder of the Accumulation Period, the beneficiary will receive the greater of Market Adjusted Value plus Separate Account Value or the Minimum Death Benefit Value plus subsequent Purchase Payments minus withdrawals and withdrawal charges.

   The death benefit is payable upon our receipt at our Home Office of proof of death and return of the Contract, election of the method of payment, and sufficient information about the beneficiary to make payment. The beneficiary may receive a lump sum benefit, defer receipt of the benefit for up to 5 years or select an available Annuity Option if the proceeds are $4,000 or more.

                         CONTRACT CHARGES AND EXPENSES

   We deduct the following charges and expenses:

    .mortality and expense risk charge,

    .administrative expenses,

    .Records Maintenance Charge,

    .Withdrawal Charge, and

    .applicable premium taxes.

   Subject to certain expense limitations, you indirectly bear investment management fees and other Fund expenses.

A. Charges Against the Separate Account.

1. Mortality and Expense Risk Charge.

   We assess each Subaccount a daily asset charge for mortality and expense risks at a rate of 1.10% per annum. Variable Annuity payments reflect the investment experience of each Subaccount but are not affected by changes in actual mortality experience or by actual expenses we incur.

   The mortality risk we assume arises from two contractual obligations. First, if you or the Annuitant die before the Annuity Date, we may, in some cases, pay more than Contract Value. (See "Death Benefit", above) Second, when Annuity Options involving life contingencies are selected, we assume the risk that Annuitants will live beyond actuarial life expectancies.

   We also assume an expense risk. Actual expenses of administering the Contracts may exceed the amounts we recover from the Records Maintenance Charge or the administrative cost portion of the daily asset charge.

2. Administrative Costs.

   We assess each Subaccount a daily asset charge for administrative costs at a rate of .15% per annum. This charge reimburses us for expenses incurred for administering the Contracts. These expenses include Owner inquiries, changes in allocations, Owner reports, Contract maintenance costs, and data processing costs. The administrative charge covers the average anticipated administrative expenses incurred while the Contracts are in force. There is not necessarily a direct relationship between the amount of the charge and the administrative costs of the particular Contract.

B. Records Maintenance Charge.

   We deduct an annual Records Maintenance Charge of $30 during the Accumulation Period. The charge is assessed:

    . at the end of each Contract Year,

    . on Contract surrender, and

    . upon annuitization.

   However, we do not deduct the Records Maintenance Charge for Contracts with Contract Value of at least $50,000 on the assessment date.

   This charge reimburses us for the expenses of establishing and maintaining Contract records. The Records Maintenance Charge reduces the net assets of each Subaccount, Guarantee Period and the Fixed Account.

   The Records Maintenance Charge is assessed equally among all investment options in which you have an interest.

C. Withdrawal Charge.

   We do not deduct a sales charge from any Purchase Payment. However, a Withdrawal Charge covers Contract sales expenses, including commissions and other promotion and acquisition expenses.

   Each Contract Year, you may withdraw up to 15% of the Contract Value without Withdrawal Charge. If you withdraw a larger amount, the excess amount withdrawn is subject to a Withdrawal Charge.

   The Withdrawal Charge applies in the first six Contribution Years following each Purchase Payment as follows:

      Contribution                                                    Withdrawal
      Year                                                             Charges
      ------------                                                    ----------
      First..........................................................      6%
      Second.........................................................      6%
      Third..........................................................      5%
      Fourth.........................................................      5%
      Fifth..........................................................      4%
      Sixth..........................................................      4%
      Seventh and following..........................................      0%

   Purchase Payments are deemed surrendered in the order in which they were received.

   When a withdrawal is requested, you receive a check in the amount requested. If a Withdrawal Charge applies, Contract Value is reduced by the Withdrawal Charge, plus the dollar amount sent to you.

   Because Contribution Years are based on the date each Purchase Payment is made, you may be subject to a Withdrawal Charge, even though the Contract may have been issued many years earlier. (For additional details, see "Withdrawal During Accumulation Period.")

   Subject to certain exceptions and state approvals, withdrawal charges are not assessed on withdrawals:

    . after you have been confined in a hospital or skilled health care facility for at least thirty days and you remain confined at the time of the request; or

    . within thirty days following your discharge from a hospital or skilled health care facility after a confinement of at least thirty days.

   Restrictions and provisions related to the nursing care or hospitalization disability waivers are described in Contract endorsements.

   The Withdrawal Charge compensates us for Contract distribution expense. Currently, we anticipate Withdrawal Charges will not fully cover distribution expenses. Unrecovered distribution expenses may be recovered from our general assets. Those assets may include proceeds from the mortality and expense risk charge.

   The Withdrawal Charge also applies at annuitization to amounts attributable to Purchase Payments in their sixth Contribution Year or earlier. No Withdrawal Charge applies upon annuitization if you select Annuity Options 2, 3 or 4 or if payments under Annuity Option 1 are scheduled to continue for at least five years. See "The Annuity Period--Annuity Options" for a discussion of the Annuity Options available.

   We may reduce or eliminate the Withdrawal Charge if we anticipate that we will incur lower sales expenses or perform fewer services because of economies due to the size of a group, the average contribution per participant, or the use of mass enrollment procedures. No Withdrawal Charge applies to Contracts sold to officers, directors and employees of KILICO and Scudder Variable Series II ("SVS II"), SVS II investment advisers and principal underwriter or certain affiliated companies, or to any trust, pension, profit-sharing or other benefit plan for such persons.

D. Investment Management Fees and Other Expenses.

   Each Portfolio's net asset value may reflect the deduction of investment management fees and general operating expenses. Subject to limitations, you indirectly bear these fees and expenses. (See "Summary of Expenses.") Further detail is provided in the attached prospectuses for the Portfolios and the Fund's Statement of Additional Information.

E. State Premium Taxes.

   Certain state and local governments impose a premium tax ranging from 0% to 3.5% of Purchase Payments. If we pay state premium taxes, we may charge the amount paid against Contract Value upon annuitization, unless the tax was previously assessed. See "Appendix B--State Premium Tax Chart" in the Statement of Additional Information.

F. Exceptions.

   We may decrease the mortality and expense risk charge, the administration charge, and the Records Maintenance Charge without notice. However, we guarantee that they will not increase. We bear the risk that such charges will not cover our costs. On the other hand, should such charges exceed our costs, we will not refund any charges. Any profit is available for corporate purposes including, among other things, payment of distribution expenses.

   We may also offer reduced fees and charges, including but not limited to, Records Maintenance Charge and mortality and expense risk and administrative charges, for certain sales that may result in cost savings. Reductions in these fees and charges will not unfairly discriminate against any Owner.

                              THE ANNUITY PERIOD

   Contracts may be annuitized under one of several Annuity Options, which are available either on a fixed or variable basis. Annuity payments begin on the Annuity Date under the Annuity Option you select.

1. Annuity Payments.

   Annuity payments are based on:

    . the annuity table specified in the Contract,

    . the selected Annuity Option, and

    . the investment performance of the selected Subaccount(s) (if variable annuitization is elected).

   Under variable annuitization, the Annuitant receives the value of a fixed number of Annuity Units each month. An Annuity Unit's value reflects the investment performance of the Subaccount(s) selected. The amount of each annuity payment varies accordingly. Annuity payments may be subject to a Withdrawal Charge. (For additional details, see "Withdrawal Charge.")

2. Annuity Options.

   You may elect one of the Contract's Annuity Options. You may decide at any time (subject to the provisions of any applicable retirement plan and state variations) to begin annuity payments. You may change the Annuity Option before the Annuity Date. If no other Annuity Option is elected, monthly annuity payments are made in accordance with Option 3 below with a 10 year period certain. Generally, annuity payments are made in monthly installments. However, we may make a lump sum payment if the first monthly payment is less than $20. In this case, we may change the frequency of payments to quarterly, semiannual or annual intervals so that the initial payment is at least $20.

   The amount of periodic annuity payments may depend upon:

    . the Annuity Option selected;

    . the age of the payee; and

    . the investment experience of the selected Subaccount(s).

   For example:

    . if Option 1, income for a specified period, is selected, shorter periods result in fewer payments with higher values.

    . if Option 2, life income, is selected, it is likely that each payment will be smaller than would result if income for a short period were specified.

    . if Option 3, life income with installments guaranteed, is selected, each payment will probably be smaller than would result if the life income option were selected.

    . if Option 4, the joint and survivor annuity, is selected, each payment is smaller than those measured by an individual life income option.

   The age of the payee also influences the amount of periodic annuity payments because an older payee is expected to have a shorter life span, resulting in larger payments. Finally, if you participate in a Subaccount with higher investment performance, it is likely you will receive a higher periodic payment.

   For Non-Qualified Contracts, if you die before the Annuity Date, available Annuity Options are limited. The Annuity Options available are:

    . Option 2, or

    . Option 1 or 3 for a period no longer than the life expectancy of the Beneficiary (but not less than 5 years from your death).

   If the Beneficiary is not an individual, the entire interest must be distributed within 5 years of your death. The Death Benefit distribution must begin no later than one year from your death, unless a later date is prescribed by federal regulation.

Option 1--Income for Specified Period.

   Option 1 provides an annuity payable monthly for a selected number of years ranging from five to thirty. Upon the payee's death, if the Beneficiary is an individual, we automatically continue payments to the Beneficiary for the remainder of the period specified. If the Beneficiary is not an individual (e.g., an estate or trust), we pay the discounted value of the remaining payments in the specified period. Although there is no life contingency risk associated with Option 1, we continue to deduct the daily asset charges for mortality and expense risks and administrative costs.

   Payees may elect to cancel all or part of the remaining payments due under Option 1. We will then pay the discounted value of the remaining payments.

Option 2--Life Income.

   Option 2 provides for an annuity over the lifetime of the payee. If Option 2 is elected, annuity payments terminate automatically and immediately on the payee's death without regard to the number or total amount of payments made. Thus, it is possible for an individual to receive only one payment if death occurred prior to the date the second payment was due.

Option 3--Life Income with Installments Guaranteed.

   Option 3 provides an annuity payable monthly during the payee's lifetime. However, Option 3 also provides for the automatic continuation of payments for the remainder of the specified period if the Beneficiary is an individual and payments have been made for less than the specified period. The period specified may be five, ten, fifteen or twenty years. If the Beneficiary is not an individual, we pay the discounted value of the remaining payments in the specified period.

Option 4--Joint and Survivor Annuity.

   Option 4 provides an annuity payable monthly while both payees are living. Upon either payee's death, the monthly income payable continues over the life of the surviving payee at a percentage specified when Option 4 is elected. Annuity payments terminate automatically and immediately upon the surviving payee's death without regard to the number or total amount of payments received.

3. Allocation of Annuity.

   You may elect payments on a fixed or variable basis, or a combination. Any Guarantee Period Value is annuitized on a fixed basis. Any Separate Account Contract Value is annuitized on a variable basis. The MVA Option is not available during the Annuity Period. You may exercise the transfer privilege during the Accumulation Period. Transfers during the Annuity Period are subject to certain limitations.

4. Transfer During Annuity Period.

   During the Annuity Period, the payee may, by written request, transfer Subaccount Value from one Subaccount to another Subaccount or to the Fixed Account, subject to the following limitations:

    . Transfers to a Subaccount are prohibited during the first year of the Annuity Period; subsequent transfers are limited to one per year.

    . All interest in a Subaccount must be transferred.

    . If we receive notice of transfer to a Subaccount more than 7 days before an annuity payment date, the transfer is effective during the Valuation Period after the date we receive the notice.

    . If we receive notice of transfer to a Subaccount less than 7 days before an annuity payment date, the transfer is effective during the Valuation Period after the annuity payment date.

    . Transfers to the General Account are available only on an anniversary of the first Annuity Date. We must receive notice at least 30 days prior to the anniversary.

   A Subaccount's Annuity Unit value is determined at the end of the Valuation Period preceding the effective date of the transfer. We may suspend, change or terminate the transfer privilege at any time.

5. Annuity Unit Value.

   Annuity Unit value is determined independently for each Subaccount.

   Annuity Unit value for any Valuation Period is:

    . Annuity Unit value for the preceding Valuation Period, times

    . the net investment factor for the current Valuation Period, times

    . an interest factor which offsets the 4% per annum rate of investment earnings assumed by the Contract's annuity tables.

   The net investment factor for a Subaccount for any Valuation Period is:

    . the Subaccount's Accumulation Unit value at the end of the current
      Valuation Period, plus or minus the per share charge or credit for taxes reserved; divided by

    . the Subaccount's Accumulation Unit value at the end of the preceding
      Valuation Period, plus or minus the per share charge or credit for taxes reserved.

6. First Periodic Payment Under Variable Annuity.

   When annuity payments begin, the value of your Contract interest is:

    . Accumulation Unit values at the end of the Valuation Period falling on the 20th or 7th day of the month before the first annuity payment is due, times

    . the number of Accumulation Units credited at the end of the Valuation
      Period, minus

    . premium taxes and Withdrawal Charges.

   The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the applicable annuity table by the number of thousands of dollars of Contract Value.

   A 4% per annum rate of investment earnings is assumed by the Contract's annuity tables. If the actual net investment earnings rate exceeds 4% per annum, payments increase accordingly. Conversely, if the actual rate is less than 4% per annum, annuity payments decrease.

7. Subsequent Periodic Payments Under Variable Annuity.

   Subsequent annuity payments are determined by multiplying the number of Annuity Units by the Annuity Unit value at the Valuation Period before each annuity payment is due. The first annuity payment is divided by the Annuity Unit value as of the Annuity Date to establish the number of Annuity Units representing each annuity payment. This number does not change.

8. Fixed Annuity Payments.

   Each Fixed Annuity payment is determined from tables we prepare. These tables show the monthly payment for each $1,000 of Contract Value allocated to a Fixed Annuity. Payment is based on the Contract Value at the date before the annuity payment is due. Fixed Annuity payments do not change regardless of investment, mortality or expense experience.

9. Death Proceeds.

   If the payee dies after the Annuity Date while the Contract is in force, the death benefit, if any, depends upon the form of annuity payment in effect at the time of death. (See "Annuity Options.")

                             FEDERAL INCOME TAXES

A. Introduction

   This discussion is not exhaustive and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of the law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and the courts.

   This discussion does not address state or local tax consequences, nor federal estate or gift tax consequences, associated with buying a Contract. In addition, we make no guarantee regarding any tax treatment--federal, state, or local--of any contract or of any transaction involving a Contract.

B. Our Tax Status

   We are taxed as a life insurance company and the operations of the Separate Account are treated as a part of our total operations. The Separate Account is not separately taxed as a "regulated investment company". Investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a Contract. We do not anticipate that we will incur federal income tax liability attributable to the income and gains of the Separate Account, and therefore we do not intend to provide for these taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may impose a charge against the Separate Account to provide for these taxes.

C. Taxation of Annuities in General

1. Tax Deferral During Accumulation Period

   Under the Code, except as described below, increases in the Contract Value of a Non-Qualified Contract are generally not taxable to you or the Annuitant until received as annuity payments or otherwise distributed. However, certain requirements must be satisfied for this general rule to apply, including:

    . the Contract must be owned by an individual,

    . Separate Account investments must be "adequately diversified",

    . we, rather than you, must be considered the owner of Separate Account assets for federal tax purposes, and

    . annuity payments must appropriately amortize Purchase Payments and Contract earnings.

   Non-Natural Owner. As a general rule, deferred annuity contracts held by "non-natural persons", such as corporations, trusts or similar entities, are not annuity contracts for federal income tax purposes. The investment income on these contracts is taxed each year as ordinary income received or accrued by the non-natural owner. There are exceptions to this general rule for non-natural owners. Contracts are generally treated as held by a natural person if the nominal owner is a trust or other entity holding the contract as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal owner of a contract under a non-qualified deferred compensation plan for its employees.

   Additional exceptions to this rule include:

    . certain contracts acquired by a decedent's estate,

    . certain Qualified Contracts,

    . certain contracts used with structured settlement agreements, and

    . certain contracts purchased with a single premium when the annuity starting date is no later than a year from contract purchase and substantially equal periodic payments are made at least annually.

   Diversification Requirements. For a contract to be treated as an annuity for federal income tax purposes, separate account investments must be "adequately diversified". The Treasury Secretary issued regulations prescribing standards for adequately diversifying separate account investments. If the separate account failed to comply with these diversification standards, the contract would not be treated as an annuity contract for federal income tax purposes and the owner would generally be taxed on the difference between the contract value and the purchase payments.

   Although we do not control Fund investments, we expect that each Portfolio of the Funds will comply with these regulations so that each Subaccount of the Separate Account will be considered "adequately diversified."

   Ownership Treatment. In certain circumstances, a variable annuity contract owner may be considered the owner of the assets of the separate account supporting the contract. In those circumstances, income and gains from separate account assets are includible in the owner's gross income. The Internal Revenue Service ("IRS"), in published rulings, stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses the ability to exercise investment control over the assets. As of the date of this Prospectus, no comprehensive guidance has been issued by the IRS clarifying the circumstances when such investment control by a variable contract owner would exist. As a result, your right to allocate the Contract Value among the Subaccounts may cause you to be considered the owner of the assets of the Separate Account.

   We do not know what limits may be set forth in any guidance that the IRS may issue, or whether any such limits will apply to existing Contracts. We therefore reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the Separate Account assets. However, there is no assurance that such efforts would be successful.

   Delayed Annuity Dates. If the Annuity Date occurs (or is scheduled to occur) when the Annuitant has reached an advanced age, e.g., past age 85, the Contract might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includible in your income.

   The following discussion assumes that the Contract is treated as an annuity contract for tax purposes and that we are treated as the owner of Separate Account assets.

2. Taxation of Partial and Full Withdrawals

   Partial withdrawals from a Non-Qualified Contract are includible in income to the extent the Contract Value exceeds the "investment in the contract." This amount is referred to as the "income on the contract". Full withdrawals are also includible in income to the extent they exceed the "investment in the contract." Investment in the contract equals the total of Purchase Payments minus any amounts previously received from the Contract that were not includible in your income.

   Any assignment or pledge (or agreement to assign or pledge) of Contract Value, is treated as a withdrawal. Investment in the contract is increased by the amount includible in income with respect to such assignment or pledge. If you transfer a contract interest, without adequate consideration, to someone other than your spouse (or to a former spouse incident to divorce), you will be taxed on the income on the contract. In this case, the transferee's investment in the contract is increased to reflect the increase in your income.

   The Contract's death benefit may exceed Purchase Payments or Contract Value. As described in this Prospectus, we impose certain charges with respect to the death benefit. It is possible that those charges (or some portion) could be treated as a partial withdrawal.

   There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax adviser should be consulted in those situations. There is some uncertainty regarding the treatment of the market value adjustment for purposes of computing the income of the contract. This uncertainty could result in the income of the contract being a greater (or lesser) amount.

3. Taxation of Annuity Payments

   Normally, the portion of each annuity payment taxable as income equals the payment minus the exclusion amount. The exclusion amount for variable annuity payments is the "investment in the contract" allocated to the variable annuity option and adjusted for any period certain or refund feature, divided by the number of payments expected to be made. The exclusion amount for fixed annuity payments is the payment times the ratio of the investment in the contract allocated to the fixed annuity option and adjusted for any period certain or refund feature, to the expected value of the fixed annuity payments.

   Once the total amount of the investment in the contract is excluded using these ratios, annuity payments will be fully taxable. If annuity payments stop because the annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the annuitant in the last taxable year.

4. Taxation of Death Benefits

   Amounts may be distributed upon your or the Annuitant's death. Before the Annuity Date, death benefits are includible in income and:

    . if distributed in a lump sum are taxed like a full withdrawal, or

    . if distributed under an Annuity Option are taxed like annuity payments.

   After the Annuity Date, where a guaranteed period exists and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in income and:

    . if received in a lump sum are includible in income to the extent they exceed the unrecovered investment in the contract, or

    . if distributed in accordance with the selected annuity option are fully excludable from income until the remaining investment in the contract is deemed to be recovered.

Thereafter, all annuity payments are fully includible in income.

5. Penalty Tax on Premature Distributions

   A 10% penalty tax applies to a taxable payment from a Non-Qualified Contract unless:

    . received on or after you reach age 59 1/2,

    . attributable to your disability,

    . made to a Beneficiary after your death or, for non-natural Owners, after the primary Annuitant's death,

    . made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and a designated beneficiary (within the meaning of the tax law),

    . made under a Contract purchased with a single premium when the annuity starting date is no later than a year from Contract purchase and substantially equal periodic payments are made at least annually, or

    . made with annuities used with certain structured settlement agreements.

6. Aggregation of Contracts

   The taxable amount of an annuity payment or withdrawal from a Non-Qualified Contract may be determined by combining some or all of the Non-Qualified Contracts you own. For example, if you purchase a Contract and also purchase an immediate annuity at approximately the same time, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if you purchase two or more deferred annuity contracts from the same company (or its affiliates) during any calendar year, these contracts are treated as one contract. The effects of this aggregation are not always clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount which might be subject to the 10% penalty tax.

7. Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

   For Contracts issued after June 8, 1997 to a non-natural owner, all or some portion of otherwise deductible interest may not be deductible by the owner. However, this interest deduction disallowance does not affect Contracts where the Owner is taxable each year on the investment income under the Contract. Entities considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax adviser.

D. Qualified Plans

   Qualified Contracts are used with retirement plans which receive favorable tax treatment as Individual Retirement Annuities, Simplified Employee Pensions--IRAs, Roth Individual Retirement Annuities, tax sheltered annuities, and certain deferred compensation plans ("qualified plans"). Numerous special tax rules apply to qualified plans and to Qualified Contracts. Therefore, we make no attempt to provide more than general information about use of Qualified Contracts. Persons intending to use the Contract in connection with qualified plans should consult a tax advisor.

   The tax rules applicable to qualified plans vary according to the type, terms and conditions of the plan. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the permitted contribution, and the corresponding deduction or exclusion, are limited under qualified plans. In Qualified Contracts, the Owner and Annuitant generally are the same individual. If a joint Annuitant is named and the Annuitant is alive, all distributions must be made to the Annuitant. Also, if the joint Annuitant is not the Annuitant's spouse, the annuity options may be limited, depending on the difference in their ages. Furthermore, the length of any Guarantee Period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code.

   Under the Tax Code, Qualified Plans generally enjoy tax-deferred accumulation of amount invested in the plan. Therefore, in considering whether or not to purchase a Contract in a Qualified Plan, you should only consider the Contract's other features, including the availability of lifetime annuity payments and death benefit protection.

   Qualified Contracts are subject to special rules specifying the time at which distributions must begin and the amount that must be distributed each year. In the case of Individual Retirement Annuities, distributions of minimum amounts must generally begin by April 1 of the calendar year following the calendar year in which the owner attains age 70 1/2. An excise tax is imposed for the failure to comply with the minimum distribution requirements. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution.

   A 10% penalty tax may apply to the taxable amount of payments from Qualified Contracts. For Individual Retirement Annuities, the penalty tax does not apply, for example, to a payment:

    . received after you reach age 59 1/2,

    . received after your death or because of your disability, or

    . made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your designated beneficiary.

   In addition, the penalty tax does not apply to certain distributions used for qualified first time home purchases or for higher education expenses. Special conditions must be met to qualify for these exceptions. If you wish to take a distribution for these purposes you should consult your tax adviser. Other exceptions may apply.

   Qualified Contracts are amended to conform to plan requirements. However, you are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, we are not bound by terms and conditions of qualified plans if they are inconsistent with the Contract.

1. Qualified Plan Types

   We may issue Contracts for the following types of qualified plans.

   Individual Retirement Annuities. The Code permits eligible individuals to contribute to an individual retirement annuity known as an "IRA." IRAs limit the amounts contributed, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. The Contract may not fund an "Education IRA."

   IRAs generally may not provide life insurance coverage, but they may provide a death benefit that equals the greater of the premiums paid or the account value. The Contract provides a death benefit that in some circumstances may exceed the greater of the purchase payments and the account value. It is possible that the Contract's death benefit could be viewed as providng life insurance with the result that the Contract would not qualify as an IRA.

   Simplified Employee Pensions (SEP IRAs). The Code allows employers to establish simplified employee pension plans, using the employees' IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser. As discussed above (see "Individual Retirement Annuities"), there is some uncertainty regarding the characterization of the Contract's death benefit for purposes of the rules governing IRAs, and thus as to whether the Contract will qualify as a SEP IRA.

   SIMPLE IRAs. The Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. As discussed above (see "Individual Retirement Annuities"), there is some uncertainty regarding the characterization of the Contract's death benefit for purposes of the rules governing IRAs, and thus as to whether the Contract will qualify as a SIMPLE IRA.

   Roth IRAs. The Code permits contributions to an IRA known as a "Roth IRA." Roth IRAs differ from other IRAs in certain respects, including:

    . Roth IRA contributions are never deductible,

    . ""qualified distributions" from a Roth IRA are excludable from income,

    . mandatory distribution rules do not apply before death,

    . a rollover to a Roth IRA must be a "qualified rollover contribution," under the Code,

    . special eligibility requirements apply, and

    . contributions to a Roth IRA can be made after the Owner has reached age 70 1/2.

   All or part of an IRA may be converted into a Roth IRA without taking an actual distribution. You may convert by notifying the IRA issuer or trustee. You must be eligible for a qualified rollover contribution to convert an IRA to a Roth IRA. A conversion typically results in the inclusion of some or all of the IRA value in gross income, except that the 10% penalty tax does not apply on the conversion. Persons with adjusted gross incomes in excess of $100,000 or who are married and file a separate return are not eligible to make a qualified rollover contribution or a transfer in a taxable year from a non-Roth IRA to a Roth IRA.

   Any "qualified distribution," as defined in Section 408A, from a Roth IRA is excludible from gross income. A qualified distribution includes a distribution made after you reach age 59 1/2, after your death, because of your disability, or made to a first-time homebuyer. As discussed above (see "Individual Retirement Annuities"), there is some uncertainty regarding the characterization of the Contract's death benefit for purposes of the rules governing IRAs, and thus as to whether the Contract will qualify as a Roth IRA.

   Tax-Sheltered Annuities. Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. These annuity contracts are commonly referred to as "tax-sheltered annuities". If you purchase a Contract for such purposes, you should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with the Contracts. In particular, you should consider that the Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to you. In addition, there are limitations on the amount of incidental benefits that may be provided under a tax-sheltered annuity.

   Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

    . contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988,

    . earnings on those contributions, and

    . earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

     These amounts can be paid only if you have reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to
  Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals generally do not apply to the extent you direct us to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account.) Additional restrictions may be imposed by the plan sponsor.

   Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations. The Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the Contracts in connection with such plans should seek competent advice.

2. Direct Rollovers

   If the Contract is used with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, any "eligible rollover distribution" from the Contract will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such a qualified retirement plan, excluding certain amounts such as:

    . minimum distributions required under Section 401(a)(9) of the Code, and

    . certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments."

   Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain Qualified Plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

E. Federal Income Tax Withholding

   We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless the payee notifies us before distribution of an available election not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is 10%. The withholding rate for eligible rollover distributions is 20%.

                           DISTRIBUTION OF CONTRACTS

   The Contracts are sold by licensed insurance agents in those states where the Contract may be lawfully sold. The agents are also registered representatives of registered broker-dealers who are members of the National Association of Securities Dealers, Inc. Sales commissions may vary, but are not expected to exceed 6.25% of Purchase Payments. In addition to commissions, we may pay additional promotional incentives, in the form of cash or other compensation, to selling broker-dealers. These incentives may be offered to certain licensed broker-dealers that sell or are expected to sell certain minimum amounts during specified time periods. The Contracts are distributed through the principal underwriter for the Separate Account:

                  Investors Brokerage Services, Inc. ("IBS")
                         1 Kemper Drive
                         Long Grove, Illinois, 60049

   IBS is our wholly-owned subsidiary. IBS enters into selling group agreements with affiliated and unaffiliated broker-dealers. All of the investment options are not available to all Owners. The investment options are available only under Contracts that are sold or serviced by broker-dealers having a selling group agreement with IBS authorizing the sale of Contracts with the investment options specified in this Prospectus. Other distributors may sell and service contracts with different investment options.

                                 VOTING RIGHTS

   Proxy materials in connection with any Fund shareholder meeting are delivered to each Owner with Subaccount interests invested in the Fund as of the record date. Proxy materials include a voting instruction form. We vote all Fund shares proportionately in accordance with instructions received from Owners. We will also vote any Fund shares attributed to amounts we have accumulated in the Subaccounts in the same proportion that Owners vote. A Fund is not required to hold annual shareholders' meetings. Funds hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.

   Owners have voting rights in a Portfolio based upon the Owner's proportionate interest in the corresponding Subaccount as measured by units. Owners have voting rights before surrender, the Annuity Date or the death of the Annuitant. Thereafter, the payee entitled to receive Variable Annuity payments has voting rights. During the Annuity Period, Annuitants' voting rights decrease as Annuity Units decrease.

                   REPORTS TO CONTRACT OWNERS AND INQUIRIES

   After each Contract anniversary, we send you a statement showing amounts credited to each Subaccount and to the Guarantee Period Value. In addition, if you transfer amounts among the investment options or make additional payments, you receive written confirmation of these transactions. We will also send a current statement upon your request. We also send you annual and semi-annual reports for the Portfolios that correspond to the Subaccounts in which you invest and a list of the securities held by that Portfolio. In addition, we calculate for you the portion of a total amount that must be invested in a selected Guarantee Period so that the portion grows to equal the original total amount at the expiration of the Guarantee Period.

   You may direct inquiries to the selling agent or may call 1-800-621-5001 or write to Kemper Investors Life Insurance Company, Customer Service, 1 Kemper Drive, Long Grove, Illinois 60049.

                             DOLLAR COST AVERAGING

   We offer two different dollar cost averaging programs where you may predesignate a portion of Subaccount Value under a Contract to be automatically transferred on a monthly basis to one or more of the other Subaccounts during the Accumulation Period. The first dollar cost averaging program is available only for initial Purchase Payments and you must enroll in the program at the time the Contract is issued. You may allocate all or a portion of the initial Purchase Payment to Scudder Money Market Subaccount #2, which is the only Subaccount with no deduction for the 1.25% daily asset-based charge for mortality and expense risks and administrative costs. You must transfer all of the Subaccount Value out of Scudder Money Market

Subaccount #2 to one or more of the other Subaccounts within three years from the initial Purchase Payment. If you terminate dollar cost averaging or do not deplete all Contract Value in Scudder Money Market Subaccount #2 within three years, we will automatically transfer any remaining Subaccount Value in Scudder Money Market Subaccount #2 to Scudder Money Market Subaccount #1.

   The other dollar cost averaging program is available for Purchase Payments and for Contract Value transferred into Scudder Money Market Subaccount #1 or Scudder Government Securities Subaccount. You may predesignate a portion of Subaccount Value to be automatically transferred on a monthly basis to one or more of the other Subaccounts. You may enroll in this program at the time the Contract is issued or anytime thereafter by properly completing the Dollar Cost Averaging enrollment form and returning it to us at our home office at least 5 business days prior to the second Tuesday of a month ("Transfer Date").

   Under each program, transfers will be made in the amounts you designated and must be at least $500 per Subaccount. The total Contract Value in the applicable Subaccount at the time Dollar Cost Averaging is elected must be at least equal to the amount designated on each Transfer Date multiplied by the duration selected. Dollar Cost Averaging stops automatically if the Contract Value does not equal or exceed the amount designated to be transferred on each Transfer Date and the remaining amount will be transferred.

   Dollar Cost Averaging ends if:

    . the number of designated monthly transfers has been completed,

    . Contract Value in the transferring account is insufficient to complete the next transfer; the remaining amount is transferred,

    . we receive your written termination at least two business days before the next transfer date, or

    . the Contract is surrendered or annuitized.

   You may initiate, reinstate or change Dollar Cost Averaging from Scudder Money Market Subaccount #1 or Scudder Government Securities Subaccount or change existing Dollar Cost Averaging terms for Scudder Money Market Subaccount #2 by completing the new enrollment form and returning it to us at our home office at least 5 business days prior to the next Transfer Date such transfer is to be made.

   When utilizing Dollar Cost Averaging you must be invested in Scudder Money Market Subaccount #1, Scudder Money Market Subaccount #2, or Scudder Government Securities Subaccount and may be invested in any other Subaccounts. Election of Dollar Cost Averaging is not available during the Annuity Period.

                          SYSTEMATIC WITHDRAWAL PLAN

   We offer a Systematic Withdrawal Plan ("SWP") allowing you to pre-authorize periodic withdrawals during the Accumulation Period. You instruct us to withdraw selected amounts from the Subaccounts or Guarantee Periods on a monthly, quarterly, semi-annual or annual basis. The SWP is available when you request a minimum $100 periodic payment. A market value adjustment applies to any withdrawals under the SWP from a Guarantee Period, unless effected within 15 days before or 15 days after the Guarantee Period ends. If the amounts distributed under the SWP from the Subaccounts or Guarantee Periods exceed the free withdrawal amount, the Withdrawal Charge is applied on any amounts exceeding the free withdrawal amount. Withdrawals taken under the SWP may be subject to the 10% tax penalty on early withdrawals and to income taxes and withholding. If you are interested in SWP, you may obtain an application and information concerning this program and its restrictions from us or your agent. We give thirty days' notice if we amend the SWP. The SWP may be terminated at any time by you or us.

                                    EXPERTS

   The consolidated balance sheets of KILICO as of December 31, 2000 and 1999 and the related consolidated statements of operations, comprehensive income, stockholder's equity, and cash flows for the years ended December 31, 2000, 1999 and 1998 have been included herein and in the registration statement in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                                 LEGAL MATTERS

   Legal matters with respect to our organization, our authority to issue annuity contracts and the validity of the Contract, have been passed upon by Debra P. Rezabek, our Executive Vice President, General Counsel and Corporate Secretary. Jorden Burt LLP, Washington, D.C., has advised us on certain legal matters concerning federal securities laws applicable to the issue and sale of the Contracts.

                            SPECIAL CONSIDERATIONS

   We reserve the right to amend the Contract to meet the requirements of federal or state laws or regulations. We will notify you in writing of these amendments.

   Your rights under a Contract may be assigned as provided by law. An assignment will not be binding upon us until we receive a written copy of the assignment. You are solely responsible for the validity or effect of any assignment. You, therefore, should consult a qualified tax adviser regarding the tax consequences, as an assignment may be a taxable event.

                             AVAILABLE INFORMATION

   We are subject to the informational requirements of the Securities Exchange Act of 1934 and file reports and other information with the SEC. These reports and other information can be inspected and copied at the SEC's public reference facilities at Room 1024, 450 Fifth Street, N.W., Washington, D.C. and 500 West Madison, Suite 1400, Northwestern Atrium Center, Chicago, Illinois. Copies also can be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

   We have filed registration statements (the "Registration Statements") relating to the Contracts with the SEC under the Securities Act of 1933 and the Investment Company Act of 1940. This Prospectus has been filed as part of the Registration Statements and does not contain all of the information set forth in the Registration Statements. These Registration Statements contain further information about us and the Contracts. The Registration Statements may be inspected and copied, and copies can be obtained at prescribed rates, as mentioned above.

                                   BUSINESS

Corporate structure

   KILICO was founded in 1947 and is incorporated under the insurance laws of the State of Illinois and is licensed in the District of Columbia and all states except New York. KILICO and its subsidiaries (collectively, "KILICO", "the Company", "we", "our" or "us") is a wholly-owned subsidiary of Kemper Corporation ("Kemper"), a non-operating holding company. Kemper is a wholly-owned subsidiary of Zurich Group Holding ("ZGH" or "Zurich"), a Swiss holding company, formerly known as Zurich Financial Services. ZGH is wholly-owned by Zurich Financial Services ("ZFS"), a new Swiss holding company. ZFS was formerly Zurich Allied AG, which was merged with Allied Zurich p.l.c. in October 2000.

Strategic initiatives

   Our management, operations and strategic directions are integrated with those of several other Kemper subsidiaries:

  . Federal Kemper Life Assurance Company ("FKLA")

  . Zurich Life Insurance Company of America ("ZLICA"), and

  . Zurich Direct, Inc. ("ZD")

   This integration streamlines management, controls costs, improves profitability, increases operating efficiencies and productivity, and helps to expand the companies' distribution capabilities. Headquartered in Long Grove, Illinois, FKLA markets term and interest-sensitive life insurance, as well as certain annuity products, including non-surrenderable funding agreements, primarily through brokerage general agents and other independent distributors. ZLICA primarily markets term life insurance products primarily through ZD. ZD is an affiliated direct marketing life insurance agency currently marketing basic, low-cost term life insurance through various marketing media.

   Over the last several years, we have increased the competitiveness of our variable annuity products by adding multiple variable subaccount investment options and investment managers to existing variable annuity products. In 1997, we introduced a non-registered individual and group variable business-owned life insurance contract ("BOLI") and a series of individual variable life insurance contracts. In 1998, we introduced a new registered individual variable annuity product with 37 variable subaccount investment options and various investment managers.

   In 2000, several new products were introduced. We introduced a registered individual and group variable annuity, a registered flexible premium variable universal life product, and an individual and group fixed annuity.

   In 2000, as part of our plan to sharpen our focus on the group retirement market, we purchased PMG Securities Corporation, PMG Asset Management, Inc., PMG Marketing, Inc., and PMG Life Agency, Inc. (collectively "PMG"), for $5.5 million. PMG is a well-respected broker-dealer in the eastern part of the country. We own 100% of the stock of PMG.

   Also in 2000, we transferred $63.3 million in fixed maturities and cash to fund the operations of our newly formed subsidiary, Zurich Kemper Life Insurance Company of New York ("ZKLICONY"). ZKLICONY received its insurance license from the state of New York in January 2001 and expects to begin writing business in the second quarter of 2001.

Narrative description of business

   We offer both individual fixed-rate (general account) and individual and group variable (separate account) annuity contracts, as well as individual and group term life, universal life and individual and group variable (separate account) life insurance products through various distribution channels. We offer investment-oriented products, guaranteed returns or a combination of both, to help policyholders meet multiple insurance and financial objectives. Financial institutions, securities brokerage firms, insurance agents and financial planners are important distribution channels for our products. Our sales mainly consist of deposits received on certain long duration fixed and variable annuities and variable life insurance contracts.

   Our fixed and variable annuities generally have surrender charges that are a specified percentage of policy values and decline as the policy ages. General account annuity and interest-sensitive life policies are guaranteed to accumulate at specified interest rates but allow for periodic crediting rate changes.

   Over the last several years, in part reflecting the current interest rate environment, we have increased our emphasis on marketing our existing and new separate account products. Unlike the fixed-rate annuity business where we manage spread revenue, such variable products pose minimal investment risk for us, as policyholders direct their premium to one or more subaccounts that invest in underlying investment funds that invest in stocks and bonds. We, in turn, receive administrative fee revenue on such variable products, which compensates us for providing death benefits potentially in excess of cash surrender values. In addition, on variable life insurance contracts, cost of insurance charges compensate us for providing death benefit coverage substantially in excess of surrender values.

   As a result of this strategy, our separate account assets and related sales of our variable annuity products have increased over the last couple of years. Our separate account assets and sales were as follows (in millions):

                                                           December 31,
                                                    ---------------------------
                                                      2000      1999     1998
                                                    --------- -------- --------
      Separate account assets...................... $11,179.6 $9,778.1 $7,099.2
                                                    ========= ======== ========

                                                      Year Ended December 31,
                                                    ---------------------------
                                                      2000      1999     1998
                                                    --------- -------- --------
      Variable annuity sales (1)................... $ 1,160.5 $  758.6 $  393.1
      Variable life sales..........................     856.1  1,661.1  1,523.0
                                                    --------- -------- --------
      Total separate account sales................. $ 2,016.6 $2,419.7 $1,916.1
                                                    ========= ======== ========

---------
(1) Includes the fixed account option of the variable contracts totaling $339.6 million, $289.7 million and $92.7 million in 2000, 1999 and 1998, respectively. The fixed account option is primarily used for dollar cost averaging into the separate account investment options. This allows contractholders the option to allocate amounts to the fixed account option and authorize pro-rated amounts to be automatically transferred into the separate account investment options over a specified period of time in order to reduce the effects of significant market fluctuations.

   In 2000, several new products were introduced. Zurich Preferred, a registered individual and group variable and market value adjusted deferred annuity, offers investors 27 different variable subaccount investment options with various investment managers. Zurich Kemper Lifeinvestor, a registered flexible premium variable universal life product, permits policyholders to allocate premiums among 31 different subaccount investment options with various investment managers. We also introduced a new individual and group fixed annuity, Zurich Classic.

   During mid-1998, we introduced DESTINATIONSSM, a registered individual and group variable, fixed and market value adjusted deferred annuity product. DESTINATIONSSM currently offers 37 variable subaccount investment options with various investment managers, ten guarantee periods, a fixed account option, dollar cost averaging and a guaranteed retirement income benefit option.

   During mid-1997, we introduced variable BOLI, a group variable life insurance contract that is primarily marketed to banks and other large corporate entities. Also in 1997, we issued a series of non-registered variable individual universal life insurance contracts that are marketed primarily to high net worth individuals. Significant fluctuations in our sales of the variable life products are due mainly to the nature of the BOLI product--high dollar volume per sale, low frequency of sales--and any potential changes to BOLI's tax advantaged status as proposed in the release of the Federal government's fiscal budgets.

   Investors Brokerage Services, Inc., ("IBS"), our wholly-owned subsidiary, and our affiliated broker-dealer, BFP Securities, LLC, are the principal underwriters of our registered variable annuity and variable life products. BFP Securities, LLC, is also the primary distributor of our BOLI and high net worth products.

   Current crediting rates, a conservative investment strategy, the interest rate environment and the equity markets have impacted our fixed annuity sales over the last several years. Our fixed annuity sales were as follows (in millions):

                                                                  Year Ended
                                                                 December 31,
                                                              ------------------
                                                               2000  1999  1998
                                                              ------ ----- -----
      Fixed annuity sales.................................... $168.6 $96.3 $89.3
                                                              ====== ===== =====

   KILICO's fixed annuity sales increased $72.3 million in 2000, compared with 1999. This increase is primarily a result of investors seeking a more stable return on their investments during a time of market volatility.

NAIC ratios

   The National Association of Insurance Commissioners (the "NAIC") annually calculates certain statutory financial ratios for most insurance companies in the United States. These calculations are known as the Insurance Regulatory Information System ("IRIS") ratios. Currently, twelve IRIS ratios are calculated. The primary purpose of the ratios is to provide an "early warning" of any negative developments. The NAIC reports a company's ratios to state regulators who may then contact the company if three or more ratios fall outside the NAIC's "usual ranges".

   Based on statutory financial data as of December 31, 2000, we had three ratios outside the usual ranges; the change in premium ratio, the change in product mix ratio and the change in reserving ratio. The results for the change in the premium ratio and the change in the product mix ratio reflect the following items:

  . Recapture of term life insurance business assumed from FKLA (discussed below in Reserves and reinsurance)

  . Assumption of $100.0 million of funding agreement business from FKLA
    (discussed below in Reserves and reinsurance)

  . Increased sales of the DESTINATIONSSM product, and

  . Decreased BOLI sales

   The result for the change in the reserving ratio is primarily caused by the recapture of the term business assumed from FKLA and the increase in individual variable universal life renewal premiums in 2000, compared to 1999. Other than certain states requesting quarterly financial reporting and/or explanations of the underlying causes for certain ratios, no state regulators have taken any action due to our IRIS ratios for 2000 or earlier years.

Risk-based capital, asset adequacy and codification

   Under Illinois' asset adequacy and risk-based capital rules, state regulators may mandate remedial action for inadequately reserved or inadequately capitalized companies. The asset adequacy rules are designed to assure that assets supporting reserves are adequate to cover liabilities under a variety of economic scenarios. The focus of risk-based capital rules is a risk-based formula that applies prescribed factors to various risk elements in an insurer's business and investments to develop a minimum capital requirement designed to be proportional to the amount of risk assumed by the insurer. We have capital levels substantially exceeding any that would mandate action under the risk-based capital rules and are in compliance with applicable asset adequacy rules.

   In 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification") guidance, which replaces the Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas. The Illinois Insurance Department has adopted the Codification guidance, effective January 1, 2001. Our statutory surplus will be positively impacted upon adoption as a result of the net effect of recording a deferred tax asset, of non-admitting non-operating system software and of non-admitting net affiliated receivables and other changes caused by the Codification.

Reserves and reinsurance

   The following table provides a breakdown of our reserves for future policy benefits by product type (in millions):

                                                       December 31, December 31,
                                                           2000         1999
                                                       ------------ ------------
      General account annuities.......................    $2,635       $2,729
      Interest-sensitive life insurance and other.....       643          671
      Term life reserves..............................       --             9
      Ceded future policy benefits....................       310          310
                                                          ------       ------
          Total.......................................    $3,588       $3,719
                                                          ======       ======

   Ceded future policy benefits shown above reflect coinsurance (indemnity reinsurance) transactions where we insured liabilities of approximately $516 million in 1992 and $416 million in 1991 with an affiliate, Fidelity Life Association, A Mutual Legal Reserve Company ("FLA"). FLA shares directors, management, operations and employees with FKLA pursuant to an administrative and management services agreement. FLA issues policies not issued by FKLA or KILICO as well as other policies similar to certain FKLA policies. At December 31, 2000 and 1999, our reinsurance reserve credit from FLA relating to these coinsurance transactions totaled approximately $262.1 million and $309.7 million, respectively. Utilizing FKLA's employees, we are the servicing company for this coinsured business and we are reimbursed by FLA for the related servicing expenses.

   In 1996, we assumed, on a yearly renewable term basis, approximately $14.4 billion (face amount) of term life insurance from FKLA. Effective September 30, 2000, this reinsurance agreement with FKLA was terminated. Upon termination, we returned $7.7 million of premiums to FKLA, representing consideration for the recaptured reserves. Due to the difference in the generally accepted accounting principles basis and the statutory accounting basis of the reserves related to this recaptured business, we recorded a deemed dividend distribution to Kemper of $16.3 million. (See the note captioned "Reinsurance" in the Notes to Consolidated Financial Statements.)

   In the fourth quarter of 2000, we assumed from FKLA $100.0 million in premium deposits related to a Funding Agreement. Funding Agreements are insurance contracts similar to structured settlements, immediate annuities and guaranteed investment contracts ("GICs"). The contracts qualify as insurance under state laws and are sold as non-surrenderable immediate annuities to trusts established by a securities firm. The securities firm sold interests in these trusts to institutional investors. This Funding Agreement had a variable rate of interest, is an obligation of our general account and is recorded as future policy benefits. (See the note captioned "Reinsurance" in the Notes to Consolidated Financial Statements.)

   We are party to a funds withheld reinsurance agreement with a Zurich affiliated company, Zurich Insurance Company, Bermuda Branch ("ZICBB"). Under the original terms of this agreement, we ceded, on a yearly renewable term basis, 90 percent of the net amount at risk (death benefit payable to the insured less the insured's separate account cash surrender value) related to BOLI, which is held in our separate accounts. As consideration for this reinsurance coverage, we cede separate account fees (cost of insurance charges) to ZICBB and retain a portion of such funds under the terms of the reinsurance agreement in a funds withheld account, which is included as a component of benefits and funds payable in the accompanying consolidated balance sheets. During 1998, we modified the reinsurance agreement to increase the reinsurance from 90 percent to 100 percent.

   The following table contains amounts related to the BOLI funds withheld reinsurance agreement (in millions):

Business Owned Life Insurance (BOLI)
(in millions)

                                                   Year Ended December 31,
                                                  ----------------------------
                                                    2000      1999      1998
                                                  --------  --------  --------
      Face amount in force....................... $ 85,358  $ 82,021  $ 66,186
                                                  ========  ========  ========
      Net amount at risk ceded................... $(78,169) $(75,979) $(62,160)
                                                  ========  ========  ========
      Cost of insurance charges ceded............ $  173.8  $  166.4  $  175.5
                                                  ========  ========  ========
      Funds withheld account..................... $  228.8  $  263.4  $  170.9
                                                  ========  ========  ========

   We have a funds withheld account ("FWA") supporting reserve credits on reinsurance ceded on the BOLI product. Amendments to the reinsurance contracts during 1998 changed the methodology used to determine increases to the FWA. A substantial portion of the FWA was marked-to-market based predominantly upon the total return of the Government Bond Division of the KILICO Variable Series I Separate Account. During 1998, we recorded a $2.5 million increase to the FWA related to this mark-to-market. In November 1998, to properly match revenue and expenses, we had also placed assets supporting the FWA in a segmented portion of the General Account. This portfolio was classified as "trading" under Statement of Financial Accounting Standards No. 115 ("FAS 115") at December 31, 1998 and through November 30, 1999. FAS 115 mandates that assets held in a trading account be valued at fair value, with changes in fair value flowing through the income statement as realized capital gains and losses. During 1998, we recorded a realized capital gain of $2.8 million upon transfer of these assets from "available for sale" to the trading portfolio as required by FAS 115. In addition, we recorded realized capital losses of $7.3 million and $0.2 million related to the changes in fair value of this portfolio during 1999 and 1998, respectively.

   Due to a change in the reinsurance strategy related to the BOLI product, effective December 1, 1999, we no longer marked-to-market a portion of the FWA liability and therefore no longer designated the related portion of assets as "trading". As a result, changes in fair value to the FWA and the assets supporting the FWA no longer flow through our operating results.

Competition

   We are in a highly competitive business. We compete with a large number of other stock and mutual life insurance companies, many of which are larger financially, although none is truly dominant in the industry. KILICO, with its emphasis on annuity products, also competes for savings dollars with securities brokerage and investment advisory firms as well as other institutions that manage assets, produce financial products or market other types of investment products.

   Our principal methods of competition continue to be innovative products, often designed for selected distribution channels and economic conditions, as well as appropriate product pricing, careful underwriting, expense control and the quality of services provided to policyholders and agents.

   To address our competition, we have adopted certain business strategies. These include:

  . customer segmentation and focus

  . continued focus on existing and new variable and fixed annuities and variable life insurance products

  . distribution through diversified channels

  . systematic review of investment risk and our capital position, and

  . ongoing efforts to continue as a low-cost provider of insurance products and high-quality services to agents and policyholders through the use of technology

Rankings and ratings

   According to Best's Insurance Reports, 2000, as of December 31, 1999, we ranked 56th of 1,481 life insurers by admitted assets; 57th of 1,146 by insurance in force; and 57th of 1,382 by net premiums written.

   In 1999, we received rating upgrades from both A.M. Best and Standard & Poor's, primarily due to the perceived long-term strategic benefit of the merger and the increased financial strength of Zurich and Zurich Life (discussed below). Our current ratings and their current status are as follows:

                                                                        Current
                                                       Current Rating    Status
                                                      ----------------  --------
      A.M. Best Company.............................. A+ (Superior)     Affirmed
      Moody's Investors Service...................... Aa3 (Excellent)   Affirmed
      Standard & Poor's.............................. AA+ (Very Strong) Affirmed

Employees

   At December 31, 2000, we used the services of approximately 1,152 employees of FKLA, which are also shared with FLA and ZLICA. KILICO, FKLA, FLA and ZLICA collectively operate under the trade name Zurich Kemper Life.

Regulation

   We are generally subject to regulation and supervision by the insurance departments of Illinois and other jurisdictions where we are licensed to do business. These departments enforce laws and regulations designed to assure that insurance companies maintain adequate capital and surplus, manage investments according to prescribed character, standards and limitations and comply with a variety of operational standards. The departments also make periodic examinations of individual companies and review annual and other reports on the financial condition of each company operating within their respective jurisdictions. Regulations, which often vary from state to state, cover most aspects of the life insurance business, including market practices, policy forms and accounting and financial reporting procedures.

   Insurance holding company laws enacted in many states grant additional powers to state insurance commissioners to regulate acquisition of and by domestic insurance companies, to require periodic disclosure of relevant information and to regulate certain transactions with related companies. These laws also impose prior approval requirements for certain transactions with affiliates and generally regulate dividend distributions by an insurance subsidiary to its holding company parent.

   In addition, certain of our variable life insurance and variable annuity products, and the related separate accounts, are subject to regulation by the Securities and Exchange Commission (the "SEC").

   We believe we are in compliance in all material respects with all applicable regulations.

Investments

   A changing marketplace has affected the life insurance industry. To accommodate customers' increased preference for safety over higher yields, we have systematically reduced our investment risk and strengthened our capital position.

   Our cash flow is carefully monitored and our investment program is regularly and systematically planned to provide funds to meet all obligations and to optimize investment return. For investment securities, portfolio management is handled by an affiliated company, Zurich Scudder Investments, Inc. ("ZSI"), formerly Scudder Kemper Investments, Inc., and its subsidiaries and affiliates. Our real estate-related investments are handled by a majority-owned Kemper real estate subsidiary. Investment policy is directed by our board of directors. Our investment strategies take into account the nature of each annuity and life insurance product, the respective crediting rates and the estimated future policy benefit maturities.

Forward-looking statements

   All statements, trend analyses and other information contained in this Prospectus and elsewhere (such as in other filings by KILICO with the SEC, press releases, presentations by KILICO or its management or oral statements) about markets for our products and trends in our operations or financial results, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from those contemplated by the forward-looking statements. These factors include, among other things:

       (i) general economic conditions and other factors, including prevailing interest rate levels and stock market performance, which may affect the ability of KILICO to sell its products, the market value of our investments and the lapse rate and profitability of our contracts

       (ii) our ability to achieve anticipated levels of operational efficiencies through certain cost-saving initiatives

       (iii) customer response to new products, distribution channels and marketing initiatives

       (iv) mortality, morbidity, and other factors which may affect the profitability of our insurance products

       (v) changes in the federal income tax laws and regulations which may affect the relative tax advantages of some of our products

       (vi) increasing competition which could affect the sale of our products

       (vii) regulatory changes or actions, including those relating to regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulations of the sale and underwriting and pricing of insurance products, and

       (viii) the risk factors or uncertainties listed from time to time in our other filings with the SEC

                                  PROPERTIES

   We share 91,279 sq. ft. of office space leased by FKLA from Lumbermens Mutual Casualty Company, a former affiliate, ("Lumbermens"), located in Long Grove, Illinois. We also share 98,066 sq. ft. of office space leased by FKLA and ZLICA from Zurich American Insurance Company, an affiliate, located in Schaumburg, Illinois.

                               LEGAL PROCEEDINGS

   KILICO has been named as defendant in certain lawsuits incidental to our insurance business. Based upon the advice of legal counsel, our management believes that the resolution of these various lawsuits will not result in any material adverse effect on our consolidated financial position.

                            SELECTED FINANCIAL DATA

   The following table sets forth selected financial information for KILICO for the five years ended December 31, 2000. Such information should be read in conjunction with KILICO's consolidated financial statements and notes thereto included in this Prospectus. All amounts are shown in millions.

                         December 31, December 31, December 31, December 31, December 31,
                             2000         1999         1998         1997         1996
                         ------------ ------------ ------------ ------------ ------------
Total revenue...........  $   360.9    $   363.4    $   419.7    $   425.5     $  356.2
                          =========    =========    =========    =========     ========
Net income excluding
 realized investment
 results................  $    53.7    $    51.1    $    31.4    $    31.9     $   25.6
                          =========    =========    =========    =========     ========
Net income..............  $    48.3    $    44.9    $    65.1    $    38.7     $   34.4
                          =========    =========    =========    =========     ========
Financial summary
Total separate account
 assets.................  $11,179.6    $ 9,778.1    $ 7,099.2    $ 5,122.0     $2,127.2
                          =========    =========    =========    =========     ========
Total assets............  $16,006.6    $14,655.7    $12,239.7    $10,589.7     $7,717.9
                          =========    =========    =========    =========     ========
Future policy benefits,
 net of reinsurance.....  $ 3,278.0    $ 3,409.1    $ 3,561.6    $ 3,856.9     $4,256.5
                          =========    =========    =========    =========     ========
Stockholder's equity....  $   730.1    $   630.0    $   853.9    $   865.6     $  751.0
                          =========    =========    =========    =========     ========

  MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                                  OPERATIONS

RESULTS OF OPERATIONS

   We recorded net income of $48.3 million in 2000, compared with net income of $44.9 million in 1999 and $65.1 million in 1998. The increase in net income in 2000, compared with 1999, was due to an increase in operating earnings before amortization of goodwill and a decrease in net realized investment losses.

   The following table reflects the components of net income:

     Net income
     (in millions)

                                                    Year Ended December 31,
                                                    -------------------------
                                                     2000     1999     1998
                                                    -------  -------  -------
      Operating earnings before amortization of
       goodwill and other intangibles.............. $  66.8  $  63.8  $  44.1
      Amortization of goodwill and other
       intangibles.................................   (13.1)   (12.7)   (12.7)
      Net realized investment gains (losses).......    (5.4)    (6.2)    33.7
                                                    -------  -------  -------
          Net income............................... $  48.3  $  44.9  $  65.1
                                                    =======  =======  =======

     Net realized investment results, after tax
     (in millions)

                                                      Year Ended December 31,
                                                      -------------------------
                                                       2000     1999     1998
                                                      -------  -------  -------
      Real estate-related gains...................... $   1.1  $   2.7  $  26.9
      Fixed maturities and write-downs...............    (7.9)    (6.3)     1.4
      Trading account securities.....................     --      (4.7)     1.7
      Other gains, net...............................     1.4      2.1      3.7
                                                      -------  -------  -------
          Total...................................... $  (5.4) $  (6.2) $  33.7
                                                      =======  =======  =======

   Net realized investment losses on fixed maturities in 2000 were primarily related to other-than-temporary declines in value of certain securities due to credit-related concerns about a small number of issuers. Net realized investment losses on fixed maturities in 1999 were primarily the result of rising interest rates throughout the year, leading to lower market values in fixed maturity investments. Net realized investment gains on fixed maturities in 1998 were offset by other-than-temporary declines in the value of certain U.S. dollar denominated fixed maturity investments which had significant exposure to countries in Southeast Asia, as well as other U.S. dollar denominated securities that had other-than-temporary declines in value in 1998.

   The real estate-related gains over the last three years reflect the adoption of Zurich's strategy for disposition of real estate-related investments. This strategy to reduce exposure to real estate-related investments, as well as improving real estate market conditions in most areas of the country, generated the real estate-related gains during the last three years.

   Trading account securities were used to manage the reinsurance strategy on the BOLI product. Effective November 1, 1998, the methodology used to determine the increase to the FWA was changed and a substantial portion of this liability was marked-to-market based predominately upon the total return of the Government Bond Division of the KILICO Variable Series I Separate Account. We also placed assets supporting the FWA in a segmented portfolio and classified this asset segment as "trading" under Statement of Financial Standards No. 115 ("FAS 115") at December 31, 1998 and through November 30, 1999. During 1998, a net realized capital gain of $2.8 million was recorded upon transfer of these assets to the trading portfolio as required by FAS 115. We recorded realized capital losses of $7.3 million and $0.2 million related to the changes in fair values of this portfolio during 1999 and 1998, respectively. Due to a change in the reinsurance strategy related to the BOLI product, effective December 1, 1999, we no longer marked-to-market a portion of the FWA liability and therefore no longer designated the related portion of assets as "trading". As a result, changes in fair value to the FWA and the assets supporting the FWA no longer flow through operating results.

   Other realized investment gains, net, relate primarily to distributions from joint venture capital partnerships in 2000.

   Operating earnings before the amortization of goodwill and other intangibles increased to $66.8 million in 2000, compared with $63.8 million in 1999, primarily due to:

  . an increase in spread revenue (net investment income less interest credited to policyholders)

  . an increase in other income

  . a decrease in claims incurred and other benefits

  . a decrease in taxes, licenses and fees, and

  . a decrease in income tax expense, offset by

  . a decrease in premium income

  . a decrease in separate account fees

  . an increase in commissions and operating expenses, net of the deferral of insurance acquisition costs, and

  . an increase in the amortization of insurance acquisition costs and value of business acquired

   Operating earnings before the amortization of goodwill increased to $63.8 million in 1999, compared with $44.1 million in 1998, primarily due to:

  . an increase in spread revenue

  . an increase in separate account fees and charges

  . a decrease in claims incurred and other policyholder benefits

  . a decrease in the amortization of insurance acquisition costs and value of business acquired, offset by

  . an increase in commissions and operating expenses, net of the deferral of insurance acquisition costs

   The following table reflects our sales.

     Sales and reinsurance assumed
     (in millions)

                                                     Year Ended December 31,
                                                    ---------------------------
                                                      2000      1999     1998
                                                    --------  -------- --------
      Annuities:
        Variable................................... $1,160.5  $  758.6 $  393.1
        Fixed......................................    168.6      96.3     89.3
        Funding Agreements assumed.................    100.0       --       --
                                                    --------  -------- --------
          Total annuities..........................  1,429.1     854.9    482.4
                                                    --------  -------- --------
      Life Insurance:
        Separate account business-owned variable
         universal life ("BOLI")...................    819.6   1,622.0  1,501.0
        Separate account variable universal life...     36.5      39.1     22.0
        Term life..................................     (8.2)     21.9     22.4
        Interest-sensitive life....................      0.6       0.7      0.2
                                                    --------  -------- --------
          Total life...............................    848.5   1,683.7  1,545.6
                                                    --------  -------- --------
            Total sales............................ $2,277.6  $2,538.6 $2,028.0
                                                    ========  ======== ========

   Sales of annuity products consist of total deposits received, which are not recorded as revenue within the consolidated statements of operations. Variable annuity deposits, including deposits under the fixed account option, increased $401.9 million in 2000, compared with 1999. The increase in the variable annuity deposits is primarily due to continued strong sales of our product introduced in the second half of 1998 that offers both a variable and a fixed option, including dollar cost averaging. Dollar cost averaging allows contractholders the option to allocate amounts to the fixed account option and authorize pro-rated amounts to be automatically transferred into the separate account investment options over a specified period of time in order to reduce the effects of significant market fluctuations.

   Fixed annuity deposits increased $72.3 million in 2000 when compared with 1999 primarily due to investors seeking a more stable return on their investments during a time of market volatility.

   The $100.0 million Funding Agreement assumed in 2000 resulted from a new reinsurance agreement with FKLA. (See the note captioned "Reinsurance" in the Notes to Consolidated Financial Statements.)

   Sales of variable annuities increase administrative fees earned. In addition, they pose minimal investment risk to us, to the extent that policyholders allocate net premium to one or more subaccounts that invest in underlying investment funds that invest in stocks or bonds.

   Sales of BOLI decreased $802.4 million to $819.6 million in 2000, compared with $1,622.0 million in 1999. Sales of individual variable universal life insurance decreased $2.6 million to $36.5 in 2000, compared with $39.1 million in 1999. BOLI sales decreased primarily due to the nature of the product--high dollar volume per sale, low frequency of sales. The slight decrease in individual variable universal life insurance reflected the uncertain market conditions in 2000. Sales of these separate account variable products, like variable annuities, pose minimal investment risk as policyholders also direct their premium to one or more subaccounts that invest in underlying investment funds which invest in stocks and bonds. We receive premium tax and DAC tax expense loads from certain contractholders, as well as administrative fees and cost of insurance charges. These fees and charges are compensation for providing life insurance coverage to the contractholders potentially in excess of their cash surrender values. Face amount of new variable universal life insurance business issued amounted to $3.8 billion in 2000, compared with $16.6 billion in 1999 and $7.7 billion in 1998. The decrease in face amount issued in 2000, compared with 1999 is primarily due to the decrease in BOLI sales.

   The following table reflects our assets under management:

     Assets under management
     (in millions)

                                                     2000      1999      1998
                                                   --------- --------- ---------
      General account............................. $ 3,689.5 $ 3,831.0 $ 4,182.8
      Separate account--BOLI......................   6,905.9   5,750.5   4,104.6
      Separate account--non-BOLI..................   4,273.7   4,027.6   2,994.7
                                                   --------- --------- ---------
          Total................................... $14,869.1 $13,609.1 $11,282.1
                                                   ========= ========= =========

   Total assets under management have increased over the last few years primarily reflecting the volume of sales. The level of policyholder surrenders, withdrawals and death benefits also directly impacts the level of assets under management from year to year. Total assets under management were also affected by equity market and interest rate fluctuations. Increases in the equity markets in 1999 significantly increased non-BOLI separate account assets, while an equity market downturn in 2000 significantly reduced those assets.

   In 1999 and 1998 we assumed $21.3 million and $21.6 million, respectively, of term life insurance premiums from FKLA. Effective September 30, 2000, the reinsurance agreement with FKLA was terminated. Prior to the termination, we assumed $15.4 million of term life insurance premiums from FKLA. Upon termination, we returned $7.7 million of premiums to FKLA as consideration for the recaptured reserves. Excluding the amounts assumed from FKLA, total term life sales, including new and renewal premiums, amounted to $371 thousand in 2000, compared with $677 thousand in 1999 and $846 thousand in 1998. In the fourth quarter of 2000, the reinsurance agreement was recaptured by FKLA and resulted in a decrease in premiums of $13.6 million in 2000, compared with 1999.

   Spread revenue increased in 2000, compared with 1999 and 1998, due to a smaller decrease in investment income than in interest credited to policyholders. The decrease in investment income in 2000, compared with 1999 and 1998, was primarily due to a decrease in cash and invested assets from the 1999 and 1998 levels, reflecting the surrender and withdrawal activity during the last three years and the dividends paid to Kemper during 2000, 1999 and 1998. Also contributing to this decrease in cash and invested assets are the ongoing exchanges from the fixed to the variable option of in-force annuity policies, primarily reflecting the dollar cost averaging option mentioned previously. Net investment income was also negatively impacted in 2000 and 1999 by the placement of a real estate-related investment on non-accrual status effective January 1, 1999. Somewhat mitigating these factors was the reinvestment of 1999 and 2000 sales proceeds, maturities and prepayments at higher yields due to funds being directed to higher yielding securities, and overall increasing interest rate environment during 1999 and the first half of 2000.

   The decrease in interest credited in 2000, compared with 1999 and 1998, was primarily due to a decrease in policyholder liabilities due to surrender, withdrawal and exchange activity over the last three years and an overall decrease in crediting rates over the same period.

   Investment income was also reduced over the last three years reflecting purchase accounting adjustments related to the amortization of premiums on fixed maturity investments. Under purchase accounting, the fair value of the fixed maturity investments as of January 4, 1996, the date Kemper was acquired by Zurich, became the new cost basis in the investments. The difference between the new cost basis and original par is then amortized against investment income over the remaining effective lives of the fixed maturity investments. As a result of the interest rate environment as of January 4, 1996, the market value of the fixed maturity investments was approximately $133.9 million greater than original par. Premium amortization decreased investment income by approximately $4.5 million in 2000, compared with $7.8 million in 1999 and $14.4 million in 1998.

     Separate account fees and charges
     (in millions)

                                                     2000     1999     1998
                                                    -------  -------  -------
      Separate account fees on non-BOLI variable
       life and annuities.......................... $  62.1  $  47.0  $  38.8
      BOLI cost of insurance charges and fees--
       direct......................................   164.4    168.1    169.9
      BOLI cost of insurance charges--ceded........  (173.8)  (166.7)  (175.5)
      BOLI premium tax expense loads...............    15.6     26.3     28.8
                                                    -------  -------  -------
          Total.................................... $  68.3  $  74.7  $  62.0
                                                    =======  =======  =======

   Included in separate account fees and charges are administrative fees received from the separate account products of $61.4 million in 2000, compared with $46.1 million and $38.3 million in 1999 and 1998, respectively. Administrative fee revenue increased in each of the last three years due to growth in average separate account assets. Also included in separate account fees and charges are cost of insurance ("COI") charges related to variable universal life insurance, primarily BOLI, of $164.4 million, $167.9 million and $167.6 million in 2000, 1999 and 1998, respectively. Of these COI charges, $173.8 million, $166.4 million and $175.5 million were ceded, respectively, to a Zurich affiliated company, Zurich Insurance Company, Bermuda Branch ("ZICBB"). In 2000, COI charges ceded were in excess of 100 percent of the COI charges received due to appreciation of the BOLI funds withheld account. In 1998, COI charges ceded were in excess of 100 percent of the COI charges received due to changes to the reinsurance agreement. Separate account fees and charges in 2000, 1999 and 1998 also include BOLI-related premium tax expense loads of $15.6 million, $26.3 million and $28.8 million, respectively.

   Other income increased $23.4 million in 2000, compared with 1999. The increase is primarily due to an increase in commission revenue from broker-dealer operations of approximately $20.6 million. This increase was mainly due to the inclusion of PMG's operating results effective April 1, 2000. (See discussion of the PMG acquisition in the note captioned "Related-Party Transactions" in the Notes to Consolidated Financial Statements.) The increase in broker-dealer commission revenue was substantially offset by an increase in broker-dealer commission expense. Other income also includes surrender charge revenue of $6.0 million in 2000, compared with $5.0 million and $4.0 million in 1999 and 1998, respectively. The increase in surrender charge revenue in 2000, compared with 1999 and 1998, reflects the increased policyholder surrender and withdrawal activity during 2000, compared with 1999 and 1998.

     Policyholder surrenders, withdrawals and death benefits
     (in millions)

                                                             2000   1999   1998
                                                            ------ ------ ------
      General account...................................... $579.1 $564.2 $645.5
      Separate account.....................................  393.3  399.8  260.9
                                                            ------ ------ ------
          Total............................................ $972.4 $964.0 $906.4
                                                            ====== ====== ======

   Reflecting the current interest rate environment and other competitive market factors, we adjust crediting rates on interest-sensitive products over time in order to manage spread revenue and policyholder surrender and withdrawal activity. Spread revenue can also be improved over time by increasing investment income.

   General account surrenders, withdrawals and death benefits increased $14.9 million in 2000, compared with 1999, reflecting an increase in overall surrenders and withdrawals as investors seek potentially higher returns from alternative investments and higher death benefits in 2000, compared to 1999.

   Separate account surrenders, withdrawals and death benefits decreased $6.5 million in 2000, compared with 1999. Excluding a partial withdrawal of $39.8 million on a BOLI contract in 1999, separate account surrenders, withdrawals and death benefits increased $33.3 in 2000, compared with 1999. The increase is primarily due to investors' seeking alternative investments during a period of market uncertainty.

   Claims incurred and other policyholder benefits decreased $4.5 million in 2000, compared with 1999, primarily due to the termination of the assumed term life reinsurance agreement with FKLA. Claims incurred and other policyholder benefits decreased in 1999, compared with 1998, primarily due to a decrease in death benefits.

   Taxes, licenses and fees primarily reflect premium taxes on BOLI. Excluding the taxes due on BOLI, for which we received a corresponding expense load in separate account fees and other charges, taxes, licenses and fees amounted to $2.3 million in 2000, compared with $3.4 million in 1999 and $1.5 million in 1998.

   Commission expense and the deferral of insurance acquisition costs increased in 2000, compared with 1999 and 1998, due to the higher level of sales, excluding BOLI. Commission expense related to broker-dealer operations increased approximately $17.2 million in 2000, compared with 1999. The increase is primarily due to the inclusion of PMG's operating results in 2000. The increase in commission expense and the deferral of insurance acquisition costs in 1999, compared with 1998, is primarily due to the increase in total sales, excluding BOLI.

   Amortization of insurance acquisition costs increased $17.7 million in 2000, compared with 1999. This increase was primarily due to a recoverability takedown resulting from management's periodic review of the estimated future gross profits on annuity contracts. The recoverability takedown increased the amortization by $10.5 million in 2000. The remaining increase in amortization of deferred insurance acquisition costs is primarily due to the higher volume of variable annuity business.

   The decrease in the amortization of deferred insurance acquisition costs in 1999 compared with 1998 is primarily due to significant appreciation in the separate account assets due to rising markets during 1999, as well as realized capital losses on post-purchase investments during 1999. Appreciation in separate account assets increased estimated future gross profits and shifted amortization to later years. Realized capital losses on post-purchase investments decreased current gross profits and deferred amortization into future periods. The deferred insurance acquisition cost asset was $240.8 million and $159.7 million at December 31, 2000 and 1999, respectively.

   Deferred insurance acquisition costs, and their related amortization, for policies sold prior to January 4, 1996 have been replaced under purchase accounting by the value of business acquired. The value of business acquired reflects the present value of the right to receive future cash flows from insurance contracts existing at the date of acquisition. The amortization of the value of business acquired is calculated assuming an interest rate equal to the liability or contract rate on the value of the business acquired. Deferred insurance acquisition costs are established on all new policies sold after January 4, 1996.

   Operating expenses increased in 2000, to $61.7 million, compared with $45.9 million and $44.6 million in 1999 and 1998, respectively. This increase was primarily due to an increase in salaries and related benefits, and data processing expenses in the continued development of infrastructure to support various new business initiatives. Also contributing to the increase is the inclusion of PMG's operating expenses of approximately $2.2 million.

   The amortization of the value of business acquired increased in 2000, compared with 1999, primarily as a result of depreciation in the separate account assets due to the downturn in equity markets in 2000, compared with 1999. The depreciation in the separate account assets decreases estimated future gross profits and accelerates amortization in the current year.

   The amortization of the value of business acquired decreased in 1999, compared with 1998, as a result of:

  . significant appreciation in separate account assets, which increased estimated future gross profits and shifts amortization to later years

  . a decreasing block of business previously acquired, resulting in less amortization as gross profits on this business decrease, and

  . a significant decrease in realized investment results on pre-purchase investments.

   The difference between Zurich's cost of acquiring us and the net fair value of the assets and liabilities as of January 4, 1996 was recorded as goodwill. Goodwill is amortized on a straight-line basis over a twenty-year period. Other intangible assets in the amount of $4.9 million were recorded in 2000 in connection with the purchase of PMG. These intangible assets are being amortized on a straight-line basis over a ten-year period.

   Tax expense was favorably impacted in 2000 due to the release of $15.2 million of a valuation allowance related to the ultimate realization of losses on real estate assets disposed of before December 31, 1995. An additional $4.6 million benefit was realized on the termination of the reinsurance agreement with FKLA.

Operations by Business Segment

   KILICO, FKLA, ZLICA and FLA operate under the trade name Zurich Kemper Life. Zurich Kemper Life is segregated by Strategic Business Unit ("SBU"). The SBU concept employed by ZFS has each SBU concentrate on a specific customer market. The SBU is the focal point of Zurich Kemper Life, because it is at the SBU level that Zurich Kemper Life can clearly identify customer segments and then work to understand and satisfy the needs of each customer. For purposes of operating segment disclosure, Zurich Kemper Life includes the operations of Zurich Direct, Inc., an affiliated direct marketing life insurance agency and excludes FLA, as it is owned by its policyholders.

   Zurich Kemper Life is segregated into the Life Brokerage, Financial Institutions ("Financial"), Retirement Solutions Group ("RSG") and Direct SBUs. The SBUs are not managed at the legal entity level, but rather at the Zurich Kemper Life level. Since Zurich Kemper Life's SBUs cross legal entity lines, as certain similar products are sold by more than one legal entity, discussion regarding results of operations in this Prospectus relate solely to KILICO. The vast majority of our business is derived from the Financial and RSG SBUs. The contributions of Zurich Kemper Life's SBUs to combined revenues, operating results and certain balance sheet data pertaining thereto, are shown in the Notes to Consolidated Financial Statements.

   The principal products and markets of the Financial and RSG SBUs are as follows:

     Financial: The Financial SBU focuses on a wide range of products that provide for the accumulation, distribution and transfer of wealth and primarily includes variable and fixed annuities, variable universal life and bank-owned life insurance. These products are distributed to consumers through financial intermediaries such as banks, brokerage firms and independent financial planners. Institutional business includes BOLI and funding agreements (primarily included in FKLA).

     RSG: The RSG SBU has a sharp focus on its target customer. This SBU markets fixed and variable annuities to K-12 schoolteachers, administrators, and healthcare workers, along with college professors and certain employees of selected non-profit organizations. This target market is eligible for what the IRS designates as retirement-oriented savings or investment plans that qualify for special tax treatment.

INVESTMENTS

   Our principal investment strategy is to maintain a balanced, well-diversified portfolio supporting the insurance contracts written. We make shifts in our investment portfolio depending on, among other factors:

  . our evaluation of risk and return in various markets

  . consistency with our business strategy and investment guidelines approved by the board of directors

  . the interest rate environment

  . liability durations, and

  . changes in market and business conditions

Invested assets and cash
(in millions)

                               December 31,  December 31,
                                   2000          1999
                               ------------  ------------
Cash and short-term
 investments.................. $   50   1.4% $   54   1.4%
Fixed maturities:
  Investment-grade:
    NAIC(1) Class 1...........  2,080  56.4   2,164  56.5
    NAIC(1) Class 2...........    960  26.1     994  25.9
  Below investment grade (NAIC
   classes 3 through 6):
    Performing................    116   3.2     118   3.1
    Non-performing............      1   --      --    --
Joint venture mortgage loans..     67   1.8      67   1.8
Third-party mortgage loans....     64   1.7      64   1.7
Other real estate-related
 investments..................      9   0.2      21   0.5
Policy loans..................    256   6.9     262   6.8
Equity securities.............     64   1.7      62   1.6
Other.........................     22   0.6      25   0.7
                               ------ -----  ------ -----
      Total(2)................ $3,689 100.0% $3,831 100.0%
                               ====== =====  ====== =====

---------
(1) National Association of Insurance Commissioners ("NAIC").
  --Class 1 = A- and above
  --Class 2 = BBB- through BBB+
(2) See the note captioned "Financial Instruments--Off-Balance-Sheet Risk" in the Notes to Consolidated Financial Statements.

Fixed maturities

   We carry our fixed maturity investment portfolio, which is considered available for sale, at estimated fair value. The aggregate unrealized appreciation or depreciation is recorded as a component of accumulated other comprehensive income, net of any applicable income tax expense. The aggregate unrealized depreciation on fixed maturities was $32.6 million and $121.2 million at December 31, 2000 and 1999, respectively. We do not record tax benefits related to aggregate unrealized depreciation on investments. Fair values are sensitive to movements in interest rates and other economic developments and can be expected to fluctuate, at times significantly, from period to period.

   At December 31, 2000, investment-grade fixed maturities, cash and short-term investments accounted for 83.9 percent of invested assets and cash, compared with 83.8 percent at December 31, 1999. Approximately 43.4 percent of our NAIC Class 1 bonds were rated AAA or equivalent at year-end 2000, compared with 45.9 percent at December 31, 1999.

   Approximately 18.9 percent of the investment-grade fixed maturities at December 31, 2000 were mortgage-backed securities, down from 20.0 percent at December 31, 1999, due to sales and paydowns during 2000. These investments consist primarily of marketable mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. We have not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. Our mortgage-backed investments are generally of AAA credit quality, and the markets for these investments have been and are expected to remain liquid. We plan to continue to reduce our holdings of such investments over time.

   Approximately 15.1 percent and 16.8 percent of the investment-grade fixed maturities at December 31, 2000 and 1999, respectively, consisted of corporate asset-backed securities. The majority of investments in asset-backed securities were backed by commercial mortgage-backed securities (26.8%), home equity loans (26.3%), manufactured housing loans (11.3%), collateralized loan and bond obligations (11.2%), and other commercial assets (8.9%).

   Future investment income from mortgage-backed securities and other asset-backed securities may be affected by the timing of principal payments and the yields on reinvestment alternatives available at the time of such payments. As a result of purchase accounting adjustments to fixed maturities, most of the mortgage-backed securities are carried at a premium over par. Prepayment activity resulting from a decline in interest rates on such securities purchased at a premium would accelerate the amortization of the premiums. Accelerated amortization would result in reductions of investment income related to such securities.

   At December 31, 2000 and 1999, unamortized premiums and discounts related to mortgage-backed and asset-backed securities were as follows (in millions):

                                                                       December
                                                                         31,
                                                                      ----------
                                                                      2000 1999
                                                                      ---- -----
Unamortized premiums................................................. $9.0 $11.6
                                                                      ==== =====
Unamortized discounts................................................ $5.2 $ 6.5
                                                                      ==== =====

   Amortization of the discount or premium from mortgage-backed and asset-backed securities is recognized using a level effective yield method. This method considers the estimated timing and amount of prepayments of the underlying loans and is adjusted to reflect differences between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of these securities change as a result of changes in prepayment rates, the adjustment is also included in net investment income.

   The table below provides information about the mortgage-backed and asset-backed securities that are sensitive to changes in interest rates. The expected maturity dates have been calculated on a security by security basis using prepayment assumptions obtained from a survey conducted by a securities information service. These assumptions are consistent with the current interest rate and economic environment.

                           Carrying                                                     Fair Value
                           Value at             Expected Maturity Date                      at
                         December 31, ------------------------------------------------ December 31,
     (in millions)           2000     2001   2002    2003    2004    2005   Thereafter     2000
     -------------       ------------ -----  -----  ------  ------  ------  ---------- ------------
Fixed Maturities:
 Mortgage-backed bonds..   $  575.7   $ 6.5  $39.5  $152.0  $131.9  $ 77.1    $168.7     $  575.7
   Average yield........       6.61%   6.61%  6.60%   6.62%   7.18%   7.60%     8.15%        6.61%
 Asset-backed bonds.....   $  339.3   $22.5  $37.6  $ 34.2  $ 39.9  $ 48.0    $157.1     $  339.3
   Average yield........       7.27%   7.32%  7.30%   7.21%   7.35%   7.57%     7.83%        7.27%
 CMBs...................   $  123.9   $ --   $ --   $  --   $  --   $  5.4    $118.5     $  123.9
   Average yield........       6.84%   6.84%  6.84%   6.84%   6.84%   6.82%     6.82%        6.84%
                           --------                                                      --------
                           $1,038.9                                                      $1,038.9
                           ========                                                      ========

                           Carrying                                                     Fair Value
                           Value at             Expected Maturity Date                      at
                         December 31, ------------------------------------------------ December 31,
     (in millions)           1999     2000   2001    2002    2003    2004   Thereafter     1999
     -------------       ------------ -----  -----  ------  ------  ------  ---------- ------------
Fixed Maturities:
 Mortgage-backed bonds..   $  630.4   $19.6  $21.6  $ 47.3  $149.5  $135.2    $257.2     $  630.4
   Average yield........       6.61%   6.61%  6.63%   6.63%   6.67%   7.09%     7.14%        6.61%
 Asset-backed bonds.....   $  409.8   $11.4  $27.0  $ 33.6  $ 48.8  $ 39.0    $250.0     $  409.8
   Average yield........       7.11%   7.17%  7.25%   7.18%   7.16%   7.34%     7.60%        7.11%
 CMBs...................   $  120.7   $ --   $ --   $  --   $  --   $  --     $120.7     $  120.7
   Average yield........       6.75%   6.75%  6.75%   6.75%   6.75%   6.75%     6.73%        6.75%
                           --------                                                      --------
                           $1,160.9                                                      $1,160.9
                           ========                                                      ========

   The current weighted average maturity of the mortgage-backed and asset-backed securities at December 31, 2000, is 3.95 years. A 200 basis point increase in interest rates would extend the weighted average maturity by approximately .26 of a year, while a 200 basis point decrease in interest rates would decrease the weighted average maturity by approximately 1.15 of a year.

   The weighted average maturity of the mortgage-backed and asset-backed securities at December 31, 1999, was 4.50 years. A 200 basis point increase in interest rates would have extended the weighted average maturity by approximately .26 of a year, while a 200 basis point decrease in interest rates would have decreased the weighted average maturity by approximately .93 of a year.

   Below investment-grade securities holdings (NAIC classes 3 through 6), representing securities of 44 issuers at December 31, 2000, totaled 3.2 percent of cash and invested assets at December 31, 2000 and 3.1 percent at December 31, 1999. Below investment-grade securities are generally unsecured and often subordinated to other creditors of the issuers. These issuers may have relatively higher levels of indebtedness and be more sensitive to adverse economic conditions than investment-grade issuers. Our strategy of limiting exposure to below investment-grade securities takes into account the more conservative nature of today's consumer and the resulting demand for higher-quality investments in the life insurance and annuity marketplace.

Real estate-related investments

   Our $140.4 million real estate-related portfolio consists of joint venture and third-party mortgage loans and other real estate-related investments. The real estate-related portfolio constituted 3.7 percent of cash and invested assets at December 31, 2000, compared with $151.6 million, or 3.9 percent, at December 31, 1999. The decrease in real estate-related investments during 2000 was primarily due to sales and loan paydowns.

   As reflected in the "Real estate portfolio" table below, we have continued to fund both existing projects and legal commitments. The future legal commitments were $29.8 million at December 31, 2000. This amount represented no change since December 31, 1999. As of December 31, 2000, we expect to fund approximately $0.1 million of these legal commitments, along with providing capital to existing projects. The disparity between total legal commitments and the amount expected to be funded relates principally to standby financing arrangements that provide credit enhancements to certain tax-exempt bonds. We do not currently expect to fund these commitments. The total legal commitments, along with estimated working capital requirements, are considered in management's evaluation of reserves and write-downs.

   Excluding the $1.0 million of net equity investments in joint ventures, real estate loans totaled $139.4 million at December 31, 2000, after reserves and write-downs. Of this amount, $75.1 million are on accrual status with a weighted average interest rate of approximately 7.85 percent. Of these accrual loans:

  . 15.7 percent have terms requiring current periodic payments of their full contractual interest

  . 84.3 percent require only partial payments or payments to the extent of borrowers' cash flow.

   The equity investments in real estate at December 31, 2000 consisted of other equity investments in joint ventures. These equity investments include our share of periodic operating results. As an equity owner or affiliate of an equity owner, we have the ability to fund, and historically have elected to fund, operating requirements of certain joint ventures.

Real estate portfolio
(in millions)

                                                Other Real Estate-
                               Mortgage Loans  Related Investments
                               --------------  --------------------
                                Joint  Third-   Other     Equity
                               Venture Party   Loans(2) Investments Total
                               ------- ------  -------- ----------- ------
Balance at December 31, 1999.   $67.2  $63.9    $ 19.6     $ 0.9    $151.6(1)
Additions (deductions):
Fundings.....................     0.2    --        --        --        0.2
Interest added to principal..     --     0.4       --        --        0.4
Sales/paydowns/distributions.     --    (0.8)    (12.3)     (0.1)    (13.2)
Operating gain...............     --     --        --        0.1       0.1
Net realized investments
 gains.......................     0.1    0.3       1.2       0.1       1.7(3)
Other transactions, net......     --    (0.3)     (0.1)      --       (0.4)(3)
                                -----  -----    ------     -----    ------
Balance at December 31, 2000.   $67.5  $63.5    $  8.4     $ 1.0    $140.4(4)
                                =====  =====    ======     =====    ======

-------
(1) Net of $23.7 million reserve and write-downs. Excludes $0.6 million of real estate-related accrued interest.
(2) The other real estate loans were notes receivable evidencing financing, primarily to joint ventures. These loans were issued generally to provide financing for Kemper's or our joint ventures for various purposes.
(3) Included in this amount were $0.4 million of contingent interest payments related to a 1995 real estate sale. These payments were recorded as realized investment gains and then deducted from other transactions because they did not affect the carrying value.

(4) Net of $22.4 million reserve and write-downs. Excludes $0.6 million of real estate-related accrued interest.

Real estate concentrations and outlook

   Our real estate portfolio is distributed by geographic location and property type. However, concentration exposures in certain states and in certain types of properties do exist. In addition to these exposures, exposures also exist as to certain real estate developers and partnerships.

   As a result of our ongoing strategy to reduce exposure to real estate-related investments, we had investments in three projects that accounted for approximately 91.0 percent of the $140.4 million real estate-related portfolio as of December 31, 2000.

   The largest of these investments at December 31, 2000 amounted to $63.5 million and consisted of second mortgages on nine hotel properties, one office building, and one retail property. Patrick M. Nesbitt or his affiliates, a third-party real estate developer, have ownership interests in these properties. These properties are geographically dispersed and the current market values of the underlying properties substantially exceed the balances due on the mortgages. These loans are on accrual status.

   Loans to a master limited partnership (the "MLP") between subsidiaries of Kemper and subsidiaries of Lumbermens, amounted to $55.7 million at December 31, 2000. The MLP's underlying investment primarily consists of a water development project located in California's Sacramento River Valley. On February 15, 2001, the State of California's State Water Resources Control Board ("SWRCB") approved the project's water right permit. The SWRCB is proceeding with the issuance of the permit. Additional permits must be obtained before development on this project can proceed. These additional permits are expected to be received during 2001. The final resolution of this permit process will impact the long-term economic viability of the project. Loans to the MLP were placed on non-accrual status at the beginning of 1999 to ensure that book value of the MLP did not increase over net realizable value.

   The remaining significant real estate-related investment amounted to $8.5 million at December 31, 2000 and consisted of various zoned and unzoned residential and commercial lots located in Hawaii. Due to certain negative zoning restriction developments in January 1997 and a continuing economic slump in Hawaii, these real estate-related investments were placed on nonaccrual status. As of March 12, 2001, all zoned properties have been sold. We are currently pursuing the zoning of all remaining unzoned properties. However, due to the state of Hawaii's economy, which has lagged behind the economic expansion of most of the rest of the United States, it is anticipated that it could be several additional years until we completely dispose of all investments in Hawaii.

   We evaluate our real estate-related investments (including accrued interest) using an estimate of the investments' observable market price, net of estimated selling costs. Because the real estate review process includes estimates involving changing economic conditions and other factors, there can be no assurance that current estimates will prove accurate over time. Real estate-related investments are expected to continue to decline further through future sales and paydowns. Net income could be reduced in future periods if:

  . real estate market conditions worsen in areas where our portfolio is located

  . Kemper's and KILICO's plans with respect to certain projects change, or

  . necessary construction or zoning permits are not obtained.

   Our only troubled real estate-related investments consisted of loans on nonaccrual status, before reserves and write-downs, totaling $86.3 million and $98.3 million at December 31, 2000 and 1999, respectively. Interest does not accrue on real estate-related investments when it is judged that the likelihood of interest collection is doubtful. Loans on nonaccrual status after reserves and write-downs amounted to $64.3 million and $76.3 million at December 31, 2000 and 1999, respectively. The decrease in nonaccrual loans in 2000, compared with 1999, is due to primarily to sales and paydowns in 2000.

Net investment income

   Our pre-tax net investment income totaled $257.5 million in 2000, compared with $264.6 million in 1999 and $273.5 million in 1998. This includes our share of the operating results from equity investments in real estate consisting of other income less depreciation, interest and other expenses. Such operating results exclude interest expense on loans that are on nonaccrual status. As previously discussed, net investment income in 2000, 1999 and 1998, has been negatively impacted by purchase accounting adjustments.

   Our total foregone investment income before tax on both nonperforming fixed maturity investments and nonaccrual real estate-related investments was as follows:

     Foregone investment income
     (in millions)

                                                                   Year Ended
                                                                  December 31,
                                                                 --------------
                                                                 2000 1999 1998
                                                                 ---- ---- ----
      Fixed maturities.......................................... $--  $--  $0.3
      Real estate-related investments...........................  9.1  9.9  3.2
                                                                 ---- ---- ----
          Total................................................. $9.1 $9.9 $3.5
                                                                 ==== ==== ====

   Foregone investment income is primarily due to certain real estate-related investments that have been placed on nonaccrual status. Any increase in nonperforming securities, and either worsening or stagnant real estate conditions, would increase the expected adverse effect on future investment income and realized investment results.

Realized investment results

   Net income reflects after-tax realized investment losses of $5.4 million and $6.2 million in 2000 and 1999, respectively, and after-tax realized investment gains of $33.7 million in 1998. Included in the 1999 after-tax realized investment losses are trading account security losses of $4.7 million. As previously discussed, we segregated a portion of the General Account investment portfolio in the first eleven months of 1999 into a "trading" account under FAS 115. FAS 115 mandates that assets held in a trading account be valued at fair value, with changes in fair value flowing through the income statement as realized capital gains and losses. Also, as previously discussed, effective December 1, 1999, we no longer designated a portion of the General Account investment portfolio as "trading". As a result, all investments previously designated as "trading" are currently classified as available for sale and changes in fair value to the FWA and the assets supporting the FWA no longer flow through operating results.

   Unrealized gains and losses on fixed maturity investments that are available for sale are not reflected in net income. These changes in unrealized value are recorded as a component of accumulated other comprehensive income, net of any applicable income taxes. If, and to the extent, a fixed maturity investment suffers an other-than-temporary decline in value, however, the security is written down to net realizable value, and the write-down adversely impacts net income. Pre-tax write-downs due to other-than-temporary decline in value amounted to $11.4 million, $0.1 million and $4.4 million for the years ended December 31, 2000, 1999 and 1998, respectively.

   We regularly monitor our investment portfolio and as part of this process review the assets for possible impairments of carrying value. Because the review process includes estimates involving changing economic conditions and other factors, there can be no assurance that current estimates will prove accurate over time.

   See Note 1, "Summary of Significant Accounting Policies", in the Notes to Consolidated Financial Statements for information regarding derivative investments.

Interest rates

   During 1998, the Federal Open Market Committee ("FOMC") lowered interest rates three times. This trend was reversed in 1999 when the FOMC raised rates three times over the course of the year, resulting in a flatter yield curve due to higher short-term interest rates. The FOMC continued its tightening campaign in 2000 by raising rates 100 basis points. The resultant slowing of the economy, combined with treasury buy back announcements, kept the yield curve inverted for most of the year. The curve began re-steepening near the end of the year as rates declined and the market began to price in future FOMC easings, resulting in a decrease in unrealized fixed maturity investment losses during 2000.

   When maturing or sold investments are reinvested at lower yields in a low interest rate environment, we can adjust crediting rates on fixed annuities and other interest-bearing liabilities. However, competitive conditions and contractual commitments do not always permit the reduction in crediting rates to fully or immediately reflect reductions in investment yield. This can result in narrower spreads.

   A rising interest rate environment can increase net investment income as well as contribute to both realized and unrealized fixed maturity investment losses. A declining interest rate environment can decrease net investment income as well as contribute to both realized and unrealized fixed maturity investment gains. Also, lower renewal crediting rates on annuities, compared with competitors' higher new money crediting rates, have influenced certain annuity holders to seek alternative products. We mitigate this risk somewhat by charging surrender fees, which decrease over time, when annuity holders withdraw funds prior to maturity on certain annuity products. Approximately 32 percent of the fixed and variable annuity liabilities as of December 31, 2000, however, were no longer subject to significant surrender fees.

LIQUIDITY AND CAPITAL RESOURCES

   We carefully monitor cash and short-term investments to maintain adequate balances for timely payment of policyholder benefits, expenses, taxes and policyholder's account balances. In addition, regulatory authorities establish minimum liquidity and capital standards. The major ongoing sources of liquidity are deposits for fixed annuities, premium income, investment income, separate account fees, other operating revenue and cash provided from maturing or sold investments.

Ratings

   Ratings are an important factor in establishing the competitive position of life insurance companies. Rating organizations continue to review the financial performance and condition of life insurers and their investment portfolios. Any reductions in our claims-paying ability or financial strength ratings could result in our products being less attractive to consumers. Any reductions in our parent's ratings could also adversely impact our financial flexibility.

   Ratings reductions for Kemper or its subsidiaries and other financial events can also trigger obligations to fund certain real estate-related commitments to take out other lenders. In such events, those lenders can be expected to renegotiate their loan terms, although they are not contractually obligated to do so.

   Each rating is subject to revision or withdrawal at any time by the assigning organization and should be evaluated independently of any other rating.

   During 1999, we received rating upgrades from both A.M. Best and Standard & Poor's, primarily due to the perceived long-term strategic benefit of the merger and the increased financial strength of Zurich and Zurich Life.

Stockholder's equity

   Stockholder's equity totaled $730.1 million at December 31, 2000, compared with $630.0 million at December 31, 1999 and $853.9 million at December 31, 1998. The increase in stockholder's equity in 2000 was primarily due to an increase in accumulated other comprehensive income of $88.1 million and net income of $48.3 million, offset by dividends of $36.3 million paid to Kemper. The increase in accumulated other comprehensive income was primarily related to unrealized appreciation of the fixed maturity investment portfolio due to declining interest rates during 2000.

   The decrease in stockholder's equity in 1999 was primarily due to a decrease in accumulated other comprehensive income (loss) of $153.8 million and dividends of $115.0 million paid to Kemper during 1999. This decrease was offset by net income of $44.9 million. The decrease in accumulated other comprehensive income (loss) was primarily related to the unrealized depreciation of the fixed maturity investment portfolio due to rising interest rates during 1999.

Emerging issues:

   In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard 133, ("SFAS 133") Accounting for Derivative Instruments and Hedging Activities. Statement of Financial Accounting Standard 137, Deferral of the Effective Date of FASB Statement No. 133 delayed implementation of SFAS 133 until fiscal years beginning January 1, 2001. Statement of Financial Accounting Standard 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities--an amendment of FASB Statement No. 133, ("SFAS 138"), further clarified the accounting treatment of certain derivative instruments. We have adopted SFAS 133 and SFAS 138 in the fourth quarter of 2000.

                    KILICOS Directors and Executive Officers

     Name and Age
 Position with KILICO
   Year of Election      Other Business Experience During Past 5 Years or More
 --------------------    -----------------------------------------------------
Gale K. Caruso (43)      President and Chief Executive Officer of Federal Kemper
 President and Chief     Life Assurance Company ("FKLA"), Fidelity Life
 Executive Officer       Association ("FLA") and Zurich Life Insurance Company of
 since June 1999.        America ("ZLICA"). President and Chief Executive Officer
 Director since July     of Zurich Direct, Incorporated ("ZD") since April 2000.
 1999.                   Director of FKLA, FLA and ZLICA since July 1999 and of ZD
                         since March 2000. President and Chief Executive Officer
                         of Zurich Kemper Life Insurance Company of New York
                         ("ZKLICONY") since April 2000 and Director since October
                         1999. Chairman and Director of Investors Brokerage
                         Services, Inc. ("IBS") since May 2000 and of Investors
                         Brokerage Services Insurance Agency, Inc. ("IBSIA") since
                         March 2000. Chairman and Director of PMG Asset
                         Management, Inc. ("PMGAM"), PMG Life Agency Inc.
                         ("PMGLA"), PMG Marketing, Inc. ("PMG Marketing") and PMG
                         Securities Corporation ("PMG Securities") since March
                         2000. Executive Vice President and Director of Kemper
                         Corporation ("Kemper") since February 2000. Chairman,
                         President and Chief Executive Officer of Scudder Canada
                         Investor Services, Ltd. from 1995 to June 1999. Managing
                         Director of Scudder Kemper Investments, Inc. from July
                         1986 to June 1999.
Eliane C. Frye (53)      Executive Vice President of FKLA and FLA since March
 Executive Vice          1995. Executive Vice President of ZLICA and ZD since
 President since March   March 1996. Executive Vice President of ZKLICONY since
 1995. Director since    April 2000 and Director since October 1999. Director of
 May 1998.               FLA since December 1997. Director of FKLA and ZLICA since
                         May 1998. Director of ZD from March 1996 to March 1997.
                         Director of IBS and IBSIA since 1995.
Frederick L. Blackmon    Executive Vice President of FKLA, FLA, ZLICA and ZD since
 (49)                    June 2000. Chief Financial Officer of FKLA since December
 Executive Vice          1995. Chief Financial Officer of FLA since January 1996.
 President since June    Chief Financial Officer of ZLICA and ZD since March 1996.
 2000. Chief Financial   Senior Vice President and Chief Financial Officer of
 Officer since December  ZKLICONY since April 2000. Director of FKLA and ZLICA
 1995.                   since January 2001. Senior Vice President of KILICO and
 Director since January  FKLA from December 1995 to June 2000. Senior Vice
 2001.                   President of FLA from January 1996 to June 2000. Senior
                         Vice President of ZLICA and ZD from March 1996 to June
                         2000. Director of FLA since May 1998. Director of ZD from
                         March 1996 to March 1997 and since January 2001. Chief
                         Financial Officer of Kemper since January 1996. Treasurer
                         of Kemper from January 1996 to February 2000.
Russell M. Bostick (43)  Executive Vice President of FKLA, FLA, ZLICA and ZD since
 Executive Vice          June 2000. Chief Information Officer of FKLA, FLA, ZLICA
 President since June    and ZD since April 1998. Senior Vice President and Chief
 2000. Chief             Information Officer of ZKLICONY since April 2000. Senior
 Information Officer     Vice President of FKLA, FLA, ZLICA and ZD from March 1999
 since April 1998.       to June 2000. Vice President of FKLA, FLA, KILICO, ZLICA
                         and ZD from April 1998 to March 1999. Chief Technology
                         Officer of Corporate Software & Technology from June 1997
                         to April 1998. Vice President, Information Technology
                         Department of CNA Insurance Companies from January 1995
                         to June 1997.

     Name and Age
 Position with KILICO
   Year of Election      Other Business Experience During Past 5 Years or More
 --------------------    -----------------------------------------------------
James C. Harkensee (42)  Executive Vice President of FKLA, FLA, ZLICA and ZD since
 Executive Vice          June 2000. Senior Vice President of ZKLICONY since April
 President since June    2000 and Director since October 1999. Senior Vice
 2000.                   President of KILICO, FKLA and FLA from January 1996 to
                         June 2000. Senior Vice President of ZLICA and ZD from
                         1995 to June 2000. Director of ZD from April 1993 to
                         March 1997 and since March 1998.
James E. Hohmann (45)    Executive Vice President of FKLA, FLA, ZLICA and ZD since
 Executive Vice          June 2000. Senior Vice President of ZKLICONY since April
 President since June    2000. Senior Vice President of KILICO and FKLA from
 2000.                   December 1995 to June 2000. Chief Actuary of KILICO and
 Director since May      FKLA from December 1995 to January 1999. Senior Vice
 1998.                   President of FLA from January 1996 to June 2000. Chief
                         Actuary of FLA from January 1996 to January 1999. Senior
                         Vice President of ZLICA and ZD from March 1996 to June
                         2000. Chief Actuary of ZLICA and ZD from March 1996 to
                         January 1999. Director of FLA since June 1997. Director
                         of FKLA and ZLICA since May 1998. Director of ZD from
                         March 1996 to March 1997.
Edward K. Loughridge     Executive Vice President of FKLA, FLA, ZLICA and ZD since
 (46)                    June 2000. Corporate Development Officer of FKLA and FLA
 Executive Vice          since January 1996. Corporate Development Officer for
 President since         ZLICA and ZD since March 1996. Senior Vice President and
 June 2000. Corporate    Corporate Development Officer of ZKLICONY since April
 Development Officer     2000. Senior Vice President of KILICO, FKLA and FLA from
 since January 1996.     January 1996 to June 2000. Senior Vice President of ZLICA
                         and ZD from March 1996 to June 2000.
Debra P. Rezabek (45)    Executive Vice President of FKLA, FLA, ZLICA and ZD since
 Executive Vice          June 2000. General Counsel of FKLA and FLA since 1992.
 President since         General Counsel ZLICA and ZD since March 1996. Corporate
 June 2000. General      Secretary of FKLA and FLA since January 1996. Corporate
 Counsel since           Secretary of ZLICA and ZD since March 1996. Director of
 May 1993. Corporate     FKLA and ZLICA since January 2001. Senior Vice President
 Secretary since         of KILICO, FKLA, FLA, ZLICA and ZD from March 1996 to
 January 1996. Director  June 2000. Director of FLA since May 1998. Director of ZD
 since January 2001.     from March 1996 to March 1997. Senior Vice President,
                         General Counsel and Corporate Secretary of ZKLICONY since
                         April 2000. Secretary of IBS and IBSIA since 1993.
                         Secretary of PMGAM, PMGLA, PMG Marketing and PMG
                         Securities since March 2000. Director of Government
                         Affairs of FKLA and FLA from 1992 to April 1997 and of
                         KILICO from 1993 to April 1997. Assistant Secretary of
                         Kemper since January 1996.
Edward L. Robbins (61)   Executive Vice President of FKLA, FLA, ZLICA and ZD since
 Executive Vice          June 2000. Chief Actuary of FKLA, FLA, ZLICA and ZD since
 President since         March 1999. Senior Vice President and Chief Actuary of
 June 2000. Chief        ZKLICONY since April 2000. Senior Vice President of
 Actuary since           KILICO, FKLA, FLA, ZLICA and ZD from March 1999 to June
 March 1999.             2000. Senior Actuary of FKLA, FLA, KILICO, ZLICA and ZD
                         from July 1998 to March 1999. Principal of KPMG Peat
                         Marwick LLP from May 1984 to July 1998.

      Name and Age
  Position with KILICO
    Year of Election      Other Business Experience During Past 5 Years or More
  --------------------    -----------------------------------------------------
Ivor K. H. Tham (38)      Executive Vice President of FKLA, FLA and ZLICA since
 Executive Vice           September 2000 and of ZD since January 2001. Vice
 President since          President of Mass Mutual Financial from 1999 to September
 September 2000.          2000. Assistant Vice President of Times Publishing Ltd.
                          from 1994 to 1999.
George Vlaisavljevich     Executive Vice President of FKLA, FLA, ZLICA and ZD since
 (58)                     June 2000. Senior Vice President of KILICO, FKLA, FLA and
 Executive Vice           ZLICA since October 1996. Senior Vice President of ZD
 President since          since March 1997. Senior Vice President of ZKLICONY since
 June 2000.               April 2000. Director of IBS and IBSIA since October 1996.
                          Director of PMGAM, PMGLA, PMG Marketing and PMG
                          Securities since March 2000. Executive Vice President of
                          The Copeland Companies from April 1983 to September 1996.
Martin D. Feinstein (52)  Chairman of the Board of FKLA, FLA and ZLICA since
 Chairman of the Board    January 2001. Chairman of the Board of Farmers Group,
 since January 2001.      Inc. ("FGI") since November 1997 and President since
                          January 1995. Chief Executive Officer of FGI since
                          January 1995 and Director since February 1995. Member of
                          Group Management Board of Zurich Financial Services since
                          March 1998. Director of Zurich Scudder Investments, Inc.
                          since January 2001. Director of Farmers New World Life.
                          Chief Operating Officer of FGI from January 1995 to
                          January 1997. Director of B.A.T. from January 1997 to
                          September 1998.

                            EXECUTIVE COMPENSATION

                          SUMMARY COMPENSATION TABLE

                                                                  Long Term
                                                                 Compensation
                              Annual Compensation                   Awards
                             ---------------------              --------------
                                                      Other       Long Term
                                                      Annual    Incentive Plan  All Other
Name and Principal                                 Compensation    Payouts     Compensation
Position                Year Salary($) Bonus($)(2)    ($)(3)        ($)(2)        ($)(4)
------------------      ---- --------- ----------- ------------ -------------- ------------
Gale K. Caruso......... 2000 $179,500   $ 91,920     $10,866       $126,720      $14,094
 Chief Executive
  Officer(1)            1999   91,636     93,840      23,088        117,600        4,800

Frederick L. Blackmon.. 2000  109,760     50,715       7,060         51,695       11,637
 Executive Vice
  President and         1999  113,420     62,805      20,545         90,630       13,640
 Chief Financial
  Officer(1)            1998   94,160     63,800         --          78,540        8,977

George Vlaisavljevich.. 2000  260,000    116,500      17,493        126,000       30,750
 Executive Vice
  President(1)          1999  260,000    152,500         --         208,000       30,600
                        1998  260,000    146,000         --         216,600       23,236

James E. Hohmann....... 2000  252,200    119,310      15,105        117,855       29,197
 Executive Vice
  President(1)          1999  237,650    141,620         --         190,120       31,767
                        1998   88,400     71,175         --          79,560        7,823

Edward Robbins......... 2000  110,250     52,185       6,382              0       11,937
 Executive Vice
  President and         1999   90,000        --        4,575            --         4,625
 Chief Actuary(1)       1998   29,538        --          --             --           --

-------
(1) Also served in same positions for FKLA, ZLICA and FLA. An allocation of the time devoted to duties as executive officer of KILICO has been made. All compensation items reported in the Summary Compensation Table reflect this allocation.

(2) Annual bonuses are paid pursuant to annual incentive plans.

(3) The amounts disclosed in this column include:
  (a) The taxable benefit from personal use of an employer-provided automobile and certain estate planning services facilitated for executives.
  (b) Relocation expense reimbursements of $18,574 in 1999 for Ms. Caruso.

(4) The amounts in this column include:
  (a) The amounts of employer contributions allocated to the accounts of the named persons under profit sharing plans or under supplemental plans maintained to provide benefits in excess of applicable ERISA limitations.
  (b) Distributions from the Kemper and FKLA supplemental plans.

            TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION

   The Statement of Additional Information, Table of Contents is: Services to the Separate Account; Performance Information of Subaccounts; State Regulation; Experts; Financial Statements; Report of Independent Public Accountants; Financial Statements of the Separate Account; Appendix A Table of Historical Hypothetical Accumulation Unit Values and Performance Information; and Appendix B State Premium Tax Chart. The Statement of Additional Information should be read in conjunction with this Prospectus.

                             FINANCIAL STATEMENTS

   The financial statements of KILICO that are included in this Prospectus should be considered primarily as bearing on our ability to meet our obligations under the Contracts. The Contracts are not entitled to participate in our earnings, dividends or surplus.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of Kemper Investors Life Insurance Company:

   In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Kemper Investors Life Insurance Company and its subsidiaries (the "Company") at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules listed in the accompanying index present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, Illinois
March 23, 2001

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                       (in thousands, except share data)

                                                       December     December
                                                       31, 2000     31, 1999
                                                      -----------  -----------
Assets
Fixed maturities, available for sale, at fair value
 (amortized cost:
 December 31, 2000, $3,189,719; December 31, 1999,
 $3,397,188)......................................... $ 3,157,169  $ 3,276,017
Equity securities (cost: December 31, 2000, $65,473;
 December 31, 1999, $65,235).........................      63,879       61,592
Short-term investments...............................      15,900       42,391
Joint venture mortgage loans.........................      67,473       67,242
Third-party mortgage loans...........................      63,476       63,875
Other real estate-related investments................       9,468       20,506
Policy loans.........................................     256,226      261,788
Other invested assets................................      21,792       25,621
                                                      -----------  -----------
  Total investments..................................   3,655,383    3,819,032
Cash.................................................      34,101       12,015
Accrued investment income............................     134,585      127,219
Goodwill.............................................     191,163      203,907
Value of business acquired...........................      95,621      119,160
Other intangible assets..............................       4,531          --
Deferred insurance acquisition costs.................     240,801      159,667
Deferred income taxes................................     120,781       93,502
Reinsurance recoverable..............................     310,183      309,696
Receivable on sales of securities....................       8,286        3,500
Other assets and receivables.........................      31,569       29,950
Assets held in separate accounts.....................  11,179,639    9,778,068
                                                      -----------  -----------
  Total assets....................................... $16,006,643  $14,655,716
                                                      ===========  ===========
Liabilities
Future policy benefits............................... $ 3,588,140  $ 3,718,833
Other policyholder benefits and funds payable........     399,585      457,328
Other accounts payable and liabilities...............     109,152       71,482
Liabilities related to separate accounts.............  11,179,639    9,778,068
                                                      -----------  -----------
  Total liabilities..................................  15,276,516   14,025,711
                                                      -----------  -----------
Commitments and contingent liabilities
Stockholder's equity
Capital stock--$10 par value, authorized 300,000
 shares; outstanding 250,000 shares..................       2,500        2,500
Additional paid-in capital...........................     804,347      804,347
Accumulated other comprehensive loss.................     (32,718)    (120,819)
Retained deficit.....................................     (44,002)     (56,023)
                                                      -----------  -----------
  Total stockholder's equity.........................     730,127      630,005
                                                      -----------  -----------
  Total liabilities and stockholder's equity......... $16,006,643  $14,655,716
                                                      ===========  ===========

   See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                 (in thousands)

                                                    Year Ended December 31,
                                                   ----------------------------
                                                     2000      1999      1998
                                                   --------  --------  --------
Revenue
Net investment income............................. $257,470  $264,640  $273,512
Realized investment gains (losses)................   (8,277)   (9,549)   51,868
Premium income....................................    8,394    21,990    22,346
Separate account fees and charges.................   68,293    74,715    61,982
Other income......................................   35,030    11,623    10,031
                                                   --------  --------  --------
  Total revenue...................................  360,910   363,419   419,739
                                                   --------  --------  --------
Benefits and Expenses
Interest credited to policyholders................  152,289   162,243   176,906
Claims incurred and other policyholder benefits...   13,718    18,185    28,029
Taxes, licenses and fees..........................   17,861    30,234    30,292
Commissions.......................................  114,162    67,555    39,046
Operating expenses................................   61,671    45,989    44,575
Deferral of insurance acquisition costs........... (104,608)  (69,814)  (46,565)
Amortization of insurance acquisition costs.......   23,231     5,524    12,082
Amortization of value of business acquired........   19,926    12,955    17,677
Amortization of goodwill..........................   12,744    12,744    12,744
Amortization of other intangible assets...........      368       --        --
                                                   --------  --------  --------
  Total benefits and expenses.....................  311,362   285,615   314,786
                                                   --------  --------  --------
Income before income tax expense..................   49,548    77,804   104,953
Income tax expense................................    1,247    32,864    39,804
                                                   --------  --------  --------
  Net income...................................... $ 48,301  $ 44,940  $ 65,149
                                                   ========  ========  ========

   See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

                                 (in thousands)

                                                    Year Ended December 31,
                                                   ----------------------------
                                                     2000      1999      1998
                                                   --------  ---------  -------
Net income.......................................  $ 48,301  $  44,940  $65,149
                                                   --------  ---------  -------
Other comprehensive income (loss), before tax:
Unrealized holding gains (losses) on investments
 arising during period:
Unrealized holding gains (losses) on investments.    61,487   (180,267)  25,372
Adjustment to value of business acquired.........    (3,400)    12,811   (9,332)
Adjustment to deferred insurance acquisition
 costs...........................................      (230)     5,726   (2,862)
                                                   --------  ---------  -------
  Total unrealized holding gains (losses) on
   investments arising during period.............    57,857   (161,730)  13,178
                                                   --------  ---------  -------
Less reclassification adjustments for items
 included in net income:
Adjustment for (gains) losses included in
 realized investment gains (losses)..............   (24,583)    16,651    6,794
Adjustment for amortization of premium on fixed
 maturities included in net investment income....    (4,538)   (10,533) (17,064)
Adjustment for (gains) losses included in
 amortization of value of business acquired......       214       (454)  (7,378)
Adjustment for (gains) losses included in
 amortization of insurance acquisition costs.....        13      1,892     (463)
                                                   --------  ---------  -------
  Total reclassification adjustments for items
   included in net income........................   (28,894)     7,556  (18,111)
                                                   --------  ---------  -------
Other comprehensive income (loss), before related
 income tax expense (benefit)....................    86,751   (169,286)  31,289
Related income tax expense (benefit).............    (1,350)   (15,492)  10,952
                                                   --------  ---------  -------
  Other comprehensive income (loss), net of tax..    88,101   (153,794)  20,337
                                                   --------  ---------  -------
  Comprehensive income (loss)....................  $136,402  $(108,854) $85,486
                                                   ========  =========  =======

   See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                 (in thousands)

                                                   Year Ended December 31,
                                                 ------------------------------
                                                   2000       1999       1998
                                                 ---------  ---------  --------
Capital stock, beginning and end of period.....  $   2,500  $   2,500  $  2,500
                                                 ---------  ---------  --------
Additional paid-in capital, beginning of
 period........................................    804,347    804,347   806,538
Capital contributions from parent..............        --         --      4,261
Adjustment to prior period capital contribution
 from parent...................................        --         --     (6,452)
                                                 ---------  ---------  --------
  End of period................................    804,347    804,347   804,347
                                                 ---------  ---------  --------
Accumulated other comprehensive income (loss),
 beginning of period...........................   (120,819)    32,975    12,637
Other comprehensive income (loss), net of tax..     88,101   (153,794)   20,338
                                                 ---------  ---------  --------
  End of period................................    (32,718)  (120,819)   32,975
                                                 ---------  ---------  --------
Retained earnings (deficit), beginning of
 period........................................    (56,023)    14,037    43,888
Net income.....................................     48,301     44,940    65,149
Dividends to parent............................    (36,280)  (115,000)  (95,000)
                                                 ---------  ---------  --------
  End of period................................    (44,002)   (56,023)   14,037
                                                 ---------  ---------  --------
    Total stockholder's equity.................  $ 730,127  $ 630,005  $853,859
                                                 =========  =========  ========

   See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                 (in thousands)

                                                Year Ended December 31,
                                           -----------------------------------
                                             2000        1999         1998
                                           ---------  -----------  -----------
Cash flows from operating activities
Net income................................ $  48,301  $    44,940  $    65,149
Reconcilement of net income to net cash
 provided:
  Realized investment (gains) losses......     8,277        9,549      (51,868)
  Net change in trading account
   securities.............................       --       (51,239)      (6,727)
  Interest credited and other charges.....   142,344      158,557      173,958
  Deferred insurance acquisition costs,
   net....................................   (81,377)     (64,290)     (34,483)
  Amortization of value of business
   acquired...............................    19,926       12,955       17,677
  Amortization of goodwill................    12,744       12,744       12,744
  Amortization of discount and premium on
   investments............................     4,538       11,157       17,353
  Amortization of other intangible assets.       368          --           --
  Deferred income taxes...................   (25,930)     (42,952)     (12,469)
  Net change in current federal income
   taxes..................................   (18,593)     (10,594)     (73,162)
  Benefits and premium taxes due related
   to separate account business-owned life
   insurance..............................   (61,476)     149,477      123,884
  Other, net..............................    42,377      (11,901)     (41,477)
                                           ---------  -----------  -----------
    Net cash flow from operating
     activities...........................    91,499      218,403      190,579
                                           ---------  -----------  -----------
Cash flows from investing activities
Cash from investments sold or matured:
  Fixed maturities held to maturity.......   170,465      335,735      491,699
  Fixed maturities sold prior to maturity.   589,933    1,269,290      882,596
  Equity securities.......................     1,271       11,379      107,598
  Mortgage loans, policy loans and other
   invested assets........................    73,177       75,389      180,316
Cost of investments purchased or loans
 originated:
  Fixed maturities........................  (569,652)  (1,455,496)  (1,319,119)
  Equity securities.......................    (1,264)      (8,703)     (83,303)
  Mortgage loans, policy loans and other
   invested assets........................   (47,109)     (43,665)     (66,331)
  Investment in subsidiaries..............    (4,899)         --           --
Short-term investments, net...............    26,491       15,943      177,723
Net change in receivable and payable for
 securities transactions..................    (4,786)         --          (677)
Net change in other assets................    (5,141)      (2,725)         --
                                           ---------  -----------  -----------
    Net cash from investing activities....   228,486      197,147      370,502
                                           ---------  -----------  -----------
Cash flows from financing activities
Policyholder account balances:
  Deposits................................   608,363      383,874      180,124
  Withdrawals.............................  (881,888)    (694,848)    (649,400)
Capital contributions from parent.........       --           --         4,261
Dividends to parent.......................   (36,280)    (115,000)     (95,000)
Other.....................................    11,906        8,953      (11,448)
                                           ---------  -----------  -----------
    Net cash used in financing activities.  (297,899)    (417,021)    (571,463)
                                           ---------  -----------  -----------
    Net increase (decrease) in cash.......    22,086       (1,471)     (10,382)
Cash, beginning of period.................    12,015       13,486       23,868
                                           ---------  -----------  -----------
Cash, end of period....................... $  34,101  $    12,015  $    13,486
                                           =========  ===========  ===========

   See accompanying notes to consolidated financial statements.

            KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) Summary of Significant Accounting Policies

Basis of presentation

   Kemper Investors Life Insurance Company and subsidiaries (the "Company") issues fixed and variable annuity products, variable life, term life and interest-sensitive life insurance products marketed primarily through a network of financial institutions, securities brokerage firms, insurance agents and financial planners. The Company is licensed in the District of Columbia and all states except New York. The Company is a wholly-owned subsidiary of Kemper Corporation ("Kemper"). Kemper is a wholly-owned subsidiary of Zurich Group Holding ("ZGH" or "Zurich"), a Swiss holding company, formerly known as Zurich Financial Services. ZGH is wholly-owned by Zurich Financial Services ("ZFS"), a new Swiss holding company. ZFS was formerly Zurich Allied AG, which was merged with Allied Zurich p.l.c. in October 2000.

   The financial statements include the accounts of the Company on a consolidated basis. All significant intercompany balances and transactions have been eliminated. Certain reclassifications have been made to the 1999 and 1998 consolidated financial statements in order for them to conform to the 2000 presentation. The accompanying consolidated financial statements of the Company as of and for the years ended December 31, 2000, 1999 and 1998, have been prepared in conformity with accounting principles generally accepted in the United States of America.

Estimates

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent assets or liabilities at the date of the financial statements. As a result, actual results reported as revenue and expenses could differ from the estimates reported in the accompanying financial statements. As further discussed in the accompanying notes to the consolidated financial statements, significant estimates and assumptions affect goodwill, deferred insurance acquisition costs, the value of business acquired, provisions for real estate-related losses and reserves, other-than-temporary declines in values for fixed maturities, the valuation allowance for deferred income taxes and the calculation of fair value disclosures for certain financial instruments.

Goodwill and other intangibles

   The Company reviews goodwill and other intangibles ("intangible assets") to determine if events or changes in circumstances may have affected the recoverability of the outstanding intangible assets as of each reporting period. In the event that the Company determines that the intangible assets are not recoverable, it would amortize such amounts as additional amortization expense in the accompanying financial statements. As of December 31, 2000, the Company believes that no such adjustment is necessary.

   The difference between Zurich's cost of acquiring the Company and the net fair value of the assets and liabilities as of January 4, 1996 was recorded as goodwill. Goodwill is amortized on a straight-line basis over a twenty-year period. Other intangible assets of $4.9 million, recorded in 2000 in connection with the purchase of PMG, are being amortized on a straight-line basis over a ten-year period.

Value of business acquired

   The value of business acquired reflects the estimated fair value of the Company's life insurance business in force and represents the portion of the cost to acquire the Company that is allocated to the value of the right to receive future cash flows from insurance contracts existing at the date of acquisition, January 4, 1996. Such value is the present value of the actuarially determined projected cash flows for the acquired policies.

            KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(1) Summary of Significant Accounting Policies (continued)

   The value of the business acquired is amortized over the estimated contract life of the business acquired in relation to the present value of estimated gross profits using current assumptions based on an interest rate equal to the liability or contract rate on the value of business acquired. The estimated amortization and accretion of interest for the value of business acquired for each of the years through December 31, 2005 are as follows:

                                                              Projected
                                                              Accretion
(in thousands)                         Beginning                 of      Ending
Year Ended December 31,                 Balance  Amortization Interest  Balance
-----------------------                --------- ------------ --------- --------
1998 (actual)......................... $143,744    $(26,807)   $9,129   $126,066
1999 (actual).........................  126,066     (20,891)    7,936    113,111
2000 (actual).........................  113,111     (26,805)    6,879     93,185
2001..................................   93,185     (18,664)    5,733     80,254
2002..................................   80,254     (16,249)    4,955     68,960
2003..................................   68,960     (15,765)    4,178     57,373
2004..................................   57,373     (14,646)    3,433     46,160
2005..................................   46,160     (12,868)    2,753     36,045

   The projected ending balance of the value of business acquired will be further adjusted to reflect the impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolio. Such adjustments are not recorded in the Company's net income but rather are recorded as a credit or charge to accumulated other comprehensive income, net of income tax. This adjustment increased the value of business acquired by $2.4 million and $6.0 million as of December 31, 2000 and 1999, respectively. Accumulated other comprehensive income increased by approximately $1.6 million and $3.9 million as of December 31, 2000 and 1999, respectively, due to this adjustment.

Life insurance revenue and expenses

   Revenue for annuities, variable life insurance and interest-sensitive life insurance products consists of investment income, and policy charges such as mortality, expense and surrender charges and expense loads for premium taxes on certain contracts. Expenses consist of benefits and interest credited to contracts, policy maintenance costs and amortization of deferred insurance acquisition costs.

   Premiums for term life policies are reported as earned when due. Profits for such policies are recognized over the duration of the insurance policies by matching benefits and expenses to premium income.

Reinsurance

   In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure to certain blocks of fixed-rate annuities and to individual death claims. The Company generally cedes 100 percent of the related annuity liabilities under the terms of the reinsurance agreements for these certain blocks of fixed-rate annuities. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and obligations to policyholders. As such, these amounts paid or deemed to have been paid are recorded on the Company's consolidated balance sheet as reinsurance recoverables and ceded future policy benefits.

Deferred insurance acquisition costs

   The costs of acquiring new business, principally commission expense and certain policy issuance and underwriting expenses, have been deferred to the extent they are recoverable from estimated future gross profits on the related contracts and policies. The deferred insurance acquisition costs for annuities, separate account business and interest-sensitive life insurance products are being amortized over the estimated contract life in relation to the present value of estimated gross profits. Deferred insurance acquisition costs related to such interest-sensitive products also reflect the estimated impact of unrealized gains or losses on fixed

            KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(1) Summary of Significant Accounting Policies (continued)

maturities held as available for sale in the investment portfolio, through a charge or credit to accumulated other comprehensive income, net of income tax. The deferred insurance acquisition costs for term-life insurance products are being amortized over the premium paying period of the policies.

Future policy benefits

   Liabilities for future policy benefits related to annuities and interest-sensitive life contracts reflect net premiums received plus interest credited during the contract accumulation period and the present value of future payments for contracts that have annuitized. Current interest rates credited during the contract accumulation period range from 3.0 percent to 10.0 percent. Future minimum guaranteed interest rates vary from 3.0 percent to 4.0 percent. For contracts that have annuitized, interest rates used in determining the present value of future payments range principally from 2.5 percent to 12.0 percent.

   Liabilities for future term life policy benefits have been computed principally by a net level premium method. Anticipated rates of mortality are based on the 1975-1980 Select and Ultimate Table modified by Company experience, including withdrawals. Assumed investment yields are by policy duration and range from 7.3 percent to 6.0 percent over 20 years.

Guaranty fund assessments

   The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during the years 2000 and prior. The Company's financial statements include provisions for all known assessments that are expected to be levied against the Company as well as an estimate of amounts (net of estimated future premium tax recoveries) that the Company believes it will be assessed in the future for which the life insurance industry has estimated the cost to cover losses to policyholders.

Invested assets and related income

   Investments in fixed maturities and equity securities are carried at fair value. Short-term investments are carried at cost, which approximates fair value.

   The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed and asset-backed securities, over the estimated life of the security. Such amortization is included in net investment income. Amortization of the discount or premium from mortgage-backed and asset-backed securities is recognized using a level effective yield method which considers the estimated timing and amount of prepayments of the underlying loans and is adjusted to reflect differences which arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of such securities change as a result of changes in prepayment rates, the adjustment is also included in net investment income. The Company does not accrue interest income on fixed maturities deemed to be impaired on an other-than-temporary basis, or on mortgage loans and other real estate loans where the likelihood of collection of interest is doubtful.

   Mortgage loans are carried at their unpaid balance, net of unamortized discount and any applicable reserves or write-downs. Other real estate-related investments, net of any applicable reserves and write-downs, include notes receivable from real estate ventures and investments in real estate ventures, adjusted for the equity in the operating income or loss of such ventures. Real estate reserves are established when declines in collateral values, estimated in light of current economic conditions, indicate a likelihood of loss.

   Investments in policy loans and other invested assets, consisting primarily of venture capital investments and a leveraged lease, are carried primarily at cost.

   Realized gains or losses on sales of investments, determined on the basis of identifiable cost on the disposition of the respective investment, recognition of other-than-temporary declines in value and changes in real estate-related reserves and write-downs are included in revenue. Net unrealized gains or losses on revaluation of investments are credited or charged to accumulated other comprehensive income (loss). Such unrealized gains are recorded net of deferred income tax expense, while unrealized losses are not tax benefited.

            KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(1) Summary of Significant Accounting Policies (continued)

Derivative instruments

   In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard 133, ("SFAS 133") Accounting for Derivative Instruments and Hedging Activities. Statement of Financial Accounting Standard 137, Deferral of the Effective Date of FASB Statement No. 133 delayed implementation of SFAS 133 until fiscal years beginning January 1, 2001. Statement of Financial Accounting Standard 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities--an amendment of FASB Statement No. 133, ("SFAS 138"), further clarified the accounting treatment of certain derivative instruments. The Company has adopted SFAS 133 and SFAS 138 in the fourth quarter of 2000. Up until the fourth quarter of 2000, the Company held no derivative investments.

   In the fourth quarter of 2000, the Company entered into an interest rate swap with Zurich Capital Markets, Inc. ("ZCM"), an affiliated counterparty, to alter interest rate exposures arising from mismatches between assets and liabilities. Under the interest rate swap, an agreement was reached with another party to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. No cash was exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is made by the counterparty at each due date.

   Exposure exists to credit-related losses in the event of nonperformance by the counterparty to the financial instrument, but the Company does not expect the counterparty to fail to meet its obligations given their high credit ratings. The credit exposure of the interest rate swap is represented by the fair value (market value) of the contract. At December 31, 2000, an open swap agreement with a notional value of $100.0 million and an expiration date of November 2004, had a negative market value of $271,409.

Separate account business

   The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable annuity and variable life insurance contracts for the exclusive benefit of variable annuity and variable life insurance contract holders. The Company receives administrative fees from the separate account and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate accounts are carried at fair value.

Income tax

   The Company files a separate Federal income tax return. Deferred taxes are provided on the temporary differences between the tax and financial statement basis of assets and liabilities.

(2) Cash Flow Information

   The Company defines cash as cash in banks and money market accounts. The Company paid federal income taxes of $43.9 million, $83.8 million and $126.0 million directly to the United States Treasury Department during 2000, 1999 and 1998, respectively.

            KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(3) Invested Assets and Related Income

   The Company is carrying its fixed maturity investment portfolio at estimated fair value as fixed maturities are considered available for sale. The carrying value of fixed maturities compared with amortized cost, adjusted for other-than-temporary declines in value, were as follows:

                                                                 Estimated
                                                                Unrealized
                                        Carrying  Amortized  -----------------
                                         Value       Cost     Gains   Losses
                                       ---------- ---------- ------- ---------
(in thousands)
December 31, 2000
U.S. treasury securities and
 obligations of U.S. government
 agencies and authorities............. $   11,823 $   11,777 $    69 $     (24)
Obligations of states and political
 subdivisions, special revenue and
 nonguaranteed........................     24,022     24,207     --       (186)
Debt securities issued by foreign
 governments..........................     21,811     21,893      90      (171)
Corporate securities..................  2,060,678  2,093,916  12,634   (45,871)
Mortgage and asset-backed securities..  1,038,835  1,037,926   7,495    (6,586)
                                       ---------- ---------- ------- ---------
  Total fixed maturities.............. $3,157,169 $3,189,719 $20,288 $ (52,838)
                                       ========== ========== ======= =========
December 31, 1999
U.S. treasury securities and
 obligations of U.S. government
 agencies and authorities............. $    6,516 $    6,631 $   --  $    (115)
Obligations of states and political
 subdivisions, special revenue and
 nonguaranteed........................     21,656     22,107     --       (451)
Debt securities issued by foreign
 governments..........................     23,890     24,749     380    (1,239)
Corporate securities..................  2,063,054  2,147,606   2,750   (87,302)
Mortgage and asset-backed securities..  1,160,901  1,196,095     450   (35,644)
                                       ---------- ---------- ------- ---------
  Total fixed maturities.............. $3,276,017 $3,397,188 $ 3,580 $(124,751)
                                       ========== ========== ======= =========

The carrying value and amortized cost of fixed maturity investments, by contractual maturity at December 31, 2000, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties and because mortgage-backed and asset-backed securities provide for periodic payments throughout their life.

                                                           Carrying  Amortized
                                                            Value       Cost
                                                          ---------- ----------
(in thousands)
One year or less......................................... $   83,099 $   86,709
Over one year through five years.........................    868,898    879,011
Over five years through ten years........................    881,703    891,370
Over ten years...........................................    284,634    294,703
Securities not due at a single maturity date, primarily
 mortgage and asset-backed securities(1).................  1,038,835  1,037,926
                                                          ---------- ----------
  Total fixed maturities................................. $3,157,169 $3,189,719
                                                          ========== ==========

---------
(1) Weighted average maturity of 4.4 years.

   Proceeds from sales of investments in fixed maturities prior to maturity were $589.9 million, $1,269.3 million and $882.6 million during 2000, 1999 and 1998, respectively. Gross gains of $8.6 million, $7.9 million and $10.1 million and gross losses, including write-downs of fixed maturities for other-than-temporary declines in value, of $20.8 million, $17.7 million and $8.0 million were realized on sales in 2000, 1999 and 1998, respectively. Pre-tax write-downs due to other-than-temporary declines in value amounted to $11.4 million, $0.1 million and $4.4 million for the years ended December 31, 2000, 1999 and 1998, respectively.

   At December 31, 2000, the Company held a $100.0 million investment in ZSLM Trust, issued by an affiliate, which exceeded 10 percent of the Company's stockholder's equity at December 31, 2000. Excluding

            KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(3) Invested Assets and Related Income (continued)

agencies of the U.S. government, no other individual investment exceeded 10 percent of the Company's stockholder's equity at December 31, 2000.

   At December 31, 2000, securities carried at approximately $6.3 million were on deposit with governmental agencies as required by law.

   Upon default or indication of potential default by an issuer of fixed maturity securities, the issue(s) of such issuer would be placed on nonaccrual status and, since declines in fair value would no longer be considered by the Company to be temporary, would be analyzed for possible write-down. Any such issue would be written down to its net realizable value during the fiscal quarter in which the impairment was determined to have become other than temporary. Thereafter, each issue on nonaccrual status is regularly reviewed, and additional write-downs may be taken in light of later developments.

   The Company's computation of net realizable value involves judgments and estimates, so such value should be used with care. Such value determination considers such factors as the existence and value of any collateral security; the capital structure of the issuer; the level of actual and expected market interest rates; where the issue ranks in comparison with other debt of the issuer; the economic and competitive environment of the issuer and its business; the Company's view on the likelihood of success of any proposed issuer restructuring plan; and the timing, type and amount of any restructured securities that the Company anticipates it will receive.

   The Company's $140.4 million real estate portfolio at December 31, 2000 consists of joint venture and third-party mortgage loans and other real estate-related investments. At December 31, 2000 and 1999, total impaired real estate-related loans were as follows:

                                                       December 31, December 31,
                                                           2000         1999
                                                       ------------ ------------
(in millions)
Impaired loans without reserves--gross................    $ 62.6       $ 74.9
Impaired loans with reserves--gross...................      23.7         23.4
                                                          ------       ------
    Total gross impaired loans........................      86.3         98.3
Reserves related to impaired loans....................     (18.5)       (18.5)
Write-downs related to impaired loans.................      (3.5)        (3.5)
                                                          ------       ------
    Net impaired loans................................    $ 64.3       $ 76.3
                                                          ======       ======

   Impaired loans without reserves include loans in which the deficit in equity investments in real estate-related investments is considered in determining reserves and write-downs. The Company had an average balance of $90.2 million and $100.0 million in impaired loans for 2000 and 1999, respectively. Cash payments received on impaired loans are generally applied to reduce the outstanding loan balance.

            KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(3) Invested Assets and Related Income (continued)

   At December 31, 2000 and 1999, loans on nonaccrual status, before reserves and write-downs, amounted to $86.3 million and $98.3 million, respectively. The Company's nonaccrual loans are generally included in impaired loans.
Net Investment Income

   The sources of net investment income were as follows:

                                                    2000      1999      1998
                                                  --------  --------  --------
(in thousands)
Interest on fixed maturities..................... $223,964  $231,176  $232,707
Dividends on equity securities...................    4,573     4,618     2,143
Income from short-term investments...............    3,433     3,568     5,391
Income from mortgage loans.......................    6,091     6,296    14,964
Income from policy loans.........................   20,088    20,131    21,096
Income from other real estate-related
 investments.....................................       99       155       352
Income from other loans and investments..........    2,455     2,033     2,223
                                                  --------  --------  --------
    Total investment income...................... $260,703  $267,977  $278,876
Investment expense...............................   (3,233)   (3,337)   (5,364)
                                                  --------  --------  --------
    Net investment income........................ $257,470  $264,640  $273,512
                                                  ========  ========  ========

Net Realized Investment Gains (Losses)

   Net realized investment gains (losses) for the years ended December 31, 2000, 1999 and 1998, were as follows:

                                                      2000     1999     1998
                                                     -------  -------  -------
(in thousands)
Real estate-related................................. $ 1,711  $ 4,201  $41,362
Fixed maturities.................................... (12,185)  (9,755)   2,158
Trading account securities--gross gains.............     --       491    3,254
Trading account securities--gross losses............     --    (7,794)    (417)
Trading account securities--holding losses..........     --       --      (151)
Equity securities...................................     245    1,039    5,496
Other...............................................   1,952    2,269      166
                                                     -------  -------  -------
    Realized investment gains (losses) before income
     tax expense (benefit).......................... $(8,277) $(9,549) $51,868
Income tax expense (benefit)........................  (2,897)  (3,342)  18,154
                                                     -------  -------  -------
    Net realized investment gains (losses).......... $(5,380) $(6,207) $33,714
                                                     =======  =======  =======

   Unrealized gains (losses) are computed below as follows: fixed maturities-- the difference between fair value and amortized cost, adjusted for other-than-temporary declines in value; equity and other securities--the difference between fair value and cost. The change in net unrealized investment gains (losses) by class of investment for the years ended December 31, 2000, 1999 and 1998 were as follows:

                                         December 31, December 31, December 31,
                                             2000         1999         1998
                                         ------------ ------------ ------------
(in thousands)
Fixed maturities........................   $89,421     $(182,456)    $36,717
Equity and other securities.............     1,187        (3,929)     (1,075)
Adjustment to deferred insurance
 acquisition costs......................      (243)        3,834      (2,399)
Adjustment to value of business
 acquired...............................    (3,614)       13,265      (1,954)
                                           -------     ---------     -------
  Unrealized gain (loss) before income
   tax expense (benefit)................    86,751      (169,286)     31,289
Income tax expense (benefit)............    (1,350)      (15,492)     10,952
                                           -------     ---------     -------
    Net unrealized gain (loss) on
     investments........................   $88,101     $(153,794)    $20,337
                                           =======     =========     =======

            KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(4) Unconsolidated Investees

   At December 31, 2000 and 1999 the Company, along with other Kemper subsidiaries, directly held partnership interests in a number of real estate joint ventures. The Company's direct and indirect real estate joint venture investments are accounted for utilizing the equity method, with the Company recording its share of the operating results of the respective partnerships. The Company, as an equity owner, has the ability to fund, and historically has elected to fund, operating requirements of certain of the joint ventures. Consolidation accounting methods are not utilized as the Company, in most instances, does not own more than 50 percent in the aggregate, and in any event, major decisions of the partnership must be made jointly by all partners.

   As of December 31, 2000 and 1999, the Company's net equity investment in unconsolidated investees amounted to $1.0 million and $0.9 million, respectively. The Company's share of net income related to such unconsolidated investees amounted to $99 thousand, $155 thousand and $241 thousand in 2000, 1999 and 1998, respectively.

(5) Concentration of Credit Risk

   The Company generally strives to maintain a diversified invested asset portfolio; however, certain concentrations of credit risk exist in mortgage and asset-backed securities and real estate.

   Approximately 18.9 percent of the Company's investment-grade fixed maturities at December 31, 2000 were mortgage-backed securities, down from
20.0 percent at December 31, 1999, due to sales and paydowns during 2000. These investments consist primarily of marketable mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. The Company has not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. The Company's mortgage-backed investments are generally AAA credit quality.

   Approximately 15.1 percent and 16.8 percent of the Company's investment-grade fixed maturities at December 31, 2000 and 1999, respectively, consisted of corporate asset-backed securities. The majority of the Company's investments in asset-backed securities were backed by commercial mortgage-backed securities (26.8%), home equity loans (26.3%), manufactured housing loans (11.3%), collateralized loan and bond obligations (11.2%), and other commercial assets (8.9%).

   The Company's real estate portfolio is distributed by geographic location and property type. The geographic distribution of a majority of the real estate portfolio as of December 31, 2000 was as follows: California (40.4%), Washington (11.9%), Colorado (10.8%) and Illinois (8.4%). The property type distribution of a majority of the real estate portfolio as of December 31, 2000 was as follows: land (39.6%), hotels (39.5%) and office (9.9%).

   To maximize the value of certain land and other projects, additional development has been proceeding or has been planned. Such development of existing projects would continue to require funding, either from the Company or third parties. In the present real estate markets, third-party financing can require credit enhancing arrangements (e.g., standby financing arrangements and loan commitments) from the Company. The values of development projects are dependent on a number of factors, including Kemper's and the Company's plans with respect thereto, obtaining necessary construction and zoning permits and market demand for the permitted use of the property. There can be no assurance that such permits will be obtained as planned or at all, nor that such expenditures will occur as scheduled, nor that Kemper's and the Company's plans with respect to such projects may not change substantially.

   Slightly more than half of the Company's real estate mortgage loans are on properties or projects where the Company, Kemper, or their affiliates have taken ownership positions in joint ventures with a small number of partners.

   At December 31, 2000, loans to and investments in joint ventures in which Patrick M. Nesbitt or his affiliates ("Nesbitt"), a third-party real estate developer, have ownership interests constituted approximately

            KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(5) Concentration of Credit Risk (continued)

$63.5 million, or 45.2 percent, of the Company's real estate portfolio. The Nesbitt ventures consist of nine hotel properties, one office building and one retail property. At December 31, 2000, the Company did not have any Nesbitt-related off-balance-sheet legal funding commitments outstanding.

   At December 31, 2000, loans to a master limited partnership (the "MLP") between subsidiaries of Kemper and subsidiaries of Lumbermens Mutual Casualty Company ("Lumbermens"), a former affiliate, constituted approximately $55.7 million, or 39.7 percent, of the Company's real estate portfolio. Kemper's interest in the MLP is 75.0 percent at December 31, 2000. Loans to the MLP were placed on non-accrual status at the beginning of 1999 due to management's desire not to increase book value of the MLP over net realizable value, as interest on these loans has historically been added to principal. At December 31, 2000, MLP-related commitments accounted for approximately $0.1 million of the Company's off-balance-sheet legal commitments.

   The remaining significant real estate-related investments amounted to $8.5 million at December 31, 2000 and consisted of various zoned and unzoned residential and commercial lots located in Hawaii. Due to certain negative zoning restriction developments in January 1997 and a continuing economic slump in Hawaii, these real estate-related investments were placed on nonaccrual status. As of March 12, 2001, all zoned properties have been sold. We are currently pursuing the zoning of all remaining unzoned properties. However, due to the state of Hawaii's economy, which has lagged behind the economic expansion of most of the rest of the United States, the Company anticipates that it could be several additional years until it completely disposes of all of its investments in Hawaii. At December 31, 2000, off-balance sheet legal commitments related to Hawaiian properties totaled $4.0 million.

   At December 31, 2000, the Company no longer had any outstanding loans or investments in projects with the Prime Group, Inc. or its affiliates, as all such investments have been sold. However, the Company continues to have Prime Group-related commitments, which accounted for $25.7 million of the Company's off-balance-sheet legal commitments at December 31, 2000.

(6) Income Taxes

   Income tax expense (benefit) was as follows for the years ended December 31, 2000, 1999 and 1998:

                                                     2000      1999      1998
                                                   --------  --------  --------
(in thousands)
Current........................................... $ 28,274  $ 75,816  $ 52,273
Deferred..........................................  (27,027)  (42,952)  (12,469)
                                                   --------  --------  --------
    Total......................................... $  1,247  $ 32,864  $ 39,804
                                                   ========  ========  ========

   Additionally, the deferred income tax (benefit) expense related to items included in other comprehensive income was as follows for the years ended
December 31, 2000, 1999 and 1998:

                                                     2000      1999      1998
                                                   --------  --------  --------
(in thousands)
Unrealized gains and losses on investments........ $    --   $(21,477) $ 12,476
Value of business acquired........................   (1,265)    4,643      (684)
Deferred insurance acquisition costs..............      (85)    1,342      (840)
                                                   --------  --------  --------
    Total......................................... $ (1,350) $(15,492) $ 10,952
                                                   ========  ========  ========

            KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(6) Income Taxes (continued)

   The actual income tax expense for 2000, 1999 and 1998 differed from the "expected" tax expense for those years as displayed below. "Expected" tax expense was computed by applying the U.S. federal corporate tax rate of 35 percent in 2000, 1999, and 1998 to income before income tax expense.

                                                     2000     1999     1998
                                                    -------  -------  -------
(in thousands)
Computed expected tax expense...................... $17,342  $27,232  $36,734
Difference between "expected" and actual tax
 expense:
  State taxes......................................     737    1,608     (434)
  Amortization of goodwill and other intangibles...   4,589    4,460    4,460
  Dividend received deduction......................  (1,191)     --      (540)
  Foreign tax credit...............................    (214)    (306)    (250)
  Change in valuation allowance.................... (15,201)     --       --
  Recapture of affiliated reinsurance..............  (4,599)     --       --
  Other, net.......................................    (216)    (130)    (166)
                                                    -------  -------  -------
    Total actual tax expense....................... $ 1,247  $32,864  $39,804
                                                    =======  =======  =======

   Deferred tax assets and liabilities are generally determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

   The $4.6 million tax benefit in 2000 is due to the deferred tax effect related to the deemed dividend distribution. (See the note captioned "Summary of Significant Accounting Policies--Reinsurance.") This deferred tax benefit was recognized in the tax provision under current accounting guidance relating to the recognition of deferred taxes.

   The Company only records deferred tax assets if future realization of the tax benefit is more likely than not. The Company has established a valuation allowance to reduce the deferred federal tax asset related to real estate and unrealized losses on investments to a realizable amount. This amount is based on the evidence available and management's judgment. The valuation allowance is subject to future adjustments based upon, among other items, the Company's estimates of future operating earnings and capital gains. The decrease in the valuation allowance in 2000 is related to the ultimate realization of losses on real estate assets disposed of before December 31, 1995, as well as a change in the amount of unrealized losses on investments.

            KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(6) Income Taxes (continued)

   The tax effects of temporary differences that give rise to significant portions of the Company's net deferred federal tax assets or liabilities were as follows:

                                         December 31, December 31, December 31,
                                             2000         1999         1998
                                         ------------ ------------ ------------
(in thousands)
Deferred federal tax assets:
  Deferred insurance acquisition costs
   ("DAC Tax")..........................   $131,591     $121,723     $ 86,332
  Unrealized losses on investments......     12,045       43,758          --
  Life policy reserves..................     67,260       43,931       27,240
  Unearned revenue......................     58,200       59,349       42,598
  Real estate-related...................      6,515        7,103       13,944
  Other investment-related..............      5,330          928        5,770
  Other.................................      4,329        3,133        4,923
                                           --------     --------     --------
    Total deferred federal tax assets...    285,270      279,925      180,807
  Valuation allowance...................    (12,045)     (58,959)     (15,201)
                                           --------     --------     --------
    Total deferred federal tax assets
     after valuation allowance..........    273,225      220,966      165,606
                                           --------     --------     --------
Deferred federal tax liabilities:
  Value of business acquired............     33,467       55,884       41,598
  Deferred insurance acquisition costs..     84,280       41,706       32,040
  Depreciation and amortization.........     21,799       19,957       19,111
  Other investment-related..............      7,973        7,670       14,337
  Unrealized gains on investments.......        --           --        21,477
  Other.................................      4,925        2,247        1,984
                                           --------     --------     --------
    Total deferred federal tax
     liabilities........................    152,444      127,464      130,547
                                           --------     --------     --------
Net deferred federal tax assets.........   $120,781     $ 93,502     $ 35,059
                                           ========     ========     ========

   The net deferred tax assets relate primarily to unearned revenue and the DAC Tax associated with a non-registered individual and group variable business-owned life insurance contract ("BOLI"). Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income over the ten year amortization period of the unearned revenue and DAC Tax to realize such deferred tax assets.

   The tax returns through the year 1993 have been examined by the Internal Revenue Service ("IRS"). Changes proposed are not material to the Company's financial position. The tax returns for the years 1994 through 1996 are currently under examination by the IRS.

(7) Related-Party Transactions

   The Company paid cash dividends of $20.0 million, $115.0 million and $95.0 million to Kemper during 2000, 1999 and 1998, respectively. The Company received capital contributions from Kemper of $4.3 million during 1998.

   The Company has loans to joint ventures, consisting primarily of mortgage loans on real estate, in which the Company and/or one of its affiliates has an ownership interest. At December 31, 2000 and 1999, joint venture mortgage loans totaled $67.5 million and $67.2 million, respectively, and during 2000, 1999 and 1998, the Company earned interest income on these joint venture loans of $0.8 million, $0.6 million and $6.8 million, respectively.

   All of the Company's personnel are employees of Federal Kemper Life Assurance Company ("FKLA"), an affiliated company. Expenses are allocated to the Company for the utilization of FKLA employees and facilities and the investment management services of Zurich Scudder Investments, Inc. ("ZSI"), (formerly Scudder Kemper Investments, Inc.), an affiliated company. The Company paid to ZSI investment management fees of $1.6 million, $1.8 million and $3.1 million during 2000, 1999 and 1998, respectively. In addition, expenses

            KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(7) Related-Party Transactions (continued)

allocated to the Company from FKLA during 2000, 1999 and 1998 amounted to $23.3 million, $18.3 million and $15.3 million, respectively. The Company also paid to Kemper real estate subsidiaries fees of $0.6 million, $1.0 million and $1.5 million in 2000, 1999 and 1998, respectively, related to the management of the Company's real estate portfolio.

   In 2000, the Company purchased PMG Securities Corporation, PMG Asset Management, Inc., PMG Marketing, Inc., and PMG Life Agency, Inc. (collectively "PMG"), for $5.5 million. The Company owns 100% of the stock of PMG. Also in 2000, the Company transferred $63.3 million in fixed maturities and cash to fund the operations of its newly formed subsidiary, Zurich Kemper Life Insurance Company of New York ("ZKLICONY"). ZKLICONY received its insurance license from the state of New York in January 2001 and expects to begin writing business in the second quarter of 2001.

   At December 31, 2000, the Company held a $100.0 million investment in ZSLM Trust, issued by an affiliate.

   As previously discussed, the Company entered into an interest rate swap in 2000 with ZCM, an affiliated counterparty. (See the note captioned "Summary of Significant Accounting Policies--Derivative instruments" above.)

(8) Reinsurance

   As of December 31, 2000 and 1999, the reinsurance recoverable related to fixed-rate annuity liabilities ceded to an affiliate, Fidelity Life Association ("FLA"), a Mutual Legal Reserve Company, amounted to $262.1 million and $309.7 million, respectively.

   The Company cedes 90 percent of all new direct life insurance premiums to outside reinsurers. Life reserves ceded to outside reinsurers on the Company's direct business amounted to approximately $2.0 million and $595 thousand as of December 31, 2000 and 1999, respectively.

   The Company is party to a funds withheld reinsurance agreement with a Zurich affiliated company, Zurich Insurance Company, Bermuda Branch ("ZICBB"). Under the original terms of this agreement, the Company ceded, on a yearly renewable term basis, 90 percent of the net amount at risk (death benefit payable to the insured less the insured's separate account cash surrender value) related to BOLI, which is held in the Company's separate accounts. As consideration for this reinsurance coverage, the Company cedes separate account fees (cost of insurance charges) to ZICBB and retains a portion of such funds under the terms of the reinsurance agreement in a funds withheld account which is included as a component of benefits and funds payable in the accompanying consolidated balance sheets. During 1998, the Company modified the reinsurance agreement to increase the reinsurance from 90 percent to 100 percent.

   In the fourth quarter of 2000, the yearly renewable term reinsurance agreement between the Company and FKLA was terminated. Premiums and reserves were both reduced by $7.7 million. A difference in the basis of the reserves between GAAP and statutory accounting resulted in a deemed dividend distribution to Kemper of $16.3 million.

   Also in the fourth quarter of 2000, the Company assumed from FKLA $100.0 million in premiums related to a Funding Agreement. Funding Agreements are insurance contracts similar to structured settlements, immediate annuities and guaranteed investment contracts ("GICs"). The contracts qualify as insurance under state laws and are sold as non-surrenderable immediate annuities to a trust established by a securities firm. The securities firm sold interests in the trust to institutional investors. This Funding Agreement has a variable rate of interest based upon LIBOR, is an obligation of the Company's general account and is recorded as a future policy benefit. As previously discussed, the Company entered into an interest rate swap in 2000 to exchange the floating-rate interest payments for fixed interest payments.

            KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(8) Reinsurance (continued)

   The following table contains amounts related to the BOLI funds withheld reinsurance agreement (in millions):

Business Owned Life Insurance (BOLI)

(in millions)

                                                   Year Ended December 31,
                                                  ----------------------------
                                                    2000      1999      1998
                                                  --------  --------  --------
Face amount in force............................. $ 85,358  $ 82,021  $ 66,186
                                                  ========  ========  ========
Net amount at risk ceded......................... $(78,169) $(75,979) $(62,160)
                                                  ========  ========  ========
Cost of insurance charges ceded.................. $  173.8  $  166.4  $  175.5
                                                  ========  ========  ========
Funds withheld account........................... $  228.8  $  263.4  $  170.9
                                                  ========  ========  ========

   The Company has a funds withheld account ("FWA") supporting reserve credits on reinsurance ceded on the BOLI product. Amendments to the reinsurance contracts during 1998 changed the methodology used to determine increases to the FWA. A substantial portion of the FWA was marked-to-market based predominantly upon the total return of the Government Bond Division of the KILICO Variable Series I Separate Account. During 1998, the Company recorded a $2.5 million increase to the FWA related to this mark-to-market. In November 1998, to properly match revenue and expenses, the Company had also placed assets supporting the FWA in a segmented portion of its General Account. This portfolio was classified as "trading" under Statement of Financial Accounting Standards No. 115 ("FAS 115") at December 31, 1998 and through November 30, 1999. FAS 115 mandates that assets held in a trading account be valued at fair value, with changes in fair value flowing through the income statement as realized capital gains and losses. During 1998, the Company recorded a realized capital gain of $2.8 million upon transfer of these assets from "available for sale" to the trading portfolio as required by FAS 115. In addition, the Company recorded realized capital losses of $7.3 million and $0.2 million related to the changes in fair value of this portfolio during 1999 and 1998, respectively.

   Due to a change in the reinsurance strategy related to the BOLI product, effective December 1, 1999, the Company no longer marked-to-market a portion of the FWA liability and therefore no longer designated the related portion of assets as "trading". As a result, changes in fair value to the FWA and the assets supporting the FWA no longer flow through the Company's operating results.

(9) Postretirement Benefits Other Than Pensions

   FKLA sponsors a health and welfare benefit plan that provides insurance benefits covering substantially all eligible, active and retired employees of FKLA and their covered dependents and beneficiaries. The Company is allocated a portion of the costs of providing such benefits. The Company is self insured with respect to medical benefits, and the plan is not funded except with respect to certain disability-related medical claims. The medical plan provides for medical insurance benefits at retirement, with eligibility based upon age and the participant's number of years of participation attained at retirement. The plan is contributory for pre-Medicare retirees, and will be contributory for all retiree coverage for most current employees, with contributions generally adjusted annually. Postretirement life insurance benefits are noncontributory and are limited to $10,000 per participant.

   The allocated accumulated postretirement benefit obligation accrued by the Company amounted to $1.3 million and $1.2 million at December 31, 2000 and 1999, respectively.

   The discount rate used in determining the allocated postretirement benefit obligation was 7.5 percent and 8.0 percent for 2000 and 1999, respectively. The assumed health care trend rate used was based on projected experience for 2000, 6.8 percent for 2001, gradually declining to 5.3 percent by the year 2005 and gradually declining thereafter.

            KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(9) Postretirement Benefits Other Than Pensions (continued)

   A one percentage point increase in the assumed health care cost trend rate for each year would increase the accumulated postretirement benefit obligation as of December 31, 2000 and 1999 by $78 thousand and $190 thousand, respectively.

(10) Commitments and Contingent Liabilities

   The Company is involved in various legal actions for which it establishes liabilities where appropriate. In the opinion of the Company's management, based upon the advice of legal counsel, the resolution of such litigation is not expected to have a material adverse effect on the consolidated financial statements.

   Although neither the Company nor its joint venture projects have been identified as a "potentially responsible party" under Federal environmental guidelines, inherent in the ownership of, or lending to, real estate projects is the possibility that environmental pollution conditions may exist on or near or relate to properties owned or previously owned or on properties securing loans. Where the Company has presently identified remediation costs, they have been taken into account in determining the cash flows and resulting valuations of the related real estate assets. Based on the Company's receipt and review of environmental reports on most of the projects in which it is involved, the Company believes its environmental exposure would be immaterial to its consolidated results of operations. However, the Company may be required in the future to take actions to remedy environmental exposures, and there can be no assurance that material environmental exposures will not develop or be identified in the future. The amount of future environmental costs is impossible to estimate due to, among other factors, the unknown magnitude of possible exposures, the unknown timing and extent of corrective actions that may be required, the determination of the Company's liability in proportion to others and the extent such costs may be covered by insurance or various environmental indemnification agreements.

(11) Financial Instruments--Off-Balance-Sheet Risk

   At December 31, 2000, the Company had future legal loan commitments and stand-by financing agreements totaling $29.8 million to support the financing needs of various real estate investments. To the extent these arrangements are called upon, amounts loaned would be collateralized by assets of the joint ventures, including first mortgage liens on the real estate. The Company's criteria in making these arrangements are the same as for its mortgage loans and other real estate investments. These commitments are included in the Company's analysis of real estate-related reserves and write-downs. The fair values of loan commitments and standby financing agreements are estimated in conjunction with and using the same methodology as the fair value estimates of mortgage loans and other real estate-related investments.

(12) Fair Value of Financial Instruments

   Fair value estimates are made at specific points in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. A significant portion of the Company's financial instruments are carried at fair value. Fair value estimates for financial instruments not carried at fair value are generally determined using discounted cash flow models and assumptions that are based on judgments regarding current and future economic conditions and the risk characteristics of the investments. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care.

   Fair value estimates are determined for existing on- and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and certain liabilities that are not considered financial instruments. Accordingly, the aggregate fair value estimates presented do not represent the underlying value of the Company. For example, the Company's subsidiaries are not considered financial instruments, and their value has not been incorporated into the fair value estimates. In addition, tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in any of the estimates.

            KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(12) Fair Value of Financial Instruments (continued)

   The following methods and assumptions were used by the Company in estimating the fair value of its financial instruments:

   Fixed maturities and equity securities: Fair values were determined by using market quotations, or independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics, or fair value as determined in good faith by the Company's portfolio manager, ZSI.

   Cash and short-term investments: The carrying amounts reported in the consolidated balance sheets for these instruments approximate fair values.

   Policy loans: The carrying value of policy loans approximates the fair value as the Company adjusts the rates to remain competitive.

   Mortgage loans and other real estate-related investments: Fair values were estimated based upon the investments observable market price, net of estimated costs to sell. The estimates of fair value should be used with care given the inherent difficulty in estimating the fair value of real estate due to the lack of a liquid quotable market. Mortgage loans and other real estate-related investments are stated at their aggregate unpaid balances, less a valuation allowance of $18.6 million and $19.9 million in 2000 and 1999, respectively. The real estate portfolio is monitored closely and reserves are adjusted to reflect market conditions. This results in a carrying value that approximates fair value at December 31, 2000 and 1999.

   Other loans and investments: The carrying amounts reported in the consolidated balance sheets for these instruments approximate fair values. The fair values of policy loans were estimated by discounting the expected future cash flows using an interest rate charged on policy loans for similar policies currently being issued.

   Life policy benefits: For deposit liabilities with defined maturities, the fair value was based on the discounted value of future cash flows. The discount rate was based on the rate that would be offered for similar deposits at the reporting date. For all other deposit liabilities, primarily deferred annuities and universal life contracts, the fair value was based on the amount payable on demand at the reporting date.

   The carrying values and estimated fair values of the Company's financial instruments at December 31, 2000 and 1999 were as follows:

                                      December 31, 2000     December 31, 1999
                                    --------------------- ---------------------
                                     Carrying              Carrying
                                      Value    Fair Value   Value    Fair Value
                                    ---------- ---------- ---------- ----------
(in thousands)
Financial instruments recorded as
 assets:
  Fixed maturities................. $3,157,169 $3,157,169 $3,276,017 $3,276,017
  Cash and short-term investments..     50,001     50,001     54,406     54,406
  Mortgage loans and other real
   estate-related assets...........    140,417    140,417    151,623    151,623
  Policy loans.....................    256,226    256,226    261,788    261,788
  Equity securities................     63,879     63,879     61,592     61,592
  Other invested assets............     21,792     20,109     25,620     26,226
Financial instruments recorded as
 liabilities:
  Life policy benefits, excluding
   term life reserves..............  3,273,573  3,206,501  3,399,299  3,299,254
  Funds withheld account...........    228,822    228,822    263,428    263,428

(13) Stockholder's Equity--Retained Earnings

   The maximum amount of dividends which can be paid by insurance companies domiciled in the State of Illinois to shareholders without prior approval of regulatory authorities is restricted. The maximum amount of dividends which can be paid by the Company without prior approval in 2001 is $20.0 million. The Company paid cash dividends of $20.0 million, $115.0 million and $95.0 million to Kemper during 2000, 1999 and 1998, respectively. The Company reported a deemed dividend distribution of $16.3 million during 2000 related to the recapture of the reinsurance agreement with FKLA.

            KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(13) Stockholder's Equity--Retained Earnings (continued)

   The Company's net income and capital and surplus as determined in accordance with statutory accounting principles were as follows:

                                                       2000     1999     1998
                                                     -------- -------- --------
(in thousands)
Net income.......................................... $ 19,975 $ 59,116 $ 64,871
                                                     ======== ======== ========
Statutory capital and surplus....................... $397,423 $394,966 $455,213
                                                     ======== ======== ========

   In 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles ("Codification") guidance, which replaces the Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas. The Illinois Insurance Department has adopted the Codification guidance, effective January 1, 2001. The Company's statutory surplus will be positively impacted upon adoption as a result of the net effect of recording a deferred tax asset, of non-admitting non-operating system software and of non-admitting net affiliated receivables and other changes caused by the Codification.

(14) Unaudited Interim Financial Information

   The following table sets forth the Company's unaudited quarterly financial information:

(in thousands)
                          March 31  June 30   September 30 December 31   Year
                          --------  --------  ------------ ----------- --------
Quarter Ended
2000 Operating Summary
  Revenue................ $87,648   $103,446    $94,249     $ 75,567   $360,910
                          =======   ========    =======     ========   ========
  Net operating income,
   excluding realized
   gains (losses)........ $12,031   $  9,953    $ 8,710     $ 22,987   $ 53,681
  Net realized investment
   gains (losses)........  (1,378)      (105)       948       (4,845)    (5,380)
                          -------   --------    -------     --------   --------
    Net income........... $10,653   $  9,848    $ 9,658     $ 18,142   $ 48,301
                          =======   ========    =======     ========   ========
1999 Operating Summary
  Revenue................ $95,646   $ 86,164    $78,301     $103,308   $363,419
                          =======   ========    =======     ========   ========
  Net operating income,
   excluding realized
   gains (losses)........ $11,222   $ 14,385    $11,568     $ 13,972   $ 51,147
  Net realized investment
   gains (losses)........    (627)    (1,286)    (5,098)         804     (6,207)
                          -------   --------    -------     --------   --------
    Net income........... $10,595   $ 13,099    $ 6,470     $ 14,776   $ 44,940
                          =======   ========    =======     ========   ========
1998 Operating Summary
  Revenue................ $98,026   $110,003    $98,752     $112,958   $419,739
                          =======   ========    =======     ========   ========
  Net operating income,
   excluding realized
   gains................. $ 8,025   $  5,700    $ 7,169     $ 10,541   $ 31,435
  Net realized investment
   gains.................   1,205     10,187      5,818       16,504     33,714
                          -------   --------    -------     --------   --------
    Net income........... $ 9,230   $ 15,887    $12,987     $ 27,045   $ 65,149
                          =======   ========    =======     ========   ========

(15) Operating Segments and Related Information

   In June 1997, the Financial Accounting Standards Board ("the FASB") issued Statement of Financial Accounting Standards No. 131 ("FAS 131"), Disclosures about Segments of an Enterprise and Related Information. FAS 131 established standards for how to report information about operating segments. It also established standards for related disclosures about products and services, geographic areas and major

            KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(15) Operating Segments and Related Information (continued)

customers. The Company adopted FAS 131 as of December 31, 1998 and the impact of implementation did not affect the Company's consolidated financial position, results of operations or cash flows.

   The Company, FKLA, Zurich Life Insurance Company of America, ("ZLICA"), and FLA, operate under the trade name Zurich Kemper Life. For purposes of this operating segment disclosure, Zurich Kemper Life will also include the operations of Zurich Direct, Inc., an affiliated direct marketing life insurance agency and excludes FLA, as it is owned by its policyholders.

   Zurich Kemper Life is segregated by Strategic Business Unit ("SBU"). The SBU concept employed by ZFS has each SBU concentrate on a specific customer market. The SBU is the focal point of Zurich Kemper Life, because it is at the SBU level that Zurich Kemper Life can clearly identify customer segments and then work to understand and satisfy the needs of each customer. The contributions of Zurich Kemper Life's SBUs to consolidated revenues, operating results and certain balance sheet data pertaining thereto, are shown in the following tables on the basis of accounting principles generally accepted in the United States.

   Zurich Kemper Life is segregated into the Life Brokerage, Financial Institutions ("Financial"), Retirement Solutions Group ("RSG") and Direct SBUs. The SBUs are not managed at the legal entity level, but rather at the Zurich Kemper Life level. Zurich Kemper Life's SBUs cross legal entity lines, as certain similar products are sold by more than one legal entity. The vast majority of the Company's business is derived from the Financial and RSG SBUs.

   Each SBU's revenue is derived from geographically dispersed areas as Zurich Kemper Life is licensed in the District of Columbia and all states except New York. During 2000, 1999 and 1998, Zurich Kemper Life did not derive net revenue from one customer that exceeded 10 percent of the total revenue of Zurich Kemper Life.

   The principal products and markets of Zurich Kemper Life's SBUs are as follows:

   Life Brokerage: The Life Brokerage SBU develops low cost term, universal life insurance and variable universal life, as well as fixed annuities, to market through independent agencies and national marketing organizations.

   Financial: The Financial SBU focuses on a wide range of products that provide for the accumulation, distribution and transfer of wealth and primarily includes variable and fixed annuities, variable universal life and bank-owned life insurance. These products are distributed to consumers through financial intermediaries such as banks, brokerage firms and independent financial planners. Institutional business includes BOLI and funding agreements (primarily included in FKLA).

   RSG: The RSG SBU has a sharp focus on its target customer. This SBU markets variable annuities to K-12 schoolteachers, administrators, and healthcare workers, along with college professors and certain employees of selected non-profit organizations. This target market is eligible for what the IRS designates as retirement-oriented savings or investment plans that qualify for special tax treatment.

   Direct: The Direct SBU is a direct marketer of basic, low-cost term life insurance through various marketing media.

            KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(15) Operating Segments and Related Information (continued)

   Summarized financial information for Zurich Life's SBU's is as follows:

As of and for the period ending December 31, 2000:

(in thousands)

                            Life
                         Brokerage   Financial      RSG      Direct      Total
                         ----------  ----------  ----------  -------  -----------
Income Statement
Revenue
Premium income.......... $   96,744  $      464  $      --   $12,946  $   110,154
Net investment income...    124,518     198,322      93,299    2,458      418,597
Realized investment
 losses.................     (4,480)     (4,130)     (3,356)     (88)     (12,054)
Fees and other income...     61,976      38,869      60,210   43,916      204,971
                         ----------  ----------  ----------  -------  -----------
  Total revenue.........    278,758     233,525     150,153   59,232      721,668
                         ----------  ----------  ----------  -------  -----------
Benefits and Expenses
Policyholder benefits...    118,556     131,552      63,318    1,650      315,076
Intangible asset
 amortization...........     55,186      12,782      20,860      --        88,828
Net deferral of
 insurance acquisition
 costs..................    (35,392)    (67,048)    (11,416) (43,259)    (157,115)
Commissions and taxes,
 licenses and fees......      8,260      84,232      44,431   11,264      148,187
Operating expenses......     48,166      32,182      29,463   94,635      204,446
                         ----------  ----------  ----------  -------  -----------
  Total benefits and
   expenses.............    194,776     193,700     146,656   64,290      599,422
                         ----------  ----------  ----------  -------  -----------
Income (loss) before
 income tax expense
 (benefit)..............     83,982      39,825       3,497   (5,058)     122,246
Income tax expense
 (benefit)..............     32,873       7,982      (3,914)  (1,762)      35,179
                         ----------  ----------  ----------  -------  -----------
  Net income (loss)..... $   51,109  $   31,843  $    7,411  $(3,296) $    87,067
                         ==========  ==========  ==========  =======  ===========
Balance Sheet
Future policy benefits.. $1,954,307  $2,956,326  $1,365,963  $75,065  $ 6,351,661
                         ==========  ==========  ==========  =======  ===========
Liabilities related to
 separate accounts...... $   23,410  $8,646,454  $2,509,775  $   --   $11,179,639
                         ==========  ==========  ==========  =======  ===========

                                            Liabilities
                          Net      Future   Related to
                        Income     Policy    Separate
               Revenue  (Loss)    Benefits   Accounts
               -------- -------  ---------- -----------
Total revenue,
 net income,
 future policy
 benefits and
 liabilities
 related to
 separate
 accounts,
 respectively,
 from above:.. $721,668 $87,067  $6,351,661 $11,179,639
               -------- -------  ---------- -----------
Less:
  Revenue, net
   income and
   selected
   liabilities
   of FKLA....  268,198  43,922   2,427,185         --
  Revenue, net
   income and
   selected
   liabilities
   of ZLICA...   48,650   7,212     336,336         --
  Revenue, net
   loss and
   selected
   liabilities
   of Zurich
   Direct.....   43,910 (12,368)        --          --
               -------- -------  ---------- -----------
    Totals per
     the
     Company's
     consolidated
     financial
     statements$360,910.$48,301  $3,588,140 $11,179,639
               ======== =======  ========== ===========

            KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(15) Operating Segments and Related Information (continued)

As of and for the period ending December 31, 1999:

(in thousands)

                             Life
                          Brokerage   Financial      RSG      Direct     Total
                          ----------  ----------  ----------  -------  ----------
Income Statement
Revenue
Premium income..........  $  145,533  $      410  $      --   $ 8,038  $  153,981
Net investment income...     137,106     175,590     101,202    1,297     415,195
Realized investment
 gains (losses).........         976      (6,980)        (98)     --       (6,102)
Fees and other income...      70,477      48,873      35,742   44,528     199,620
                          ----------  ----------  ----------  -------  ----------
  Total revenue.........     354,092     217,893     136,846   53,863     762,694
                          ----------  ----------  ----------  -------  ----------
Benefits and Expenses
Policyholder benefits...     200,161     112,869      68,801    3,529     385,360
Intangible asset
 amortization...........      54,957      12,053      13,989      --       80,999
Net deferral of
 insurance acquisition
 costs..................     (37,433)    (43,664)    (20,624) (41,412)   (143,133)
Commissions and taxes,
 licenses and fees......      21,881      66,702      26,700   17,411     132,694
Operating expenses......      56,179      25,101      23,611   71,194     176,085
                          ----------  ----------  ----------  -------  ----------
  Total benefits and
   expenses.............     295,745     173,061     112,477   50,722     632,005
                          ----------  ----------  ----------  -------  ----------
Income before income tax
 expense................      58,347      44,832      24,369    3,141     130,689
Income tax expense......      25,707      19,235      10,966    1,114      57,022
                          ----------  ----------  ----------  -------  ----------
  Net income............  $   32,640  $   25,597  $   13,403  $ 2,027  $   73,667
                          ==========  ==========  ==========  =======  ==========
Balance Sheet
Future policy benefits..  $2,099,940  $2,620,132  $1,577,944  $34,957  $6,332,973
                          ==========  ==========  ==========  =======  ==========
Liabilities related to
 separate accounts......  $   20,552  $6,916,807  $2,840,709  $   --   $9,778,068
                          ==========  ==========  ==========  =======  ==========

                                            Liabilities
                          Net      Future   Related to
                        Income     Policy    Separate
               Revenue  (Loss)    Benefits   Accounts
               -------- -------  ---------- -----------
Total revenue,
 net income,
 future policy
 benefits and
 liabilities
 related to
 separate
 accounts,
 respectively,
 from above:.. $762,694 $73,667  $6,332,973 $9,778,068
               -------- -------  ---------- ----------
Less:
  Revenue, net
   income and
   selected
   liabilities
   of FKLA....  305,334  24,801   2,299,783        --
  Revenue, net
   income and
   selected
   liabilities
   of ZLICA...   49,460   8,528     314,357        --
  Revenue, net
   loss and
   selected
   liabilities
   of Zurich
   Direct.....   44,481  (4,602)        --         --
               -------- -------  ---------- ----------
    Totals per
     the
     Company's
     consolidated
     financial
     statements$363,419.$44,940  $3,718,833 $9,778,068
               ======== =======  ========== ==========

            KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(15) Operating Segments and Related Information (continued)

As of and for the period ending December 31, 1998:

(in thousands)

                             Life
                          Brokerage   Financial      RSG      Direct     Total
                          ----------  ----------  ----------  -------  ----------
Income Statement
Revenue
Premium income..........  $  160,067  $       56  $      --   $ 5,583  $  165,706
Net investment income...     141,171     180,721     100,695      271     422,858
Realized investment
 gains..................      20,335      33,691      15,659       30      69,715
Fees and other income...      80,831      40,421      31,074   23,581     175,907
                          ----------  ----------  ----------  -------  ----------
  Total revenue.........     402,404     254,889     147,428   29,465     834,186
                          ==========  ==========  ==========  =======  ==========
Benefits and Expenses
Policyholder benefits...     243,793     117,742      73,844    2,110     437,489
Intangible asset
 amortization...........      58,390      15,669      15,703      --       89,762
Net deferral of
 insurance acquisition
 costs..................     (55,569)     (9,444)    (22,964) (22,765)   (110,742)
Commissions and taxes,
 licenses and fees......      29,539      43,919      22,227   11,707     107,392
Operating expenses......      61,659      24,924      20,279   35,593     142,455
                          ----------  ----------  ----------  -------  ----------
  Total benefits and
   expenses.............     337,812     192,810     109,089   26,645     666,356
                          ==========  ==========  ==========  =======  ==========
Income before income tax
 expense................      64,592      62,079      38,339    2,820     167,830
Income tax expense......      26,774      24,340      14,794    1,001      66,909
                          ----------  ----------  ----------  -------  ----------
  Net income............  $   37,818  $   37,739  $   23,545  $ 1,819  $  100,921
                          ==========  ==========  ==========  =======  ==========
Balance Sheet
Future policy benefits..  $2,225,727  $2,372,144  $1,648,393  $15,069  $6,261,333
                          ==========  ==========  ==========  =======  ==========
Liabilities related to
 separate accounts......  $    8,497  $4,867,189  $2,223,518  $   --   $7,099,204
                          ==========  ==========  ==========  =======  ==========


                                             Liabilities
                          Net       Future   Related to
                         Income     Policy    Separate
               Revenue   (Loss)    Benefits   Accounts
               -------- --------  ---------- -----------
Total revenue,
 net income,
 future policy
 benefits and
 liabilities
 related to
 separate
 accounts,
 respectively,
 from above:.. $834,186 $100,921  $6,261,333 $7,099,204
               -------- --------  ---------- ----------
Less:
  Revenue, net
   income and
   selected
   liabilities
   of FKLA....  336,841   35,953   2,037,683        --
  Revenue, net
   loss and
   selected
   liabilities
   of ZLICA...   54,058   (1,066)    317,259        --
  Revenue, net
   income and
   selected
   liabilities
   of Zurich
   Direct.....   23,548      885         --         --
               -------- --------  ---------- ----------
    Totals per
     the
     Company's
     consolidated
     financial
     statements$419,739.$ 65,149  $3,906,391 $7,099,204
               ======== ========  ========== ==========

(16) Subsequent Event

   In February 2001, the Company sold to FKLA a $60.0 million group variable life insurance policy covering all current FKLA employees as of February 14, 2001. The transaction, as business-owned life insurance, will permit FKLA to indirectly fund certain of its employee benefit obligations.

                                APPENDIX A

                ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

      Purchase Payment................................. $40,000
      Guarantee Period................................. 5 Years
      Guaranteed Interest Rate......................... 5% Annual Effective Rate

   The following examples illustrate how the Market Value Adjustment and the Withdrawal Charge may affect the values of a Contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the rate required to be used in the "Summary of Expenses." In these examples, the withdrawal occurs one year after the Date of Issue. The Market Value Adjustment operates in a similar manner for transfers. No Withdrawal Charge applies to transfers.

   The Guarantee Period Value for this $40,000 Purchase Payment is $51,051.26 at the end of the five-year Guarantee Period. After one year, when the withdrawals occur in these examples, the Guarantee Period Value is $42,000.00. It is also assumed, for the purposes of these examples, that no prior partial withdrawals or transfers have occurred.

   The Market Value Adjustment will be based on the rate we are then crediting (at the time of the withdrawal) on new Contracts with the same Guarantee Period as the time remaining in your Guarantee Period rounded to the next higher number of complete years. One year after the Purchase Payment there would have been four years remaining in your Guarantee Period. These examples also show the Withdrawal Charge (if any) which would be calculated separately after the Market Value Adjustment.

Example of a Downward Market Value Adjustment

   A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased one year after the Purchase Payment and we are then crediting 6.5% for a four-year Guarantee Period. Upon a full withdrawal, the market value adjustment factor would be:

                       -.0726961* = [(1 + .05)]/4/

                                   [ (1 + .065 + .005) ] -1

   The Market Value Adjustment is a reduction of $3,053.24 from the Guarantee Period Value:

                    -3,053.24 = -.0726961 X 42,000.00

   The Market Adjusted Value would be:

                   $38,946.76 = $42,000.00 - $3,053.24

   A Withdrawal Charge of 6% would be assessed against the Market Adjusted Value in excess of the amount available as a free withdrawal. In this case, there are no prior withdrawals, so 15% of the Market Adjusted Value is not subject to a Withdrawal Charge. The Withdrawal Charge is thus:

                    $1,986.29 = $38,946.76 X .85 X .06

   Thus, the amount payable on a full withdrawal would be:

                   $36,960.48 = $38,946.76 - $1,986.29

   If instead of a full withdrawal, 50% of the Guarantee Period Value was withdrawn (partial withdrawal of 50%), the Market Value Adjustment would be 50% of that of the full withdrawal:

                   -$1,526.62 = -.0726961 X $21,000.00

   The Market Adjusted Value would be:

---------          $19,473.38 = $21,000.00 - $1,526.62

*Actual calculation utilizes 10 decimal places.

   The Withdrawal Charge of 6% would apply to the Market Adjusted Value being withdrawn, less 15% of the full Market Adjusted Value as there are no prior withdrawals:

             $819.68 = ($19,473.38 - .15 X $38,946.76) X .06

   Thus, the amount payable on this partial withdrawal would be:

                    $18,653.70 = $19,473.38 - $819.68

Example of an Upward Market Value Adjustment

   An upward Market Value Adjustment results from a withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased one year later and we are then crediting 4% for a four-year Guarantee Period. Upon a full withdrawal, the market value adjustment factor would be:

                        +.0192766 = [(1 + .05)]/4/

                                   [ (1 + .04 + .005) ] -1

   The Market Value Adjustment is an increase of $809.62 to the Guarantee Period Value:

                     $809.62 = $42,000.00 X .0192766

   The Market Adjusted Value would be:

                    $42,809.62 = $42,000.00 + $809.62

   A Withdrawal Charge of 6% would apply to the Market Adjusted Value being withdrawn, less 15% of the full Market Adjusted Value, as there were no prior withdrawals:

                    $2,183.29 = $42,809.62 X .85 X .06

   Thus, the amount payable on withdrawal would be:

                   $40,626.33 = $42,809.62 - $2,183.29

   If instead of a full withdrawal, 50% of the Guarantee Period Value was withdrawn (partial withdrawal of 50%), the Market Value Adjustment would be:

                     $404.81 = $21,000.00 X .0192766

   The Market Adjusted Value of $21,000.00 would be:

                    $21,404.81 = $21,000.00 X $404.81

   The Withdrawal Charge of 6% would apply to the Market Adjusted Value being withdrawn, less 15% of the full Market Adjusted Value as there are no prior withdrawals:

              $899.00 = ($21,404.81 - .1 X $42,809.62) X .06

   Thus, the amount payable on this partial withdrawal would be:

                    $20,505.81 = $21,404.81 - $899.00

   Actual Market Value Adjustment may have a greater or lesser impact than that shown in the Examples, depending on the actual change in interest crediting rates and the timing of the withdrawal or transfer in relation to the time remaining in the Guarantee Period.

                                  APPENDIX B

          KEMPER INVESTORS LIFE INSURANCE COMPANY DEFERRED FIXED AND VARIABLE ANNUITY IRA, ROTH IRA AND SIMPLE IRA DISCLOSURE STATEMENT

   This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of traditional Individual Retirement Annuities
(IRAs), Roth Individual Retirement Annuities (Roth IRAs) and Simple Individual Retirement Annuities (SIMPLE IRAs). Internal Revenue Service regulations require that this be given to each person desiring to establish an IRA, Roth IRA or a SIMPLE IRA. Except where otherwise indicated, IRA discussion includes Simplified Employee Pension IRAs (SEP IRAs). Further information can be obtained from Kemper Investors Life Insurance Company and from any district office of the Internal Revenue Service.

A. Revocation

   Within 7 days of the date you signed your enrollment application, you may revoke the Contract and receive back 100% of your money. To do so, wire Kemper Investors Life Insurance Company, 1 Kemper Drive, Long Grove, Illinois 60049, or call 1-800-621-5001.

B. Statutory Requirements

   This Contract is intended to meet the requirements of Section 408(b) of the Internal Revenue Code (Code), Section 408A of the Code for use as a Roth IRA, or of Section 408(p) of the Code for use as a SIMPLE IRA, whichever is applicable. The Contract has not been approved as to form for use as an IRA, Roth IRA or a SIMPLE IRA by the Internal Revenue Service. Such approval by the Internal Revenue Service is a determination only as to form of the Contract, and does not represent a determination on the merits of the Contract.

   1. The amount in your IRA, Roth IRA, and SIMPLE IRA, whichever is applicable, must be fully vested at all times and the entire interest of the owner must be nonforfeitable.

   2. The Contract must be nontransferable by the owner.

   3. The Contract must have flexible premiums.

   4. For IRAs and SIMPLE IRAs, you must start receiving distributions on or before April 1 of the year following the year in which you reach age 70 1/2 (the required beginning date) (see "Required Distributions"). However, Section 401(a)(9)(A) of the Code (relating to minimum distributions required to commence at age 70 1/2), and the incidental death benefit requirements of
Section 401(a) of the Code, do not apply to Roth IRAs.

   If you die before your entire interest in your Contract is distributed, unless otherwise permitted under applicable law, any remaining interest in the Contract must be distributed to your beneficiary by December 31 of the calendar year containing the fifth anniversary of your death; except that: (1) if the interest is payable to an individual who is your designated beneficiary (within the meaning of Section 401(a)(9) of the Code), the designated beneficiary may elect to receive the entire interest over his or her life, or over a period certain not extending beyond his or her life expectancy, commencing on or before December 31 of the calendar year immediately following the calendar year in which you die; and (2) if the designated beneficiary is your spouse, the Contract will be treated as his or her own IRA, or, where applicable, Roth IRA.

   5. Except in the case of a rollover contribution or a direct transfer (see "Rollovers and Direct Transfers"), or a contribution made in accordance with the terms of a Simplified Employee Pension (SEP), (1) all contributions to an IRA, including a Roth IRA, must be cash contributions which do not exceed $2,000 for any taxable year, and (2) all contributions to a SIMPLE IRA must be cash contributions, including matching or nonelective employer contributions (see "SIMPLE IRAs"), which do not exceed $6,000 for any year (as adjusted for inflation).

   6. The Contract must be for the exclusive benefit of you and your beneficiaries.

C. Rollovers and Direct Transfers for IRAs and Simple IRAs

   1. A rollover is a tax-free transfer from one retirement program to another that you cannot deduct on your tax return. There are two kinds of tax-free rollover payments under an IRA. In one, you transfer amounts from one IRA to another. With the other, you transfer amounts from a qualified employee benefit plan or tax-sheltered annuity to an IRA. Tax-free rollovers can be made from a SIMPLE IRA to another SIMPLE IRA or to a SIMPLE Individual Retirement Account under Section 408(p) of the Code. An individual can make a tax-free rollover to an IRA from a SIMPLE IRA after a two-year period has expired since the individual first participated in a SIMPLE plan.

   2. You must complete the transfer by the 60th day after the day you receive the distribution from your IRA or other qualified employee benefit plan or SIMPLE IRA.

   3. A rollover distribution may be made to you only once a year. The one-year period begins on the date you receive the rollover distribution, not on the date you roll it over (reinvest it).

   4. A direct transfer to an IRA of funds in an IRA from one trustee or insurance company to another is not a rollover. It is a transfer that is not affected by the one-year waiting period.

   5. All or a part of the premium for this Contract used as an IRA may be paid from a rollover from an IRA, qualified pension or profit-sharing plan or tax-sheltered annuity, or from a direct transfer from another IRA. All or part of the premium for this Contract used as a SIMPLE IRA may be paid from a rollover from a SIMPLE IRA or SIMPLE Individual Retirement Account or, to the extent permitted by law, from a direct transfer from a SIMPLE IRA or SIMPLE Individual Retirement Account.

   6. A distribution that is eligible for rollover treatment from a qualified employee benefit plan or tax-sheltered annuity will be subject to twenty percent (20%) withholding by the Internal Revenue Service even if you roll the distribution over within the 60-day rollover period. One way to avoid this withholding is to make the distribution as a direct transfer to the IRA trustee or insurance company.

D. Contribution Limits and Allowance of Deduction for IRAs

   1. In general, the amount you can contribute each year to an IRA is the lesser of $2,000 or your taxable compensation for the year. If you have more than one IRA, the limit applies to the total contributions made to your own IRAs for the year. Generally, if you work the amount that you earn is compensation. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans is compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation. All taxable alimony and separate maintenance payments received under a decree of divorce or separate maintenance is compensation.

   2. In the case of a married couple filing a joint return, up to $2,000 can be contributed to each spouse's IRA, even if one spouse has little or no compensation. This means that the total combined contributions that can be made to both IRAs can be as much as $4,000 for the year. Previously, if one spouse had no compensation or elected to be treated as having no compensation, the total combined contributions to both IRAs could not be more than $2,250.

   3. In the case of a married couple with unequal compensation who file a joint return, the limit on the deductible contributions to the IRA of the spouse with less compensation is the smaller of:

     a. $2,000 or

     b. The total compensation of both spouses, reduced by any deduction allowed for contributions to IRAs of the spouse with more compensation.

   The deduction for contributions to both spouses' IRAs may be further limited if either spouse is covered by an employer retirement plan.

   4. Even if your spouse is covered by an employer retirement plan, you may be able to deduct your contributions to an IRA if you are not covered by an employer plan. The deduction is limited to $2,000 and it must be reduced if your adjusted gross income on a joint return is more than $150,000 but less than $160,000. Your deduction is eliminated if your income on a joint return is $160,000 or more.

   5. Contributions to your IRA can be made at any time. If you make the contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your return not including extensions.

   6. You cannot make a contribution other than a rollover contribution to your IRA for the year in which you reach age 70 1/2 or thereafter.

E. SEP IRAs

   1. SEP IRA rules concerning eligibility and contributions are governed by Code Section 408(k). The maximum deductible contribution for a SEP IRA is the lesser of $30,000 or 15% of compensation.

   2. A SEP must be established and maintained by an employer (corporation, partnership, sole proprietor). Information about the Kemper SEP is available upon request.

F. SIMPLE IRAs

   1. A SIMPLE IRA must be established with your employer using a qualified salary reduction agreement.

   2. You may elect to have your employer contribute to your SIMPLE IRA, under a qualified salary reduction agreement, an amount (expressed as a percentage of your compensation) not to exceed $6,000 (as adjusted for inflation) for the year. In addition to these employee elective contributions, your employer is required to make each year either (1) a matching contribution equal to up to 3 percent, and not less than 1 percent, of your SIMPLE IRA contribution for the year, or (2) a nonelective contribution equal to 2 percent of your compensation for the year (up to $150,000 of compensation, as adjusted for inflation). No other contributions may be made to a SIMPLE IRA.

   3. Employee elective contributions and employer contributions (i.e., matching contributions and nonelective contributions) to your SIMPLE IRA are excluded from your gross income.

   4. To the extent an individual with a SIMPLE IRA is no longer participating in a SIMPLE plan (e.g., the individual has terminated employment), and two years has passed since the individual first participated in the plan, the individual may treat the SIMPLE IRA as an IRA.

G. Tax Status of the Contract and Distributions for IRAs and SIMPLE IRAs

   1. Earnings of your IRA annuity contract are not taxed until they are distributed to you.

   2. In general, taxable distributions are included in your gross income in the year you receive them.

   3. Distributions under your IRA are non-taxable to the extent they represent a return of non-deductible contributions (if any). The non-taxable percentage of a distribution is determined by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

   4. You cannot choose the special five-year or ten-year averaging that may apply to lump sum distributions from qualified employer plans.

H. Required Distributions for IRAs and SIMPLE IRAs

   You must start receiving minimum distributions required under the Contract and Section 401(a)(9) of the Code from your IRA and SIMPLE IRA starting with the year you reach age 70 1/2 (your 70 1/2 year). Ordinarily, the required minimum distribution for a particular year must be received by December 31 of that year. However, you may delay the required minimum distribution for the year you reach age 70 1/2 until April 1 of the following year (i.e., the required beginning date).

   Annuity payments which begin by April 1 of the year following your 70 1/2 year satisfy the minimum distribution requirement if they provide for non-increasing payments over the life or the lives of you and your spouse, provided that, if installments are guaranteed, the guaranty period does not exceed the lesser of 20 years or the applicable life expectancy.

   The applicable life expectancy is your remaining life expectancy or the remaining joint life and last survivor expectancy of you and your designated beneficiary. Life expectancies are determined using the expected return multiple tables shown in IRS Publication 590 "Individual Retirement Arrangements." To obtain a free copy of IRS Publication 590 and other IRS forms, phone the IRS toll free at 1-800-729-3676 or write the IRS Forms Distribution Center for your area as shown in your income tax return instructions.

   If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distributions of these amounts from any one or more of your IRAs.

   If the actual distribution from your Contract is less than the minimum amount that should be distributed in accordance with the minimum distribution requirements mentioned above, the difference generally is an excess accumulation. There is a 50% excise tax on any excess accumulations. If the excess accumulation is due to reasonable error, and you have taken (or are taking) steps to remedy the insufficient distribution, you can request that this 50% excise tax be excused by filing with your tax return an IRS Form 5329, together with a letter of explanation and the excise tax payment.

I. Roth IRAs

   1. If your Contract is a special type of individual retirement plan known as Roth IRA, it will be administered in accordance with the requirements of section 408A of the Code. (Except as otherwise indicated, references herein to an "IRA" are to an "individual retirement plan," within the meaning of Section 7701(a)(37) of the Code, other than a Roth IRA.) Roth IRAs are treated the same as other IRAs, except as described here. However, the provisions of the Code governing Roth IRAs may be modified by pending legislation. We will notify you of any such changes.

   2. The IRS is not presently accepting submissions for opinion letters approving annuities as Roth IRAs, but will issue in the future procedures for requesting such opinion letters. We will apply for approval as soon as possible after the IRS issues its procedures on this matter. Such approval will be a determination only as to the form of the annuity, and will not represent a determination of the merits of the annuity.

   3. If your Contract is a Roth IRA, we will send you a Roth IRA endorsement to be attached to, and to amend, your Contract after we obtain approval of the endorsement from the IRS and your state insurance department. We reserve the right to amend the Contract as necessary or advisable from time to time to comply with future changes in the Internal Revenue Code, regulations or other requirements imposed by the IRS to obtain or maintain its approval of the annuity as a Roth IRA.

   4. Earnings in your Roth IRA are not taxed until they are distributed to you, and will not be taxed if they are paid as a "qualified distribution," as described to you in section L, below.

J. Eligibility and Contributions for Roth IRAs

   1. Generally, you are eligible to establish or make a contribution to your Roth IRA only if you meet certain income limits. No deduction is allowed for contributions to your Roth IRA. Contributions to your Roth IRA may be made even after you attain age 70 1/2.

   2. The aggregate amount of contributions for any taxable year to all IRAs, including all Roth IRAs, maintained for your benefit (the "contribution limit") generally is the lesser of $2,000 and 100% of your compensation for the taxable year. However, if you file a joint return and receive less compensation for the taxable year than your spouse, the contribution limit for the taxable year is the lesser of $2,000 and the sum of (1) your compensation for the taxable year, and (2) your spouse's compensation for the taxable year reduced by any deductible contributions to an IRA of your spouse, and by any contributions to a Roth IRA for your spouse, for the taxable year.

   The contribution limit for any taxable year is reduced (but not below zero) by the amount which bears the same ratio to such amount as:

  (a) the excess of (i) your adjusted gross income for the taxable year, over
      (ii) the "applicable dollar amount", bears to

  (b) $15,000 (or $10,000 if you are married).

   For this purpose, "adjusted gross income" is determined in accordance with
Section 219(g)(3) of the Code and (1) excludes any amount included in gross income as a result of any rollover from, transfer from, or conversion of an IRA to a Roth IRA, and (2) is reduced by any deductible IRA contribution. In addition, the "applicable dollar amount" is equal to $150,000 for a married individual filing a joint return, $0 for a married individual filing a separate return, and $95,000 for any other individual.

   A "qualified rollover contribution" (discussed in section K, below), and a non-taxable transfer from another Roth IRA, are not taken into account for purposes of determining the contribution limit.

K. Rollovers, Transfers and Conversions to Roth IRAs

   1. Rollovers and Transfers--A rollover may be made to a Roth IRA only if it is a "qualified rollover contribution." A "qualified rollover contribution" is a rollover to a Roth IRA from another Roth IRA or from an IRA, but only if such rollover contribution also meets the rollover requirements for IRAs under
Section 408(d)(3). In addition, a transfer may be made to a Roth IRA directly from another Roth IRA or from an IRA.

   You may not make a qualified rollover contribution or transfer in a taxable year from an IRA to a Roth IRA if (a) your adjusted gross income for the taxable year exceeds $100,000 or (b) you are married and file a separate return.

   The rollover requirements of Section 408(d)(3) are complex and should be carefully considered before you make a rollover. One of the requirements is that the amount received be paid into another IRA (or Roth IRA) within 60 days after receipt of the distribution. In addition, a rollover contribution from a Roth IRA may be made by you only once a year. The one-year period begins on the date you receive the Roth IRA distribution, not on the date you roll it over (reinvest it) into another Roth IRA. If you withdraw assets from a Roth IRA, you may roll over part of the withdrawal tax free into another Roth IRA and keep the rest of it. A portion of the amount you keep may be included in your gross income.

   2. Taxation of Rollovers and Transfers to Roth IRAs--A qualified rollover contribution or transfer from a Roth IRA maintained for your benefit to another Roth IRA maintained for your benefit which meets the rollover requirements for IRAs under Section 408(d)(3) is tax-free.

   In the case of a qualified rollover contribution or a transfer from an IRA maintained for your benefit to a Roth IRA maintained for your benefit, any portion of the amount rolled over or transferred which would be includible in your gross income were it not part of a qualified rollover contribution or a nontaxable transfer will be includible in your gross income. However, Code
Section 72(t) (relating to the 10 percent penalty tax on premature distributions) will not apply. If such a rollover or transfer occurs before January 1, 1999, any portion of the amount rolled over or transferred which is required to be included in gross income will be so included ratably over the 4-taxable year period beginning with the taxable year in which the rollover or transfer is made.

   Pending legislation may modify these rules retroactively to January 1, 1998.

   3. Transfers of Excess IRA Contributions to Roth IRAs--If, before the due date of your federal income tax return for any taxable year (not including extensions), you transfer, from an IRA, contributions for such taxable year (and earnings thereon) to a Roth IRA, such amounts will not be includible in gross income to the extent that no deduction was allowed with respect to such amount.

   4. Taxation of Conversions of IRAs to Roth IRAs--All or part of amounts in an IRA maintained for your benefit may be converted into a Roth IRA maintained for your benefit. The conversion of an IRA to a Roth IRA is treated as a special type of qualified rollover contribution. Hence, you must be eligible to make a qualified rollover contribution in order to convert an IRA to a Roth IRA. A conversion typically will result in the inclusion of some or all of your IRA's value in gross income, as described above.

   A conversion of an IRA to a Roth IRA can be made without taking an actual distribution from your IRA. For example, an individual may make a conversion by notifying the IRA issuer or trustee, whichever is applicable.

   UNDER SOME CIRCUMSTANCES, IT MIGHT NOT BE ADVISABLE TO ROLLOVER, TRANSFER, OR CONVERT ALL OR PART OF AN IRA TO A ROTH IRA. WHETHER YOU SHOULD DO SO WILL

DEPEND ON YOUR PARTICULAR FACTS AND CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, SUCH FACTORS AS WHETHER YOU QUALIFY TO MAKE SUCH A ROLLOVER, TRANSFER, OR CONVERSION, YOUR FINANCIAL SITUATION, AGE, CURRENT AND FUTURE INCOME NEEDS, YEARS TO RETIREMENT, CURRENT AND FUTURE TAX RATES, YOUR ABILITY AND DESIRE TO PAY CURRENT INCOME TAXES WITH RESPECT TO AMOUNTS ROLLED OVER, TRANSFERRED, OR CONVERTED, AND WHETHER SUCH TAXES MIGHT NEED TO BE PAID WITH WITHDRAWALS FROM YOUR ROTH IRA (SEE DISCUSSION BELOW OF "NONQUALIFIED DISTRIBUTIONS"). YOU SHOULD CONSULT A QUALIFIED TAX ADVISER BEFORE ROLLING OVER, TRANSFERRING, OR CONVERTING ALL OR PART OF AN IRA TO A ROTH IRA.

   5. Separate Roth IRAs--Due to the complexity of, and proposed changes to, the tax law, it may be advantageous to maintain amounts rolled over, transferred, or converted from an IRA in separate Roth IRAs from those containing regular Roth IRA contributions. For the same reason, you should consider maintaining a separate Roth IRA for each amount rolled over, transferred, or converted from an IRA. These considerations should be balanced against the additional costs you may incur from maintaining multiple Roth IRAs. You should consult your tax adviser if you intend to contribute rollover, transfer, or conversion amounts to your Contract, or if you intend to roll over or transfer amounts from your Contract to another Roth IRA maintained for your benefit.

L. Income Tax Consequences of Roth IRAs

   1. Qualified Distributions--Any "qualified distribution" from a Roth IRA is excludible from gross income. A "qualified distribution" is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after you attain 59 1/2, (b) made after your death, (c) attributable to your being disabled, or (d) a "qualified special purpose distribution" (i.e., a qualified first-time homebuyer distribution under Section 72(t)(2)(F) of the Code). Second, the payment or distribution must be made in a taxable year that is at least five years after (1) the first taxable year for which a contribution was made to any Roth IRA established for you, or (2) in the case of a rollover from, or a conversion of, an IRA to a Roth IRA, the taxable year in which the rollover or conversion was made if the payment or distribution is allocable (as determined in the manner set forth in guidance issued by the IRS) to the rollover contribution or conversion (or to income allocable thereto).

   2. Nonqualified Distributions--A distribution from a Roth IRA which is not a qualified distribution is taxed under Section 72 (relating to annuities), except that such distribution is treated as made first from contributions to the Roth IRA to the extent that such distribution, when added to all previous distributions from the Roth IRA, does not exceed the aggregate amount of contributions to the Roth IRA. For purposes of determining the amount taxed,
(a) all Roth IRAs established for you will be treated as one contract, (b) all distributions during any taxable year from Roth IRAs established for you will be treated as one distribution, and (c) the value of the contract, income on the contract, and investment in the contract, if applicable, will be computed as of the close of the calendar year in which the taxable year begins.

   An additional tax of 10% is imposed on nonqualified distributions (including amounts deemed distributed as the result of a prohibited loan or use of your Roth IRA as security for a loan) made before the benefited individual has attained age 59 1/2, unless one of the exceptions discussed in Section N applies.

M. Tax on Excess Contributions

   1. You must pay a 6% excise tax each year on excess contributions that remain in your Contract. Generally, an excess contribution is the amount contributed to your Contract that is more than you can contribute. The excess is taxed for the year of the excess contribution and for each year after that until you correct it.

   2. You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due including extensions for the year of the contribution. You do not have to include in your gross income an excess contribution that you withdraw from your Contract before your tax return is due if the income earned on the excess was also withdrawn and no deduction was allowed for the excess contribution. You must include in your gross income the income earned on the excess contribution.

N. Tax on Premature Distributions

   There is an additional tax on premature distributions from your IRA, Roth IRA or SIMPLE IRA, equal to 10% of the taxable amount. For premature distributions from a SIMPLE IRA made within the first 2 years you participate in a SIMPLE plan, the additional tax is equal to 25% of the amount of the premature distribution that must be included in gross income. Premature distributions are generally amounts you withdraw before you are age 59 1/2. However, the tax on premature distributions does not apply:

   1. To amounts that are rolled over tax free;

   2. To a distribution which is made on or after your death, or on account of you being disabled within the meaning of Code Section 72(m)(7);

   3. To a distribution which is part of a series of substantially equal periodic payments (made at least annually) over your life or your life expectancy or the joint life or joint life expectancy of you and your beneficiary; or

   4. To a distribution which is used for qualified first-time homebuyer expenses, qualified high education expenses, certain medical expenses, or by an unemployed individual to pay health insurance premiums.

O. IRA Excise Tax Reporting

   Use Form 5329, Additional Taxes Attributable to Qualified Retirement Plans (Including IRAs), Annuities, and Modified Endowment Contracts, to report the excise taxes on excess contributions, premature distributions, and excess accumulations. If you do not owe any IRA, Roth IRA or SIMPLE IRA excise taxes, you do not need Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.

P. Borrowing

   If you borrow money against your Contract or use it as security for a loan, the Contract will lose its classification as an IRA, Roth IRA or SIMPLE IRA, whichever is applicable, and you must include in gross income the fair market value of the Contract as of the first day of your tax year. In addition, you may be subject to the tax on premature distributions described above. (Note:
This Contract does not allow borrowings against it, nor may it be assigned or pledged as collateral for a loan.)

Q. Reporting

   We will provide you with any reports required by the Internal Revenue
Service.

R. Estate Tax

   Generally, the value of your IRA, including your Roth IRA, is included in your gross estate for federal estate tax purposes.

S. Financial Disclosure for the Separate Account (Variable Account) and MVA Option.

   1. If on the enrollment application you indicated an allocation to a Subaccount, this Contract will be assessed a daily charge of an amount which will equal an aggregate of 1.25% per annum.

   2. An annual records maintenance charge of $30.00 will be assessed against the Separate Account Value each Contract Year. If no values are in the Subaccounts, the charge will be assessed against Guarantee Period Value.

   3. Withdrawal and early annuitization charges will be assessed based on the Contract Years elapsed since the Contract was issued as described in the prospectus under the heading "Withdrawal Charge."

   Withdrawals, transfers and early annuitizations of Guarantee Period Value may be subject to a Market Value Adjustment as described in the prospectus under the heading "Market Value Adjustment."

   4. The method used to compute and allocate the annual earnings is contained in the prospectus under the heading "Accumulation Unit Value" for Separate Account Value and under the headings "Guarantee Periods of the MVA Option" and "Establishment of Guaranteed Interest Rates" for Guarantee Period Value.

   5. The growth in value of your Contract is neither guaranteed nor projected but is based on the investment experience of the Subaccounts or rates of interest as declared by Kemper Investors Life Insurance Company.

                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 2001

            INDIVIDUAL AND GROUP VARIABLE AND MARKET VALUE ADJUSTED
                          DEFERRED ANNUITY CONTRACTS

                                KEMPER PASSPORT
                                   Issued By
                   KILICO Variable Annuity Separate Account
                                      and
                    KEMPER INVESTORS LIFE INSURANCE COMPANY

   HOME OFFICE: 1 Kemper Drive, Long Grove, Illinois 60049 (847) 550-5500

This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Separate Account dated May 1, 2001. The Prospectus may be obtained from Kemper Investors Life Insurance Company by writing or calling the address or telephone number listed above.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Services to the Separate Account..........................................   B-1
Performance Information of Subaccounts....................................   B-1
State Regulation..........................................................   B-3
Experts...................................................................   B-3
Financial Statements......................................................   B-3
Report of Independent Public Accountants..................................   B-4
Financial Statements of the Separate Account..............................   B-6
Appendix A Tables of Adjusted Accumulation Unit Values (reflecting current charges) and Performance Information....................................  B-23
Appendix B State Premium Tax Chart........................................  B-28

                       SERVICES TO THE SEPARATE ACCOUNT

Kemper Investors Life Insurance Company ("KILICO") maintains the books and records of the KILICO Variable Annuity Separate Account (the "Separate Account"). KILICO holds the assets of the Separate Account. The assets are kept segregated and held separate and apart from the general funds of KILICO. KILICO maintains records of all purchases and redemptions of shares of each Portfolio of the Kemper Investors Fund (the "Fund") by each of the Subaccounts. All expenses incurred in the operations of the Separate Account, except the charge for mortality and expense risk and administrative expenses, and records maintenance charge (as described in the Prospectus) are borne by KILICO.

The independent accountants for the Separate Account are PricewaterhouseCoopers LLP, Chicago, Illinois, for the years ended December 31, 2000, 1999 and 1998. The firm performed the annual audit of the financial statements of the Separate Account and KILICO for the years ended December 31, 2000, 1999 and 1998.

The Contracts are sold by licensed insurance agents, where the Contracts may be lawfully sold, who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. The Contracts are distributed through the principal underwriter for the Separate Account, Investors Brokerage Services, Inc. ("IBS"), a wholly-owned subsidiary of KILICO, which enters into selling group agreements with the affiliated and unaffiliated broker-dealers. Subject to the provisions of the Contracts, units of the Subaccounts under the Contract are offered on a continuous basis.

KILICO pays commissions to the seller which may vary but are not anticipated to exceed in the aggregate an amount equal to six percent (6%) of Purchase Payments. During 2000, 1999 and 1998, KILICO incurred gross commissions payable of approximately $1.3 million, $2.0 million and $4.2 million, respectively, to licensed insurance agents.

                    PERFORMANCE INFORMATION OF SUBACCOUNTS

As described in the Prospectus, a Subaccount's historical performance may be shown in the form of standardized "average annual total return" and nonstandardized "total return" calculations in the case of all Subaccounts; "yield" information may be provided in the case of the Scudder High Yield (formerly Kemper High Yield) Subaccount, Scudder Investment Grade Bond (formerly Kemper Investment Grade Bond) Subaccount, Scudder Government Securities (formerly Kemper Government Securities) Subaccount and Scudder Strategic Income (formerly Kemper Strategic Income) Subaccount; and "yield" and "effective yield" information may be provided in the case of the Scudder Money Market (formerly Kemper Money Market) Subaccount #1 and Scudder Money Market (formerly Kemper Money Market) Subaccount #2 (collectively, the "Scudder Money Market Subaccounts"). These various measures of performance are described below.

A Subaccount's standardized average annual total return quotation is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. The standardized average annual total return for a Subaccount for a specific period is found by first taking a hypothetical $1,000 investment in each of the Subaccount's units on the first day of the period at the maximum offering price, which is the Accumulation Unit value per unit ("initial investment") and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value reflects the effect of the applicable Withdrawal Charge that may be imposed at the end of the period as well as all other recurring charges and fees applicable under the Contract to all Contract Owner accounts. Premium taxes are not included in the term charges. The redeemable value is then divided by the initial investment and this quotient is taken to the Nth root (N represents the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. Standardized average annual total return figures are annualized and, therefore, represent the average annual percentage change in the value of a Subaccount over the applicable period.

No standard formula has been prescribed for calculating total return performance. Nonstandardized total return performance for a specific period is calculated by first taking an investment (assumed to be $40,000 below) in each Subaccount's units on the first day of the period at the maximum offering price, which is the Accumulation Unit Value per unit ("initial investment") and computing the ending value ("ending value") of that investment at the end of the period. The ending value does not include the effect of the applicable Withdrawal Charge that may be imposed at the end of the period, and thus may be higher than if such charge were deducted. Premium taxes and Record Maintenance Charges are not included in the term charges. The nonstandardized total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. An assumed investment of $40,000 was chosen because that approximates the size of a typical account. Both annualized and nonannualized (cumulative) nonstandardized total return figures may be provided. Annualized nonstandardized total return figures represent the average annual percentage change in the value of a Subaccount over the applicable period while nonannualized (cumulative) figures represent the actual percentage change over the applicable period.

Standardized average annual total return quotations will be current to the last day of the calendar quarter and nonstandardized total return quotations will be current to the last day of the calendar month preceding the date on which an advertisement is submitted for publication. Standardized average annual total return will cover periods of one, three, five and ten years, if applicable, and a period covering the time the underlying Portfolio has been held in a Subaccount (life of Subaccount). Nonstandardized total return will cover periods of one, three, five and ten years, if applicable, and a period covering the time the underlying Portfolio held in a Subaccount has been in existence (life of Portfolio). For those underlying Portfolios which have not been held as Subaccounts within the Separate Account for one of the quoted periods, the nonstandardized total return quotations will show the investment performance such underlying Portfolios would have achieved (reduced by the applicable charges) had they been held as Subaccounts within the Separate Account for the period quoted.

Performance information will be shown for periods from April 6, 1982 (inception) for the Scudder Money Market (formerly Kemper Money Market) Subaccount, Scudder Total Return (formerly Kemper Total Return) Subaccount and Scudder High Yield (formerly Kemper High Yield) Subaccount, and for periods from December 9, 1983 (inception) for the Scudder Growth (formerly Kemper Growth) Subaccount. This performance information is stated to reflect that the Separate Account was reorganized on November 3, 1989 as a unit investment trust with Subaccounts investing in corresponding Portfolios of the Fund. In addition, on that date the Scudder Government Securities (formerly Kemper Government Securities) Subaccount was added to the Separate Account to invest in the Fund's Government Securities Portfolio. For the Scudder Government Securities (formerly Kemper Government Securities) Subaccount, performance figures other than standardized performance will reflect investment experience as if the Scudder Government Securities (formerly Kemper Government Securities) Subaccount had been available under the Contracts since September 3, 1987, the inception date of the Scudder Government Securities (formerly Kemper Government Securities) Portfolio.

The yield for the Scudder High Yield (formerly Kemper High Yield) Subaccount, the Scudder Investment Grade Bond (formerly Kemper Investment Grade Bond) Subaccount, the Scudder Government Securities (formerly Kemper Government Securities Subaccount, and the Scudder Strategic Income (formerly Kemper Strategic Income) Subaccount is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. The yields for the Scudder High Yield (formerly Kemper High Yield) Subaccount, the Scudder Government Securities (formerly Kemper Government Securities) Subaccount, the Scudder Investment Grade Bond (formerly Kemper Investment Grade Bond) Subaccount and the Scudder Strategic Income (formerly Kemper Strategic Income) Subaccount, based upon the one month period ended March 31, 2001 were 10.73%, 4.17%, 4.28% and 4.58%, respectively. The yield quotation is computed by dividing the net investment income per unit earned during the specified one month or 30-day period by the accumulation unit values on the last day of the period, according to the following formula that assumes a semi-annual reinvestment of income:

                         YIELD= 2[(  a-b    +1)/6/-1]
                                   ---------
                                      cd

a= net dividends and interest earned during the period by the Fund attributable to the Subaccount

b= expenses accrued for the period (net of reimbursements)

c= the average daily number of Accumulation Units outstanding during the period

d= the Accumulation Unit value per unit on the last day of the period

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to each Subaccount, but does not reflect the deduction of withdrawal charges or premium taxes.

The Scudder Money Market (formerly Kemper Money Market) Subaccounts' yields are computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, the current yield quotation is based on a seven-day period and computed as follows: the net change in the Accumulation Unit Value during the period is divided by the Accumulation Unit Value at the beginning of the period ("base period return") and the result is divided by 7 and multiplied by 365 and the current yield figure carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of the Account's portfolio are not included in the calculation. The yield for the seven-day period ended March 31, 2001 was 3.48% for the Scudder Money Market (formerly Kemper Money Market) Subaccount #1 and 4.72% for Scudder Money Market (formerly Kemper Money
Market) Subaccount #2. The average portfolio maturity was 40 days.

The Scudder Money Market (formerly Kemper Money Market) Subaccounts' effective yields are determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1)/365/7/-1. The effective yield for the seven-day period ended March 31, 2001 was 3.54% for the Scudder Money Market (formerly Kemper Money Market) Subaccount #1 and 4.83% for Scudder Money Market (formerly Kemper Money Market) Subaccount #2.

In computing yield, the Separate Account follows certain standard accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with the accounting practices that the Separate Account uses in the preparation of its annual and semi-annual financial statements.

A Subaccount's performance quotations are based upon historical earnings and are not necessarily representative of future performance. The Subaccount's units are sold at Accumulation Unit value. Performance figures and Accumulation Unit value will fluctuate. Factors affecting a Subaccount's performance include general market conditions, operating expenses and investment management. Units of a Subaccount are redeemable at Accumulation Unit value, which may be more or less than original cost. The performance figures include the deduction of all expenses and fees, including a prorated portion of the Records Maintenance Charge. Redemptions within the first six years after purchase may be subject to a Withdrawal Charge that ranges from 6% the first year to 0% after six years. Yield, effective yield and nonstandardized total return do not reflect the effect of the Withdrawal Charge or premium taxes that may be imposed upon the redemption of units. Standardized average annual total return reflects the effect of the applicable Withdrawal Charge (but not premium tax) that may be imposed at the end of the period in question.

The Subaccounts may also provide comparative information on an annualized or nonannualized (cumulative) basis with regard to various indexes described in the Prospectus. In addition, the Subaccounts may provide performance analysis rankings of Lipper Analytical Services, Inc., the VARDS Report, Morningstar, Inc., Ibbotson Associates or Micropal. From time to time, the Separate Account may quote information from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA today, Institutional Investor, National Underwriter, Selling Life Insurance, Broker World, Registered Representative, Investment Advisor and VARDS.

The tables in Appendix A include standardized average annual total return and nonstandardized total return quotations for various periods as of December 31, 2000.

                               STATE REGULATION

KILICO is subject to the laws of Illinois governing insurance companies and to regulation by the Illinois Department of Insurance. An annual statement in a prescribed form is filed with the Illinois Department of Insurance each year. KILICO's books and accounts are subject to review by the Department of Insurance at all times, and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, KILICO is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                                    EXPERTS

The combined statements of assets and liabilities and contract owners' equity of Kemper Investors Life Insurance Company's KILICO Variable Annuity Separate Account as of December 31, 2000 and the related combined statements of operations for the year then ended and the combined statements of changes in contract owners' equity for each of the two years in the period then ended have been included herein in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                             FINANCIAL STATEMENTS

This Statement of Additional Information contains financial statements for the Separate Account which reflect assets attributable to the Contracts and also reflect assets attributable to other variable annuity contracts offered by KILICO through the Separate Account.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of Kemper Investors Life Insurance Company and Contract Owners of Kemper Investors Life Insurance Company's KILICO Variable Annuity Separate Account

In our opinion, the accompanying combined statement of assets and liabilities and contract owners' equity and the related combined statement of operations and combined statements of changes in contract owners' equity present fairly, in all material respects, the financial position of Kemper Investors Life Insurance Company's KILICO Variable Annuity Separate Account (the "Company"), at December 31, 2000 and the results of its operations for the year then ended and the changes in its policy owners' equity for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of portfolio shares owned at December 31, 2000 by correspondence with the underlying funds. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

February 20, 2001
Chicago, Illinois

KILICO Variable Annuity Separate Account

Combined Statement of Assets and Liabilities and Contract Owners' Equity

December 31, 2000
(in thousands)

                                                                        Kemper Variable Series
                                          ------------------------------------------------------------------------------------------
                               Total
                              KILICO
                              Variable  Kemper         Kemper         Kemper                                Kemper
                              Annuity   Money           Money         Total        Kemper       Kemper    Government      Kemper
                             Separate   Market          Market        Return     High Yield     Growth    Securities  International
                              Account   Subaccount#1  Subaccount#2  Subaccount   Subaccount   Subaccount  Subaccount    Subaccount
                             ---------  ------------- ------------  ----------   ----------   ----------  ----------   ----------
Assets
Investments in underlying
 portfolio funds,
 at current values.........  $4,040,708      131,453        12,994     603,746      172,927      424,084       70,651     107,104
Dividends and other
 receivables...............       3,681          320            34         259          195          219           43         197
                             ----------      -------    ----------     -------      -------      -------       ------     -------

Total assets...............   4,044,389      131,773        13,028     604,005      173,122      424,303       70,694     107,301
                             ----------      -------    ----------     -------      -------      -------       ------     -------

Liabilities and Contract
 Owners' Equity
Liabilities:
Mortality and expense risk
 and administrative
 charges...................         662           94            --         563           --           --           --          --
Other payables.............       1,800          363            --           7            4           14           13           3
                             ----------      -------    ----------     -------      -------      -------       ------     -------
Total liabilities..........       2,462          457            --         570            4           14           13           3
                             ----------      -------    ----------     -------      -------      -------       ------     -------

Contract Owners' Equity....  $4,041,927      131,316        13,028     603,435      173,118      424,289       70,681     107,298
                             ==========      =======    ==========     =======      =======      =======       ======     =======

Analysis of Contract
 Owners' Equity
Excess (deficiency) of
 proceeds from units sold
 over payments for units
 redeemed..................  $2,203,575       48,530        11,212     (93,459)     (25,464)     (32,620)      28,132      22,599
Accumulated net investment
 income (loss).............   1,456,135       82,786         1,816     511,849      241,951      317,583       40,979      48,334
Accumulated net realized
 gain (loss) on sales of
investments................     455,543           --            --     157,506      (12,604)     127,400         (602)     43,883
Unrealized appreciation
 (depreciation) of
  investments..............     (73,326)          --            --      27,539      (30,765)      11,926        2,172      (7,518)
                             ----------      -------    ----------     -------      -------      -------       ------     -------

Contract Owners' Equity....  $4,041,927      131,316        13,028     603,435      173,118      424,289       70,681     107,298
                             ==========      =======    ==========     =======      =======      =======       ======     =======

See accompanying notes to financial statements.

                                                      Kemper Variable Series
-----------------------------------------------------------------------------------------------------------------------------------

  Kemper      Kemper      Kemper      Kemper      Kemper      Kemper      Kemper      Kemper                  Kemper
Small Cap   Investment  Contrarian  Small Cap    Value +     Horizon     Horizon     Horizon     Kemper     Strategic
  Growth    Grade Bond    Value       Value       Growth       20+         10 +         5       Blue Chip     Income       Other
Subaccount  Subaccount  Subaccount  Subaccount  Subaccount  Subaccount  Subaccount  Subaccount  Subaccount  Subaccount  Subaccounts
----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  -----------
 184,750      24,510      88,074      32,225      43,352      8,312       13,354      7,434       62,371      3,209      2,050,158
     171           9          27          97          73         11            2         19            6          5          1,994
 -------      ------      ------      ------      ------      -----       ------      -----       ------      -----      ---------

 184,921      24,519      88,101      32,322      43,425      8,323       13,356      7,453       62,377      3,214      2,052,152
 -------      ------      ------      ------      ------      -----       ------      -----       ------      -----      ---------


      --          --          --          --          --         --           --         --           --         --              5
       1          41          88          --          --         --           --         16            4         --          1,246
 -------      ------      ------      ------      ------      -----       ------      -----       ------      -----      ---------
       1          41          88          --          --         --           --         16            4         --          1,251
 -------      ------      ------      ------      ------      -----       ------      -----       ------      -----      ---------

 184,920      24,478      88,013      32,322      43,425      8,323       13,356      7,437       62,373      3,214      2,050,901
 =======      ======      ======      ======      ======      =====       ======      =====       ======      =====      =========


 114,725      22,452      63,473      31,264      29,564      6,610       10,701      6,359       62,245      3,139      1,894,113

  39,970       1,107      23,325         (86)      4,466      1,098        1,431        685         (773)       115        139,499

  36,398         103       5,635         814       9,326      1,239        1,946        559        1,998        (94)        82,036

  (6,173)        816      (4,420)        330          69       (624)        (722)      (166)      (1,097)        54        (64,747)
 -------      ------      ------      ------      ------      -----       ------      -----       ------      -----      ---------

 184,920      24,478      88,013      32,322      43,425      8,323       13,356      7,437       62,373      3,214      2,050,901
 =======      ======      ======      ======      ======      =====       ======      =====       ======      =====      =========

KILICO Variable Annuity Separate Account

Combined Statement of Operations

For the year ended December 31, 2000
(in thousands)

                                                                               Kemper Variable Series
                                                 -----------------------------------------------------------------------------------

                                     Total
                                     KILICO         Kemper       Kemper      Kemper                           Kemper
                                    Variable        Money        Money       Total      Kemper     Kemper   Government    Kemper
                                    Annuity         Market       Market      Return   High Yield   Growth   Securities International
                                Separate Account Subaccount#1 Subaccount#2 Subaccount Subaccount Subaccount Subaccount  Subaccount
                                ---------------- ------------ ------------ ---------- ---------- ---------- ---------- -------------
Revenue
Dividends and capital gains
 distributions..................   $ 350,269        7,623         230        53,394     24,021     49,162     4,470       20,549
                                   ---------        -----         ---       -------    -------   --------     -----      -------
Expenses
Mortality and expense risk and
 administrative charges.........      51,424        2,033           6         8,148      2,163      6,647       799        1,461
Records Maintenance Charge......       1,734           29          --           285         91        200        28           57
Guaranteed Retirement Income
 Benefit........................       1,762           37           7            78         35         41        16           15
                                   ---------        -----         ---       -------    -------   --------     -----      -------

Total Expenses..................      54,920        2,099          13         8,511      2,289      6,888       843        1,533
                                   ---------        -----         ---       -------    -------   --------     -----      -------

Net investment income (loss)....     295,349        5,524         217        44,883     21,732     42,274     3,627       19,016
                                   ---------        -----         ---       -------    -------   --------     -----      -------

Net Realized and Unrealized
 Gain (Loss) on Investments
Net realized gain (loss) on sales
 of investments.................      73,014           --          --        19,360    (16,574)    27,025      (948)       4,046
Change in unrealized appreciation
 (depreciation) of investments..    (914,152)          --          --       (89,810)   (22,469)  (177,074)    3,103      (55,254)
                                   ---------        -----         ---       -------    -------   --------     -----      -------
Net realized and unrealized gain
 (loss) on investments..........    (841,138)          --          --       (70,450)   (39,043)  (150,049)    2,155      (51,208)
                                   ---------        -----         ---       -------    -------   --------     -----      -------
Net increase (decrease) in
 Contract Owners' Equity
 resulting from operations......   $(545,789)       5,524         217       (25,567)   (17,311)  (107,775)    5,782      (32,192)
                                   =========        =====         ===       =======    =======   ========     =====      =======

See accompanying notes to financial statements.

                                                       Kemper Variable Series
------------------------------------------------------------------------------------------------------------------------------------

    Kemper      Kemper      Kemper       Kemper      Kemper      Kemper    Kemper      Kemper                 Kemper
   Small Cap  Investment  Contrarian   Small Cap    Value  +    Horizon    Horizon    Horizon     Kemper    Strategic
    Growth    Grade Bond     Value       Value       Growth       20+       10 +         5       Blue Chip    Income       Other
  Subaccount  Subaccount  Subaccount   Subaccount  Subaccount Subaccount Subaccount  Subaccount Subaccount  Subaccount  Subaccounts
  ----------  ----------  ----------   ----------  ---------- ---------- ----------  ---------- ----------  ----------  -----------

      18,506       1,072      17,132          163       4,200      1,109      1,425         721        162          46      146,284
  ----------  ----------  ----------   ----------  ---------- ---------- ----------  ---------- ----------  ----------  -----------


       2,344         258         889          295         464        121        179         127        634          32       24,824
          85           4          35           16          16          7          5           3          9           -          864
          60          15          48           17          17          2          5           2         75           4        1,288
  ----------  ----------  ----------   ----------  ---------- ---------- ----------  ---------- ----------  ----------  -----------

       2,489         277         972          328         497        130        189         132        718          36       26,976
  ----------  ----------  ----------   ----------  ---------- ---------- ----------  ---------- ----------  ----------  -----------

      16,017         795      16,160         (165)      3,703        979      1,236         589       (556)         10      119,308
  ----------  ----------  ----------   ----------  ---------- ---------- ----------  ---------- ----------  ----------  -----------


      11,315        (265)     (9,434)      (1,011)      2,353        206        219          22      1,024         (60)      35,736

     (58,020)      1,193       3,218        2,108      (8,503)    (2,183)    (2,380)       (773)    (5,911)        108     (501,505)
  ----------  ----------  ----------   ----------  ---------- ---------- ----------  ---------- ----------  ----------  -----------


     (46,705)        928      (6,216)       1,097      (6,150)    (1,977)    (2,161)       (751)    (4,887)         48     (465,769)
  ----------  ----------  ----------   ----------  ---------- ---------- ----------  ---------- ----------  ----------  -----------

     (30,688)      1,723       9,944          932      (2,447)      (998)      (925)       (162)    (5,443)         58     (346,461)
  ==========  ==========  ==========   ==========  ========== ========== ==========  ========== ==========  ==========  ===========

KILICO Variable Annuity Separate Account

Combined Statements of Changes in Contract Owners' Equity

For the year ended December 31, 2000
(in thousands)

                                                                         Kemper Variable Series
                                  --------------------------------------------------------------------------------------------------

                                     Total
                                     KILICO
                                    Variable     Kemper       Kemper      Kemper                              Kemper
                                    Annuity      Money        Money       Total        Kemper    Kemper     Government    Kemper
                                    Separate     Market       Market      Return     High Yield  Growth     Securities International
                                    Account   Subaccount #1 Subaccount#2 Subaccount  Subaccount Subaccount  Subaccount  Subaccount
                                    --------  -------------------------- ----------  ---------- ----------  ---------- ------------
Operations
Net investment income
 (loss).........................  $  295,349     5,524          217        44,883      21,732      42,274      3,627        19,016
Net realized gain (loss)
 on sales of investments........      73,014        --           --        19,360     (16,574)     27,025       (948)        4,046
Change in unrealized
 appreciation (depreciation)
 of investments.................    (914,152)       --           --       (89,810)    (22,469)   (177,074)     3,103       (55,254)
                                  ----------  --------     --------       -------    --------    --------    -------     ---------
Net increase (decrease) in
 Contract Owners' Equity
 resulting from operations......    (545,789)    5,524          217       (25,567)    (17,311)   (107,775)     5,782       (32,192)
                                  ----------  --------     --------       -------    --------    --------    -------     ---------

Account Unit Transactions
Proceeds from units sold........     862,463    71,059       13,517        30,764      11,863      30,406      6,590         8,983
Net transfers (to) from
 affiliate and subaccounts......     335,849   (48,837)      (2,648)      (26,068)     (3,472)     (5,086)      (795)       (9,132)
Payments for units redeemed.....    (426,615)  (34,107)        (748)      (91,502)    (35,680)    (67,289)   (12,605)      (19,913)
                                  ----------  --------     --------       -------    --------    --------    -------     ---------
Net increase (decrease) in
 Contract Owners' Equity from
  account unit transactions.....     771,697   (11,885)      10,121       (86,806)    (27,289)    (41,969)    (6,810)      (20,062)
                                  ----------  --------     --------       -------    --------    --------    -------     ---------

Total increase (decrease)
 in Contract Owners' Equity.....     225,908    (6,361)      10,338      (112,373)    (44,600)   (149,744)    (1,028)      (52,254)
Beginning of year...............   3,816,019   137,677        2,690       715,808     217,718     574,033     71,709       159,552
                                  ----------  --------     --------       -------    --------    --------    -------     ---------

End of year.....................  $4,041,927   131,316       13,028       603,435     173,118     424,289     70,681       107,298
                                  ==========  ========     ========       =======    ========    ========    =======     =========


See accompanying notes to financial statements.

                                                      Kemper Variable Series
-----------------------------------------------------------------------------------------------------------------------------------

  Kemper      Kemper      Kemper      Kemper      Kemper     Kemper      Kemper      Kemper                  Kemper
 Small Cap  Investment  Contrarian   Small Cap   Value  +    Horizon     Horizon     Horizon     Kemper     Strategic
  Growth    Grade Bond    Value       Value       Growth       20+        10 +          5       Blue Chip     Income       Other
Subaccount  Subaccount  Subaccount  Subaccount  Subaccount  Subaccount  Subaccount  Subaccount  Subaccount  Subaccount  Subaccounts
----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  -----------
    16,017         795      16,160        (165)      3,703         979       1,236         589        (556)         10      119,308

    11,315        (265)     (9,434)     (1,011)      2,353         206         219          22       1,024         (60)      35,736

   (58,020)      1,193       3,218       2,108      (8,503)     (2,183)     (2,380)       (773)     (5,911)        108     (501,505)
----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  -----------

   (30,688)      1,723       9,944         932      (2,447)       (998)       (925)       (162)     (5,443)         58     (346,461)
----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  -----------

    33,357       3,180       8,165       5,643       5,605       1,062       1,188         344      21,928       1,125      607,684

    35,531       3,950      (9,409)     (2,248)     (1,192)       (510)       (621)       (954)     14,786         797      391,757
   (19,336)     (3,255)    (12,961)     (3,609)     (6,865)     (1,542)     (1,690)       (979)     (5,071)       (279)    (109,184)
----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  -----------

    49,552       3,875     (14,205)       (214)     (2,452)       (990)     (1,123)     (1,589)     31,643       1,643      890,257
----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  -----------

    18,864       5,598      (4,261)        718      (4,899)     (1,988)     (2,048)     (1,751)     26,200       1,701      543,796
   166,056      18,880      92,274      31,604      48,324      10,311      15,404       9,188      36,173       1,513    1,507,105
----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  -----------

   184,920      24,478      88,013      32,322      43,425       8,323      13,356       7,437      62,373       3,214    2,050,901
==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ===========

KILICO Variable Annuity Separate Account

Combined Statements of Changes in Contract Owners' Equity

For the year ended December 31, 1999
(in thousands)

                                                                         Kemper Variable Series
                            --------------------------------------------------------------------------------------------------------

                                   Total
                                  KILICO        Kemper        Kemper       Kemper                             Kemper
                                 Variable       Money         Money        Total      Kemper      Kemper    Government    Kemper
                                  Annuity       Market        Market       Return   High Yield    Growth    Securities International
                            Separate Account  Subaccount #1 Subaccount#2  Subaccount Subaccount  Subaccount  Subaccount  Subaccount
                            ----------------  --------------------------  ---------- ----------  ----------  ----------  -----------
Operations
Net investment income
 (loss)....................       $  100,537       4,221          159        51,140     21,146      (7,131)      2,815      15,856
Net realized gain (loss)
 on sales of investments...          112,611          --           --        29,197     (6,838)     30,772        (611)      9,865
Change in unrealized
 appreciation
  (depreciation) of
   investments.............          503,224          --           --         8,683    (10,902)    134,497      (2,754)     24,305
                                  ----------     -------       ------      --------    -------    --------      ------      ------
Net increase (decrease)
 in Contract Owners'
 Equity resulting
 from operations...........          716,372       4,221          159        89,020      3,406     158,138        (550)     50,026
                                  ----------     -------       ------      --------    -------    --------      ------      ------

Account Unit Transactions
Proceeds from units sold...          515,845      45,378        2,759        42,169     22,709      25,447      12,331      12,302
Net transfers (to) from
 affiliate and
 subaccounts...............          160,211      18,795       (4,779)      (49,778)   (27,431)    (66,997)     (4,399)    (27,423)
Payments for units
 redeemed..................         (393,774)    (37,819)        (158)     (101,982)   (43,328)    (80,300)     14,018)    (20,534)
                                  ----------     -------       ------      --------    -------    --------      ------      ------
Net increase (decrease)
 in Contract Owners'
 Equity from account unit
 transactions..............          282,282      26,354       (2,178)     (109,591)   (48,050)   (121,850)     (6,086)    (35,655)
                                  ----------     -------       ------      --------    -------    --------      ------      ------

Total increase (decrease)
 in Contract Owners'
 Equity....................          998,654      30,575       (2,019)      (20,571)   (44,644)     36,288      (6,636)      14,371
Beginning of year..........        2,817,365     107,102        4,709       736,379    262,362     537,745      78,345      145,181
                                  ----------     -------       ------      --------    -------    --------      ------      -------

End of year................       $3,816,019     137,677        2,690       715,808    217,718     574,033      71,709      159,552
                                  ==========     =======       ======      ========    =======    ========      ======      =======

See accompanying notes to financial statements.

                                                      Kemper Variable Series
-----------------------------------------------------------------------------------------------------------------------------------

    Kemper      Kemper      Kemper      Kemper      Kemper      Kemper      Kemper      Kemper                  Kemper
  Small Cap   Investment  Contrarian   Small Cap   Value  +    Horizon      Horizon    Horizon      Kemper    Strategic
    Growth    Grade Bond     Value       Value      Growth       20+         10 +         5       Blue Chip     Income     Other
  Subaccount  Subaccount  Subaccount  Subaccount  Subaccount  Subaccount  Subaccount  Subaccount  Subaccount  Subaccount Subaccount
  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ---------- ----------
     (1,739)        251       5,800        (144)         583          62         121          40        (173)         77      7,453

      9,762         (16)      6,046        (229)       4,628         459       1,175         203         845         (91)    27,444

     32,251        (733)    (24,707)        497        1,178         215        (258)         47       4,171        (115)   336,849
  ---------   ---------   ---------   ---------   ----------  ----------  ----------  ----------  ----------  ---------- ----------

     40,274        (498)    (12,861)        124        6,389         736       1,038         290       4,843        (129)   371,746
  ---------   ---------   ---------   ---------   ----------  ----------  ----------  ----------  ----------  ---------- ----------

     17,628       6,620      19,424       4,836        6,147       1,140       2,541       1,504      13,387       1,000    278,523

    (22,588)      3,501       1,432      (2,966)      (5,820)       (365)     (1,509)      1,348      11,996        (685)   337,879
    (13,139)     (2,364)    (11,571)     (3,756)      (5,397)       (413)     (2,105)       (771)     (2,837)       (100)   (53,182)
  ---------   ---------   ---------   ---------   ----------  ----------  ----------  ----------  ----------  ---------- ----------

    (18,099)      7,757       9,285      (1,886)      (5,070)        362      (1,073)      2,081      22,546         215    563,220
  ---------   ---------   ---------   ---------   ----------  ----------  ----------  ----------  ----------  ---------- ----------

     22,175       7,259      (3,576)     (1,762)       1,319       1,098         (35)      2,371      27,389          86    934,966
    143,881      11,621      95,850      33,366       47,005       9,213      15,439       6,817       8,784       1,427    572,139
  ---------   ---------   ---------   ---------   ----------  ----------  ----------  ----------  ----------  ---------- ----------

    166,056      18,880      92,274      31,604       48,324      10,311      15,404       9,188      36,173       1,513  1,507,105
  =========   =========   =========   =========   ==========  ==========  ==========  ==========  ==========  ========== ==========

Notes to Financial Statements

(1) General Information and Significant Accounting Policies

Organization

KILICO Variable Annuity Separate Account (the "Separate Account") is a unit investment trust registered under the Investment Company Act of 1940, as amended, established by Kemper Investors Life Insurance Company ("KILICO"). KILICO is a wholly-owned subsidiary of Zurich Group Holding ("ZGH"), a Swiss holding company, formerly known as Zurich Financial Services. ZGH is wholly owned by Zurich Financial Services ("ZFS"), a new Swiss holding company. ZFS was formerly Zurich Allied AG, which merged with Allied Zurich p.l.c. in October, 2000.

The Separate Account is used to fund contracts or certificates (collectively referred to as "Contracts") for Kemper Advantage III periodic and flexible payment variable annuity contracts ("Kemper Advantage III"), Kemper Passport individual and group variable, fixed and market value adjusted deferred annuity contracts ("Kemper Passport"), Kemper Destinations individual and group variable, fixed and market value adjusted deferred annuity contracts ("Kemper Destinations"), Farmers Variable Annuity I individual and group variable, fixed and market value adjusted deferred annuity contracts ("Farmers Variable Annuity I") and Zurich Preferred individual and group variable and market value adjusted deferred annuity contracts (Zurich Preferred"). The Separate Account is divided into a total of sixty-three subaccounts with various subaccount options available to Contract Owners depending upon their respective Contracts. The Kemper Advantage III contracts have thirty-four subaccount options available to Contract Owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the Kemper Variable Series (formerly Investors Fund Series), the Janus Aspen Series, the Lexington Natural Resources Trust, the Lexington Emerging Markets Fund, Inc., the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, the Scudder Variable Life Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., the J.P. Morgan Series Trust II, The Alger American Fund and the American Century Variable Portfolios, Inc., all of which are open-end diversified management investment companies. The Kemper Passport contracts have seventeen subaccount options available to the Contract Owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the Kemper Variable Series, an open-end diversified management investment company. The Kemper Destinations contracts have forty subaccount options available to the Contract Owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the Kemper Variable Series, the Scudder Variable Life Investment Fund, The Alger American Fund, the Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., the Janus Aspen Series and the Warburg Pincus Trust, all of which are open-end diversified management investment companies. The Farmers Variable Annuity I contracts have thirteen subaccount options available to the Contract Owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the Kemper Variable Series, the Scudder Variable Life Investment Fund, the Janus Aspen Series, the PIMCO Variable Insurance Trust and the Franklin Templeton Variable Insurance Products Trust, all of which are open-end diversified management investment companies. The Zurich Preferred contracts have twenty-seven subaccount options available to the Contract Owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the Kemper Variable Series, the Scudder Variable Life Investment Fund, The Alger American Fund, the Janus Aspen Series, the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, the American Century Variable Portfolios, Inc., the J.P. Morgan Series Trust II, the Warburg Pincus Trust and The Dreyfus Socially Responsible Growth Fund, Inc., all of which are open-end diversified management investment companies.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent amounts at the date of the financial statements. As a result, actual results reported as income and expenses could differ from the estimates reported in the accompanying financial statements.

Security valuation

The investments are stated at current value, which is based on the closing net asset value at December 31, 2000.

Security transactions and investment income

Security transactions are generally accounted for on the trade date (date the order to buy or sell is executed). Dividends and capital gains distributions are recorded as income on the ex-dividend date. Realized gains and losses from sales of subaccounts shares are generally reported on a first in, first out (FIFO) cost basis.

Accumulation unit valuation

On each day the New York Stock Exchange (the "Exchange") is open for trading, the accumulation unit value is determined as of the earlier of 3:00 p.m. (Central time) or the close of the Exchange by dividing the total value of each subaccount's investments and other assets, less liabilities, by the number of accumulation units outstanding in the respective subaccount.

Federal income taxes

The operations of the Separate Account are included in the federal income tax return of KILICO. Under existing federal income tax law, investment income and realized capital gains and losses of the Separate Account increase liabilities under the contract and are, therefore, not taxed. Thus the Separate Account may realize net investment income and capital gains and losses without federal income tax consequences.

(2)  Summary of Investments

Investments, at cost, at December 31, 2000, are as follows (in thousands, differences are due to rounding):



                                                        Shares
Investment Subaccounts                                  Owned        Cost
--------------------------------------------------------------------------
Kemper Variable Series:
Kemper Money Market Fund #1.........................   131,453  $  131,453
Kemper Money Market Fund #2.........................    12,994      12,994
Kemper Total Return Fund............................   232,995     576,207
Kemper High Yield Fund..............................   188,703     203,692
Kemper Growth Fund..................................   140,798     412,158
Kemper Government Securities Fund...................    59,073      68,479
Kemper International Fund...........................    72,732     114,622
Kemper Small Cap Growth Fund........................    85,360     190,923
Kemper Investment Grade Bond Fund...................    21,399      23,694
Kemper Contrarian Value Fund........................    65,708      92,494
Kemper Small Cap Value Fund.........................    28,704      31,895
Kemper Value+ Growth Fund...........................    26,186      43,283
Kemper Horizon 20+ Fund.............................     6,411       8,936
Kemper Horizon 10+ Fund.............................    10,490      14,076
Kemper Horizon 5 Fund...............................     6,092       7,600
Kemper Blue Chip Fund...............................    43,296      63,468
Kemper Strategic Income Fund........................     3,255       3,155

Other Funds.........................................       N/A   2,114,905
                                                                ----------

       Total Investments at Cost....................            $4,114,034
                                                                ==========

Descriptions of the underlying investments of the Funds available to contract owners of the Kemper Passport are summarized below.

KEMPER VARIABLE SERIES

Kemper Money Market Subaccount: This subaccount invests in the Kemper Money Portfolio of the Kemper Variable Series. The Portfolio seeks maximum current income to the extent consistent with stability of principal from a portfolio of high quality money market instruments. The Portfolio seeks to maintain a net asset value of $1.00 per share, but there can be no assurance that the Portfolio will be able to do so. The Kemper Money Market Subaccount #1 represents the Kemper Advantage III, Kemper Passport, Kemper Destinations and Zurich Preferred Money Market Subaccount. Kemper Money Market Subaccount #2 represents funds allocated by the owner of a contract to the dollar cost averaging program. Under the dollar cost averaging ("DCA") program, an owner may predesignate a portion of the subaccount value to be automatically transferred on a monthly basis to one or more of the other subaccounts. This option is only available to Kemper Passport and Kemper Destinations contracts.

Kemper Total Return Subaccount: This subaccount invests in the Kemper Total Return Portfolio of the Kemper Variable Series. The Portfolio seeks high total return, a combination of income and capital appreciation.

Kemper High Yield Subaccount: This subaccount invests in the Kemper High Yield Portfolio of the Kemper Variable Series. The Portfolio seeks to provide a high level of current income.

Kemper Growth Subaccount: This subaccount invests in the Kemper Growth Portfolio of the Kemper Variable Series. The Portfolio seeks maximum appreciation of capital through diversification of investment securities having potential for capital appreciation.

Kemper Government Securities Subaccount: This subaccount invests in the Kemper Government Securities Portfolio of the Kemper Variable Series. The Portfolio seeks high current return consistent with preservation of capital.

Kemper International Subaccount: This subaccount invests in the Kemper International Portfolio of the Kemper Variable Series. The Portfolio seeks total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities.

Kemper Small Cap Growth Subaccount: This subaccount invests in the Kemper Small Cap Growth Portfolio of the Kemper Variable Series. The Portfolio seeks maximum appreciation of investors' capital.

Kemper Investment Grade Bond Subaccount: This subaccount invests in the Kemper Investment Grade Bond Portfolio of the Kemper Variable Series. The Portfolio seeks high current income.

Kemper Contrarian Value Subaccount: This subaccount invests in the Kemper Contrarian Value Portfolio of the Kemper Variable Series. The Portfolio seeks to achieve a high rate of total return.

Kemper Small Cap Value Subaccount: This subaccount invests in the Kemper Small Cap Value Portfolio of the Kemper Variable Series. The Portfolio seeks long-term capital appreciation.

Kemper Value+ Growth Subaccount: This subaccount invests in the Kemper Value+Growth Portfolio of the Kemper Variable Series. The Portfolio seeks growth of capital. A secondary objective of the Portfolio is the reduction of risk over a full market cycle compared to a portfolio of only growth stocks or only value stocks.

Kemper Horizon 20+ Subaccount: This subaccount invests in the Kemper Horizon 20+ Portfolio of the Kemper Variable Series. The Portfolio, designed for investors with approximately a 20+ year investment horizon, seeks growth of capital, with income as a secondary objective.

Kemper Horizon 10+ Subaccount: This subaccount invests in the Kemper Horizon 10+ Portfolio of the Kemper Variable Series. The Portfolio, designed for investors with approximately a 10+ year investment horizon, seeks a balance between growth of capital and income, consistent with moderate risk.

Kemper Horizon 5 Subaccount: This subaccount invests in the Kemper Horizon 5 Portfolio of the Kemper Variable Series. The Portfolio, designed for investors with approximately a 5 year investment horizon, seeks income consistent with a preservation of capital, with growth of capital as a secondary objective.

Kemper Blue Chip Subaccount: This subaccount invests in the Kemper Blue Chip Portfolio of the Kemper Variable Series. The Portfolio seeks growth of capital and of income.

Kemper Strategic Income Subaccount (formerly Kemper Global Income): This subaccount invests in the Kemper Strategic Income Portfolio of the Kemper Variable Series. The Portfolio seeks to provide high current income.

(3) Transactions with Affiliates

KILICO assumes mortality risks associated with the annuity contracts and incurs all expenses involved in administering the contracts. In return, KILICO assesses that portion of each subaccount representing assets under the Kemper Advantage III flexible payment contracts with a daily charge for mortality and expense risk and administrative costs which amounts to an aggregate of one percent (1.00%) per annum. KILICO also assesses that portion of each subaccount representing assets under the Kemper Advantage III periodic payment contracts with a daily asset charge for mortality and expense risk and administrative costs which amounts to an aggregate of one and three-tenths percent (1.30%) per annum. KILICO assesses that portion of each subaccount representing assets under the Kemper Passport contracts with a daily asset charge for mortality and expense risk and administrative costs which amounts to an aggregate of one and one-quarter percent (1.25%) per annum. KILICO assesses that portion of each subaccount representing assets under the Kemper Destinations contracts with a daily asset charge for mortality and expense risk and administrative costs which amounts to an aggregate of one and four-tenths percent (1.40%) per annum. KILICO assesses that portion of each subaccount representing assets under the Farmers Variable Annuity I contracts with a daily asset charge for mortality and expense risk and administrative costs which amounts to an aggregate of one and four-tenths percent (1.40%) per annum. KILICO assess that portion of each subaccount representing assets under the Zurich Preferred contracts with a daily asset charge for mortality and expense risk and administrative costs which amounts to an aggregate of one and one-quarter percent (1.25%) per annum. The Kemper Passport and Kemper Destinations DCA Money Market Subaccount #2, available for participation in the dollar cost averaging program, has no daily asset charge deduction.

KILICO also assesses each Kemper Advantage III contract participating in one or more of the subaccounts at any time during the year a records maintenance charge. For contracts purchased prior to June 1, 1993, the charge is $25 and is assessed on December 31st of each calendar year. For contracts purchased June 1, 1993 and subsequent, the charge is a maximum of $30 per year and is assessed ratably every quarter of each calendar year, except in those states which have yet to approve these contract changes. The charge is assessed whether or not any purchase payments have been made during the year. KILICO also assesses against each Kemper Passport, Kemper Destinations and Farmers Variable Annuity I contract participating in one or more of the subaccounts a records maintenance charge of $30, generally taken at the end of each contract year. KILICO assesses each Zurich Preferred contract participating in one or more of the subaccounts a records maintenance charge of $7.50 quarterly for contracts with contract value under $25,000, $3.75 quarterly for contracts with contract value between $25,000 and $50,000. The records maintenance charge for Kemper Advantage III, Kemper Passport, Kemper Destinations, Farmers Variable Annuity I and Zurich Preferred contracts are waived for all individual contracts whose investment value exceeds $50,000 on the date of assessment.

For contracts issued prior to May 1, 1994, KILICO has undertaken to reimburse each of the Kemper Advantage III Contract Owners participating in the Kemper Money Market, Kemper Total Return, Kemper High Yield and Kemper Growth Subaccounts, whose direct and indirect operating expenses exceed eighty hundredths of one percent (.80%) of average daily net assets. In determining reimbursement of direct and indirect operating expenses, for each subaccount, charges for mortality and expense risks and administrative expenses, and records maintenance charges are excluded and, for each subaccount, charges for taxes, extraordinary expenses, and brokerage and transaction costs are excluded. During the year ended December 31, 2000, no such payment was required.

KILICO assesses an optional annual charge for the Guaranteed Retirement Income Benefit ("GRIB"), related to the Kemper Destinations and Farmers Variable Annuity I contracts. The annual charge of .25% of Contract Value, if taken, will be deducted pro rata from each invested subaccount quarterly.

Proceeds payable on the redemption of units are reduced by the amount of any applicable contingent deferred sales charge due to KILICO.

Zurich Scudder Investments, Inc. (formerly Scudder Kemper Investments, Inc.), an affiliated company, is the investment manager of the Kemper Variable Series. Investors Brokerage Services, Inc.and PMG Securities, Inc., wholly-owned subsidiaries of KILICO, are the principal underwriters for the Separate Account.

(4) Net Transfers (To) From Affiliate and Subaccounts

Net transfers (to) from affiliate or subaccounts include transfers of all or part of the Contract Owner's interest to or from another eligible subaccount or to the general account of KILICO.


(5) Contract Owners' Equity

The Contract Owners' equity is affected by the investment results of, and contract charges to, each subaccount. The accompanying financial statements include only Contract Owners' payments pertaining to the variable portions of their contracts and exclude any payments for the market value adjusted or fixed portions, the latter being included in the general account of KILICO. Contract Owners may elect to annuitize the contract under one of several annuity options, as specified in the prospectus. Included in the following table of Contract Owners' Equity is approximately $12,769 thousand, $4,386 thousand and $613 thousand of annuitized contracts for Kemper Advantage III, Kemper Passport and Kemper Destinations, respectively.

Contract Owners' equity at December 31, 2000, is as follows (in thousands, except unit value; differences are due to rounding):


             KEMPER PASSPORT CONTRACTS
                                                                        Contract
                                                     Number    Unit      Owners'
                                                    of Units   Value     Equity
                                                    --------   -----     ------
KEMPER VARIABLE SERIES:

Kemper Money Market Subaccount #1
   Qualified and Nonqualified...................       11,389   $1.351 $ 15,387

Kemper Money Market Subaccount #2
   Qualified and Nonqualified...................          265    1.511      400

Kemper Total Return Subaccount
   Qualified and Nonqualified...................       36,660    2.090   76,629

Kemper High Yield Subaccount
   Qualified and Nonqualified...................       26,379    1.717   45,287

Kemper Growth Subaccount
   Qualified and Nonqualified...................       31,434    2.543   79,949

Kemper Government Securities Subaccount
   Qualified and Nonqualified...................       10,677    1.565   16,711

Kemper International Subaccount
   Qualified and Nonqualified...................       15,329    2.085   31,968

Kemper Small Cap Growth Subaccount
   Qualified and Nonqualified...................        8,509    3.042   25,881

Kemper Investment Grade Bond Subaccount
   Qualified and Nonqualified...................        5,728    1.238    7,092

Kemper Contrarian Value Subaccount
   Qualified and Nonqualified...................       15,188    1.796   27,274

                                                                        Contract
                                                       Number    Unit    Owners'
                                                      of Units  Value    Equity
                                                      --------  ------  --------
Kemper Small Cap Value Subaccount
   Qualified and Nonqualified.......................     8,217   1.111     9,127

Kemper Value+Growth Subaccount
   Qualified and Nonqualified.......................     9,990   1.826    18,241

Kemper Horizon 20+ Subaccount
   Qualified and Nonqualified.......................     2,872   1.473     4,230

Kemper Horizon 10+ Subaccount
   Qualified and Nonqualified.......................     4,303   1.409     6,063

Kemper Horizon 5 Subaccount
   Qualified and Nonqualified.......................     2,676   1.338     3,580

Kemper Blue Chip Subaccount
   Qualified and Nonqualified.......................     8,904   1.400    12,469

Kemper Strategic Income Subaccount
   Qualified and Nonqualified.......................       192   1.054       203
                                                                       ---------

     Total Kemper Passport Contract Owners' Equity..                   $ 380,491
                                                                       =========

           KEMPER ADVANTAGE III CONTRACTS

KEMPER VARIABLE SERIES:
Kemper Money Market Subaccount #1
   Flexible Payment, Qualified and Nonqualified.....     3,168  $2.718 $   8,609
   Periodic Payment, Qualified and Nonqualified.....    21,264   2.571    54,665
                                                                       ---------
                                                                          63,274
                                                                       ---------
Kemper Total Return Subaccount
   Flexible Payment, Qualified......................       586   8.122     4,756
   Flexible Payment, Nonqualified...................     2,366   7.520    17,790
   Periodic Payment, Qualified......................    51,400   7.683   394,923
   Periodic Payment, Nonqualified...................     7,621   7.159    54,556
                                                                       ---------
                                                                         472,025
                                                                       ---------
Kemper High Yield Subaccount
   Flexible Payment, Qualified......................       128   5.825       746
   Flexible Payment, Nonqualified...................       789   5.577     4,400
   Periodic Payment, Qualified......................    12,547   5.510    69,137
   Periodic Payment, Nonqualified...................     5,398   5.368    28,976
                                                                       ---------
                                                                         103,259
                                                                       ---------
Kemper Growth Subaccount
   Flexible Payment, Qualified......................       128   7.901     1,011
   Flexible Payment, Nonqualified...................       762   7.873     5,999
   Periodic Payment, Qualified......................    35,646   7.512   267,764
   Periodic Payment, Nonqualified...................     5,596   7.501    41,976
                                                                       ---------
                                                                         316,750
                                                                       ---------
Kemper Government Securities Subaccount
   Flexible Payment, Qualified and Nonqualified.....       894   2.002     1,790
   Periodic Payment, Qualified and Nonqualified.....    19,146   1.937    37,080
                                                                       ---------
                                                                          38,870
                                                                       ---------

                                                                                    Contract
                                                          Number       Unit         Owners'
                                                         of Units     Value          Equity
                                                         --------     -----          ------
Kemper International Subaccount
   Flexible Payment, Qualified......................          502      2.132           1,070
   Periodic Payment, Qualified......................       30,766      2.076          63,878
                                                                                  ----------
                                                                                      64,948
                                                                                  ----------
Kemper Small Cap Growth Subaccount
   Flexible Payment, Qualified......................          506      3.092           1,566
   Periodic Payment, Qualified......................       39,469      3.032         119,662
                                                                                  ----------
                                                                                     121,228
                                                                                  ----------
Kemper Investment Grade Bond Subaccount
   Flexible Payment, Qualified......................          201      1.252             252
   Periodic Payment, Qualified......................        3,764      1.235           4,650
                                                                                  ----------
                                                                                       4,902
                                                                                  ----------
Kemper Contrarian Value Subaccount
   Flexible Payment, Qualified......................          109      1.817             198
   Periodic Payment, Qualified......................       18,536      1.792          33,209
                                                                                  ----------
                                                                                      33,407
                                                                                  ----------
Kemper Small Cap Value Subaccount
   Flexible Payment, Qualified......................           44      1.124              50
   Periodic Payment, Qualified......................       10,748      1.108          11,911
                                                                                  ----------
                                                                                      11,961
                                                                                  ----------
Kemper Value+Growth Subaccount
   Flexible Payment, Qualified......................          106      1.847             196
   Periodic Payment, Qualified......................        7,867      1.822          14,331
                                                                                  ----------
                                                                                      14,527
                                                                                  ----------
Kemper Horizon 20+ Subaccount
   Flexible Payment, Qualified......................           --      1.490              --
   Periodic Payment, Qualified......................        1,656      1.470           2,434
                                                                                  ----------
                                                                                       2,434
                                                                                  ----------
Kemper Horizon 10+ Subaccount
   Flexible Payment, Qualified......................           16      1.425              23
   Periodic Payment, Qualified......................        1,656      1.406           2,629
                                                                                  ----------
                                                                                       2,652
                                                                                  ----------
Kemper Horizon 5 Subaccount
   Flexible Payment, Qualified......................            2      1.353               3
   Periodic Payment, Qualified......................        1,103      1.335           1,472
                                                                                  ----------
                                                                                       1,475
                                                                                  ----------

   Total Kemper Advantage III Contract Owners'
    Equity..........................................                              $1,251,712
                                                                                  ==========

     KEMPER DESTINATIONS CONTRACTS
KEMPER VARIABLE SERIES:
Kemper Money Market Subaccount #1
   Qualified and Nonqualified.......................        3,372    $11.049      $   37,251

Kemper Money Market Subaccount #2
   Qualified and Nonqualified.......................        1,103     10.454          12,628

Kemper Total Return Subaccount
   Qualified and Nonqualified.......................        4,778     11.462          54,763

                                                                                      Contract
                                                             Number        Unit        Owners'
                                                            of Units       Value        Equity
                                                            --------       -----        ------
Kemper High Yield Subaccount
   Qualified and Nonqualified.........................         2,803        8.751        24,530

Kemper Growth Subaccount
   Qualified and Nonqualified.........................         2,552       10.802        27,569

Kemper Government Securities Subaccount
   Qualified and Nonqualified.........................         1,273       11.223        14,286

Kemper International Subaccount
   Qualified and Nonqualified.........................           977       10.624        10,382

Kemper Small Cap Growth Subaccount
   Qualified and Nonqualified.........................         2,896       12.936        37,462

Kemper Investment Grade Bond Subaccount
   Qualified and Nonqualified.........................         1,144       10.905        12,473

Kemper Contrarian Value Subaccount
   Qualified and Nonqualified.........................         2,516       10.863        27,332

Kemper Small Cap Value Subaccount
   Qualified and Nonqualified.........................         1,281        8.770        11,234

Kemper Value+Growth Subaccount
   Qualified and Nonqualified.........................           915       11.648        10,657

Kemper Horizon 20+ Subaccount
   Qualified and Nonqualified.........................           168        9.883         1,659

Kemper Horizon 10+ Subaccount
   Qualified and Nonqualified.........................           450       10.321         4,641

Kemper Horizon 5 Subaccount
   Qualified and Nonqualified.........................           226       10.530         2,382

Kemper Blue Chip Subaccount
   Qualified and Nonqualified.........................         4,280       11.659        49,904

Kemper Strategic Income Subaccount
   Qualified and Nonqualified.........................           298       10.102         3,011
                                                                                     ----------

   Total Kemper Destinations Contract Owners' Equity..                               $  342,164
                                                                                     ==========

FARMERS VARIABLE ANNUITY I CONTRACTS

                                                                                                                Contract
                                                                         Number               Unit              Owners'
                                                                        of Units              Value              Equity
                                                                        --------              -----              ------

Kemper Government Securities Subaccount
   Qualified and Nonqualified................................                75            $  10.856           $      814

Kemper Small Cap Growth Subaccount
   Qualified and Nonqualified................................                20               13.315                  273

Kemper High Yield Subaccount
   Qualified and Nonqualified................................                 2                9.160                   18
                                                                                                               ----------

   Total Farmers Variable Annuity I Contract Owners' Equity..                                                  $    1,105
                                                                                                               ----------

                     ZURICH PREFERRED CONTRACTS

KEMPER VARIABLE SERIES:
Kemper Money Market Subaccount #1
   Qualified and Nonqualified................................            15,033            $   1.025           $   15,404

Kemper Total Return Subaccount
   Qualified and Nonqualified................................                 7                2.575                   18

Kemper High Yield Subaccount
   Qualified and Nonqualified................................                26                0.911                   24

Kemper Growth Subaccount
   Qualified and Nonqualified................................                 7                2.993                   21

Kemper Government Securities Subaccount
   Qualified and Nonqualified................................                --                1.189                   --

Kemper Small Cap Growth Subaccount
   Qualified and Nonqualified................................                35                2.151                   76

Kemper Investment Grade Bond Subaccount
   Qualified and Nonqualified................................                10                1.138                   11
                                                                                                               ----------

     Total Zurich Preferred Contract Owners' Equity..........                                                  $   15,554
                                                                                                               ----------

Other Subaccounts............................................                                                  $2,050,901
                                                                                                               ----------

      Total KILICO Variable Annuity Separate Account.........                                                  $4,041,927
                                                                                                               ==========

APPENDIX A

TABLES OF ADJUSTED ACCUMULATION UNIT VALUES (REFLECTING CURRENT CHARGES) AND PERFORMANCE INFORMATION

The accumulation unit values are for the life of the Separate Account in its present organization as a unit investment trust and in its prior organization as several managed separate accounts based on current deductions and charges applicable to the Contracts. The Contracts were first offered January 6, 1992. Values may have varied had assets actually been allocated to the Separate Account under the Contracts.

HISTORICAL HYPOTHETICAL ACCUMULATION UNIT VALUES

                       KEMPER MONEY MARKET SUBACCOUNT #1

                                                                      Unit
Date                                                                 Values
----                                                                 ------
04/06/82..........................................................  .521904
12/31/82..........................................................  .561706
12/31/83..........................................................  .605415
12/31/84..........................................................  .661060
12/31/85..........................................................  .705934
12/31/86..........................................................  .743260
12/31/87..........................................................  .782353
12/31/88..........................................................  .830274
12/31/89..........................................................  .894703
12/31/90..........................................................  .955536
12/31/91..........................................................  .999459
12/31/92.......................................................... 1.021027
12/31/93.......................................................... 1.037409
12/31/94.......................................................... 1.065127
12/31/95.......................................................... 1.111573
12/31/96.......................................................... 1.153353
12/31/97.......................................................... 1.199008
12/31/98.......................................................... 1.245376
12/31/99.......................................................... 1.289616
12/31/00.......................................................... 1.351043

                       KEMPER MONEY MARKET SUBACCOUNT #2

                                                                      Unit
Date                                                                 Values
----                                                                 ------
04/06/82..........................................................  .488861
12/31/82..........................................................  .526477
12/31/83..........................................................  .569164
12/31/84..........................................................  .623384
12/31/85..........................................................  .669150
12/31/86..........................................................  .709261
12/31/87..........................................................  .752167
12/31/88..........................................................  .804725
12/31/89..........................................................  .874829
12/31/90..........................................................  .944037
12/31/91..........................................................  .999255
12/31/92.......................................................... 1.033619
12/31/93.......................................................... 1.063332
12/31/94.......................................................... 1.105349
12/31/95.......................................................... 1.167919
12/31/96.......................................................... 1.227089
12/31/97.......................................................... 1.291613
12/31/98.......................................................... 1.358323
12/31/99.......................................................... 1.424160

12/31/00.......................................................... 1.510615

                        KEMPER TOTAL RETURN SUBACCOUNT

                                                                      Unit
Date                                                                 Values
----                                                                 ------
04/14/82.........................................................   .271127
12/31/82.........................................................   .334579
12/31/83.........................................................   .388564
12/31/84.........................................................   .364932
12/31/85.........................................................   .462836
12/31/86.........................................................   .526008
12/31/87.........................................................   .522732
12/31/88.........................................................   .578123
12/31/89.........................................................   .707717
12/31/90.........................................................   .734077
12/31/91.........................................................   .997337
12/31/92.........................................................  1.001657
12/31/93.........................................................  1.109293
12/31/94.........................................................   .991561
12/31/95.........................................................  1.233678
12/31/96.........................................................  1.422563
12/31/97.........................................................  1.685450
12/31/98.........................................................  1.916699
12/31/99.........................................................  2.173430
12/31/00.........................................................  2.090238

                         KEMPER HIGH YIELD SUBACCOUNT

                                                                     Unit
Date                                                                Values
----                                                                ------
04/14/82.........................................................   .309713
12/31/82.........................................................   .382894
12/31/83.........................................................   .433711
12/31/84.........................................................   .482077
12/31/85.........................................................   .579127
12/31/86.........................................................   .673071
12/31/87.........................................................   .703823
12/31/88.........................................................   .805071
12/31/89.........................................................   .784945
12/31/90.........................................................   .655406
12/31/91.........................................................   .982658
12/31/92.........................................................  1.142847
12/31/93.........................................................  1.354484
12/31/94.........................................................  1.307729
12/31/95.........................................................  1.516342
12/31/96.........................................................  1.707976
12/31/97.........................................................  1.882768
12/31/98.........................................................  1.886520
12/31/99.........................................................  1.903343
12/31/00.........................................................  1.716769

                           KEMPER GROWTH SUBACCOUNT
                                                                      Unit
Date                                                                 Values
----                                                                 ------
12/13/83..........................................................  .336632
12/31/83..........................................................  .346384
12/31/84..........................................................  .378954
12/31/85..........................................................  .468051

12/31/86..........................................................   .504874
12/31/87..........................................................   .507011
12/31/88..........................................................   .502672
12/31/89..........................................................   .636443
12/31/90..........................................................   .632214
12/31/91..........................................................   .995577
12/31/92..........................................................  1.018405
12/31/93..........................................................  1.152836
12/31/94..........................................................  1.092975
12/31/95..........................................................  1.435510
12/31/96..........................................................  1.724222
12/31/97..........................................................  2.066379
12/31/98..........................................................  2.349101
12/31/99..........................................................  3.181420
12/31/00..........................................................  2.543383

                    KEMPER GOVERNMENT SECURITIES SUBACCOUNT

                                                                       Unit
Date                                                                  Values
----                                                                  ------
07/13/87..........................................................   .700085
12/31/87..........................................................   .710087
12/31/88..........................................................   .723278
12/31/89..........................................................   .811610
12/31/90..........................................................   .881949
12/31/91..........................................................  1.004106
12/31/92..........................................................  1.050227
12/31/93..........................................................  1.104499
12/31/94..........................................................  1.060977
12/31/95..........................................................  1.246817
12/31/96..........................................................  1.262885
12/31/97..........................................................  1.358996
12/31/98..........................................................  1.436583
12/31/99..........................................................  1.428559
12/31/00..........................................................  1.565156

                        KEMPER INTERNATIONAL SUBACCOUNT

                                                                       Unit
Date                                                                  Values
----                                                                  ------
12/31/92..........................................................   .980721
12/31/93..........................................................  1.286576
12/31/94..........................................................  1.225134
12/31/95..........................................................  1.365361
12/31/96..........................................................  1.570689
12/31/97..........................................................  1.698099
12/31/98..........................................................  1.845192
12/31/99..........................................................  2.655496
12/31/00..........................................................  2.085466

                      KEMPER SMALL CAP GROWTH SUBACCOUNT

                                                                       Unit
Date                                                                  Values
----                                                                  ------
12/31/94..........................................................  1.030937
12/31/95..........................................................  1.324483
12/31/96..........................................................  1.674797
12/31/97..........................................................  2.219929
12/31/98..........................................................  2.595291
12/31/99..........................................................  3.449240
12/31/00..........................................................  3.041785

                    KEMPER INVESTMENT GRADE BOND SUBACCOUNT

                                                                     Unit
Date                                                                Values
----                                                                ------
12/31/96.........................................................  1.027174
12/31/97.........................................................  1.106151
12/31/98.........................................................  1.179189
12/31/99.........................................................  1.140652
12/31/00.........................................................  1.238151

                      KEMPER CONTRARIAN VALUE SUBACCOUNT

                                                                      Unit
Date                                                                Values
----                                                                ------
12/31/96.........................................................  1.163902
12/31/97.........................................................  1.498831
12/31/98.........................................................  1.765483
12/31/99.........................................................  1.565612
12/31/00.........................................................  1.795753

                       KEMPER SMALL CAP VALUE SUBACCOUNT

                                                                     Unit
Date                                                                Values
----                                                                ------
12/31/96.........................................................  1.010142
12/31/97.........................................................  1.214542
12/31/98.........................................................  1.064601
12/31/99.........................................................  1.080849
12/31/00.........................................................  1.110802

                        KEMPER VALUE+GROWTH SUBACCOUNT

                                                                     Unit
Date                                                                Values
----                                                                ------
12/31/96.........................................................  1.136559
12/31/97.........................................................  1.408420
12/31/98.........................................................  1.671674
12/31/99.........................................................  1.923721
12/31/00.........................................................  1.825882

                         KEMPER HORIZON 20+ SUBACCOUNT

                                                                     Unit
Date                                                                Values
----                                                                ------
12/31/96.........................................................  1.144182
12/31/97.........................................................  1.361426
12/31/98.........................................................  1.519935
12/31/99.........................................................  1.640127
12/31/00.........................................................  1.472980

                         KEMPER HORIZON 10+ SUBACCOUNT

                                                                     Unit
Date                                                                Values
----                                                                ------
12/31/96.........................................................  1.104505
12/31/97.........................................................  1.273820
12/31/98.........................................................  1.400638
12/31/99.........................................................  1.499320
12/31/00.........................................................  1.409107

                          KEMPER HORIZON 5 SUBACCOUNT

                                                                     Unit
Date                                                                Values
----                                                                ------
12/31/96.........................................................  1.086828
12/31/97.........................................................  1.209733
12/31/98.........................................................  1.311331
12/31/99.........................................................  1.358093
12/31/00.........................................................  1.337652

                          KEMPER BLUE CHIP SUBACCOUNT

                                                                     Unit
Date                                                                Values
----                                                                ------
12/31/97.........................................................  1.106221
12/31/98.........................................................  1.243830
12/31/99.........................................................  1.538513
12/31/00.........................................................  1.400423

                      KEMPER STRATEGIC INCOME SUBACCOUNT

                                                                     Unit
Date                                                                Values
----                                                                ------
12/31/97.........................................................  1.020218
12/31/98.........................................................  1.118307
12/31/99.........................................................  1.039893
12/31/00.........................................................  1.053510

* As of January 6, 1992 the accumulation unit values are based on actual performance.

                              PERFORMANCE FIGURES
                        (as of December 31, 2000)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          AVERAGE
                                                                                                                          ANNUAL
                                                                                                                           TOTAL
                                                                                               TOTAL RETURN(1)           RETURN(2)
                                                                                              (Non-Standardized)       Standardized
------------------------------------------------------------------------------------------------------------------------------------
                                                             Year-to-Date                  Cumulative    Annualized     Annualized
                                                                  (%)          Ending         (%)           (%)             (%)
                                                               Return(3)      Value(4)       Return        Return         Return
------------------------------------------------------------------------------------------------------------------------------------
Kemper Contrarian Value Subaccount                                 14.70%
 Life of Subaccount (from 05/01/96).......................                   $ 71,830          79.58%        13.37%          12.45%
 Life of Portfolio (from 05/01/96)........................                     71,830          79.58         13.37           12.45
 Three Years..............................................                     47,924          19.81          6.21            4.57
 One Year.................................................                     45,880          14.70         14.70            8.73
----------------------------------------------------------------------------------------------------------------------------------
Kemper Value+Growth Subaccount                                     -5.09
 Life of Subaccount (from 05/01/96).......................                     73,035          82.59         13.77           12.86
 Life of Portfolio (from 05/01/96)........................                     73,035          82.59         13.77           12.86
 Three Years..............................................                     51,856          29.64          9.04            7.37
 One Year.................................................                     37,966          -5.09         -5.09          -10.05
----------------------------------------------------------------------------------------------------------------------------------
Kemper Money Market Subaccount #1 (7)                               4.76
 Life of Subaccount (from 04/06/82).......................                    103,547         158.87          5.21            5.16
 Life of Portfolio (from 04/06/82)........................                    103,547         158.87          5.21            5.16
 Ten Years................................................                     56,556          41.39          3.52            3.44
 Five Years...............................................                     48,617          21.54          3.98            3.16
 Three Years..............................................                     45,072          12.68          4.06            2.45
 One Year.................................................                     41,905           4.76          4.76           -0.70
----------------------------------------------------------------------------------------------------------------------------------
Kemper High Yield Subaccount (6)                                   -9.80
 Life of Subaccount (from 04/06/82).......................                    216,004         440.01          9.43            9.40
 Life of Portfolio (from 04/06/82)........................                    216,004         440.01          9.43            9.40
 Ten Years................................................                    104,776         161.94         10.11           10.06
 Five Years...............................................                     45,287          13.22          2.51            1.70
 Three Years..............................................                     36,473          -8.82         -3.03           -4.56
 One Year.................................................                     36,079          -9.80         -9.80          -14.52
----------------------------------------------------------------------------------------------------------------------------------
Kemper Government Securities Subaccount                             9.56
 Life of Subaccount (from 11/03/89).......................                     88,454         121.13          6.14            6.08
 Life of Portfolio (from 09/03/87)........................                     88,454         121.13          6.13             N/A
 Ten Years................................................                     70,986          77.47          5.90            5.83
 Five Years...............................................                     50,213          25.53          4.65            3.83
 Three Years..............................................                     46,068          15.17          4.82            3.20
 One Year.................................................                     43,825           9.56          9.56            3.85
----------------------------------------------------------------------------------------------------------------------------------
Kemper Investment Grade Bond Subaccount                             8.55
 Life of Subaccount (from 05/01/96).......................                     49,526          23.82          4.68            3.81
 Life of Portfolio (from 05/01/96)........................                     49,526          23.82          4.68            3.81
 Three Years..............................................                     44,773          11.93          3.83            2.22
 One Year.................................................                     43,419           8.55          8.55            2.89
----------------------------------------------------------------------------------------------------------------------------------
Kemper Strategic Income Subaccount (5)                              1.31
 Life of Subaccount (from 05/01/97).......................                     42,140           5.35          1.43            0.12
 Life of Portfolio (from 05/01/97)........................                     42,140           5.35          1.43            0.12
 Three Years..............................................                     41,305           3.26          1.08           -0.50
 One Year.................................................                     40,524           1.31          1.31           -3.98
----------------------------------------------------------------------------------------------------------------------------------
Kemper Growth Subaccount                                          -20.06
 Life of Subaccount (from 12/09/83).......................                    301,784         654.46         12.58           12.56
 Life of Portfolio (from 12/09/83)........................                    301,784         654.46         12.58           12.56
 Ten Years................................................                    160,920         302.30         14.94           14.90
 Five Years...............................................                     70,871          77.18         12.12           11.27
 Three Years..............................................                     49,234          23.08          7.17            5.52
 One Year.................................................                     31,978         -20.06        -20.06          -24.25
----------------------------------------------------------------------------------------------------------------------------------


       The performance data quoted for the Subaccounts is based on past performance and is not representative of future results. Investments return and principal value will fluctuate so that unit values, when redeemed, may be worth more or less than their original cost. See page B-27 for additional information.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         AVERAGE
                                                                                                                          ANNUAL
                                                                                                                           TOTAL
                                                                                               TOTAL RETURN(1)           RETURN(2)
                                                                                              (Non-Standardized)       Standardized
------------------------------------------------------------------------------------------------------------------------------------
                                                             Year-to-Date                  Cumulative    Annualized     Annualized
                                                                  (%)          Ending         (%)           (%)             (%)
                                                               Return(3)      Value(4)       Return        Return         Return
------------------------------------------------------------------------------------------------------------------------------------
Kemper Small Cap Growth Subaccount                                -11.81%
 Life of Subaccount (from 05/02/94).......................                   $121,671         204.18%        18.16%          18.12%
 Life of Portfolio (from 05/02/94)........................                    121,671         204.18         18.16           18.12
 Five Years...............................................                     91,863         129.66         18.09           17.21
 Three Years..............................................                     54,809          37.02         11.07            9.37
 One Year.................................................                     35,275         -11.81        -11.81          -16.43
----------------------------------------------------------------------------------------------------------------------------------
Kemper Small Cap Value Subaccount                                   2.77
 Life of Subaccount (from 05/01/96).......................                     44,432          11.08          2.28            1.41
 Life of Portfolio (from 05/01/96)........................                     44,432          11.08          2.28            1.41
 Three Years..............................................                     36,583          -8.54         -2.93           -4.46
 One Year.................................................                     41,109           2.77          2.77           -2.59
----------------------------------------------------------------------------------------------------------------------------------
Kemper International Subaccount (5)                               -21.47
 Life of Subaccount (from 01/06/92).......................                     83,419         108.55          8.52            8.46
 Life of Portfolio (from 01/06/92)........................                     83,419         108.55          8.52            8.46
 Five Years...............................................                     61,096          52.74          8.84            8.00
 Three Years..............................................                     49,125          22.81          7.09            5.44
 One Year.................................................                     31,414         -21.47        -21.47          -25.59
----------------------------------------------------------------------------------------------------------------------------------
Kemper Total Return Subaccount (6)                                 -3.83
 Life of Subaccount (from 04/06/82).......................                    288,024         620.06         11.12           11.10
 Life of Portfolio (from 04/06/82)........................                    288,024         620.06         11.12           11.10
 Ten Years................................................                    114,164         185.41         11.06           11.01
 Five Years...............................................                     67,773          69.43         11.12           10.27
 Three Years..............................................                     49,607          24.02          7.44            5.79
 One Year.................................................                     38,469          -3.83         -3.83           -8.85
----------------------------------------------------------------------------------------------------------------------------------
Kemper Blue Chip Subaccount                                        -8.98
 Life of Subaccount (from 05/01/97).......................                     56,017          40.04          9.62            8.23
 Life of Portfolio (from 05/01/97)........................                     56,017          40.04          9.62            8.23
 Three Years..............................................                     50,638          26.60          8.18            6.52
 One Year.................................................                     36,410          -8.98         -8.98          -13.74
----------------------------------------------------------------------------------------------------------------------------------


       The performance data quoted for the Subaccounts is based on past
    performance and is not representative of future   results. Investments
     return and principal value will fluctuate so that unit values, when redeemed, may be worth more or less than their original cost. See page B-27 for additional information.

PERFORMANCE FIGURES--NOTES

*  N/A Not Applicable

(1) The Nonstandardized Total Return figures quoted are based on a hypothetical $40,000 initial investment and assumes the deduction of all recurring charges and fees applicable under the Contract except for the Withdrawal Charge and any charge for applicable premium taxes which may be imposed in certain states.
(2) The Standardized Average Annual Total Return figures quoted are based on a hypothetical $1,000 initial investment and assumes the deduction of all recurring charges and fees applicable under the Contract including the applicable Withdrawal Charge that may be imposed at the end of the quoted period. Premium taxes are not reflected.

(3) The Year to Date percentage return figures quoted are based on the change in unit values for the period January 1, 2000 through December 31, 2000.
(4) The Ending Values quoted are based on a $40,000 initial investment and assumes the deduction of all recurring charges and fees applicable under the Contract except for the Withdrawal Charge and any charge for applicable premium taxes which may be imposed in certain states.
(5) There are special risks associated with investing in non-U.S. companies, including fluctuating foreign currency exchange rates, foreign governmental regulations and differing degrees of liquidity that may adversely affect portfolio securities.
(6) The high yield potential offered by these Subaccounts reflect the substantial risks associated with investments in high-yield bonds.
(7) An investment in the Kemper Money Market Subaccount is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Kemper Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share. Kemper Money Market Subaccount #2 is not shown because it is available only for dollar cost averaging that will deplete your Subaccount Value entirely at least by the end of the third Contract Year.

TAX-DEFERRED ACCUMULATION

                                NON-QUALIFIED                 CONVENTIONAL
                                   ANNUITY                    SAVINGS PLAN
                           After-tax contributions
                          and tax-deferred earnings
                          -------------------------
                                         Taxable Lump   After-tax contributions
                        No Withdrawals  Sum Withdrawal   and taxable earnings
                        --------------  --------------   --------------------

10 Years.............      $107,946        $ 86,448             $ 81,693
20 Years.............       233,048         165,137              133,476
30 Years.............       503,133         335,021              218,082

This chart compares the accumulation of a $50,000 initial investment into a Non-Qualified Annuity and a Conventional Savings Plan. Contributions to the Non-Qualified Annuity and the Conventional Savings Plan are made after-tax. Only the gain in the Non-Qualified Annuity will be subject to income tax in a taxable lump sum withdrawal. The chart assumes a 37.1% federal marginal tax rate and an 8% annual return. The 37.1% federal marginal tax is based on a marginal tax rate of 36%, representative of the target market, adjusted to reflect a decrease of $3 of itemized deductions for each $100 of income over $117,950. Tax rates are subject to change as is the tax-deferred treatment of the Certificates. Income on Non-Qualified Annuities is taxed as ordinary income upon withdrawal. A 10% tax penalty may apply to early withdrawals. See "Federal Income Taxes" in the Prospectus. The chart does not reflect the following charges and expenses under Kemper Passport: 1.10% mortality and expense risk; .15% administration charges; 6% maximum deferred withdrawal charge; and $30 annual records maintenance charge. The tax-deferred accumulation would be reduced if these charges were reflected. No implication is intended by the use of these assumptions that the return shown is guaranteed in any way or that the return shown represents an average or expected rate of return over the period of the Contracts. [IMPORTANT- -THIS IS NOT AN ILLUSTRATION OF YIELD OR RETURN]

Unlike savings plans, contributions to Non-Qualified Annuities provide tax-deferred treatment on earnings. In addition, contributions to tax-deferred retirement annuities are not subject to current tax in the year of contribution. When monies are received from a Non-Qualified Annuity (and you have many different options on how you receive your funds), they are subject to income tax. At the time of receipt, if the person receiving the monies is retired, not working or has additional tax exemptions, these monies may be taxed at a lesser rate.

APPENDIX B

STATE PREMIUM TAX CHART

                                              Rate of Tax
                                              -----------
                                      Qualified         Non-Qualified
State                                   Plans               Plans
-----                                   -----               -----

California.......................       0.50%               2.35%*
Maine............................         --                2.00%
Mississippi......................         --                1.00%
Nevada...........................         --                3.50%*
North Carolina...................         --                1.90%
Pennsylvania.....................         --                2.00%
South Dakota.....................         --                1.25%
Washington D.C...................       2.25%               2.25%
West Virginia....................       1.00%               1.00%
Wyoming..........................         --                1.00%


* Taxes become due when annuity benefits commence, rather than when the premiums are collected. At the time of annuitization, the premium tax payable will be charged against the Contract Value.

                                    PART C

                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)  Financial Statements to be included in Part A:

     Condensed Financial Information

     Kemper Investors Life Insurance Company and Subsidiaries

         Report of Independent Accountants

         Kemper Investors Life Insurance Company and Subsidiaries Consolidated Balance Sheets as of December 31, 2000 and 1999

         Kemper Investors Life Insurance Company and Subsidiaries Consolidated Statement of Operations, years ended December 31, 2000, 1999 and 1998

         Kemper Investors Life Insurance Company and Subsidiaries Consolidated Statements of Comprehensive Income, years ended December 31, 2000, 1999 and 1998

         Kemper Investors Life Insurance Company and Subsidiaries Consolidated Statement of Stockholder's Equity, years ended December 31, 2000, 1999 and 1998

         Kemper Investors Life Insurance Company and Subsidiaries Consolidated Statement of Cash Flows, years ended December 31, 2000, 1999 and 1998

         Notes to Consolidated Financial Statements

(b)  Financial Statements to be included in Part B:

     KILICO Variable Annuity Separate Account

         Report of Independent Accountants

         Combined Statement of Assets and Liabilities and Contract Owners' Equity as of December 31, 2000

         Combined Statement of Operations for the Year Ended December 31, 2000

         Combined Statements of Changes in Contract Owners' Equity for the Years Ended December 31, 2000 and 1999

         Notes to Financial Statements

(c)  Exhibits:

/4/1.1 A copy of resolution of the Board of Directors of Kemper Investors Life Insurance Company dated September 13, 1977.

/4/1.2 A copy of Record of Action of Kemper Investors Life Insurance Company dated April 15, 1983.

/6/1.3  Plan of Reorganization.

2.    Not Applicable.

/2/3.1 Distribution Agreement between Investors Brokerage Services, Inc. and KILICO.

/1/3.2  Addendum to Kemper Financial Services, Inc. Selling Group Agreement.

/5/4.1  Form of Group Variable and Market Value Adjusted Annuity Contract.

/5/4.2 Form of Certificate to Variable and Market Value Adjusted Annuity Contract and Enrollment Application..

/5/4.3 Form of Individual Variable and Market Value Adjusted Annuity Contract and Enrollment Application.

/5/4.4 Form of Endorsement to Variable and Market Value Adjusted Deferred Annuity Contract.

/5/4.5 Form of Endorsement to Certificate to Variable and Market Value Adjusted Deferred Annuity Contract.

/5/5.   Form of Application.

/2/6.1  Kemper Investors Life Insurance Company articles of incorporation.

/5/6.2  Kemper Investors Life Insurance Company by-laws.

7.      Inapplicable.

8.      Inapplicable.

/6/9.   Opinion and Consent of Counsel.

10.     Consents of PricewaterhouseCoopers LLP, Independent Accountants.

11.     Inapplicable.

12.     Inapplicable.

/6/13.1 Schedules for Computation of Performance Information.

/3/13.2 Schedule for Computation of Performance Information for Small Cap Growth
        Subaccount.

/3/13.3 Schedules for Computation of Performance Information for Investment
        Grade Bond, Value, Small Cap Value, Value+Growth, Horizon 20+, Horizon 10+ and Horizon 5 Subaccounts.

/7/16.1 Schedule III: Supplementary Insurance Information (years ended December
        31, 2000 and 1999).

/7/16.2 Schedule IV: Reinsurance (year ended December 31, 2000).

/9/16.3 Schedule IV: Reinsurance (year ended December 31, 1999).

/8/16.4 Schedule IV: Reinsurance (year ended December 31, 1998).

/7/16.5 Schedule V: Valuation and qualifying accounts (year ended December 31,
        2000).

/9/16.6 Schedule V: Valuation and qualifying accounts (year ended December 31,
        1999).

/8/16.7 Schedule V: Valuation and qualifying accounts (year ended December 31,
        1998).

/2/17.  Notice Concerning Regulatory Relief.
__________

1 Incorporated herein by reference to Exhibits filed with Amendment No. 32 to the Registration Statement on Form N-4 for KILICO Variable Annuity Separate Account (File No. 811-3199) filed on or about April 27, 1995.

2 Incorporated herein by reference to Exhibits filed with the Registration Statement on Form S-1 for KILICO (File No. 333-02491) filed on or about April 12, 1996.

3 Incorporated by reference to Exhibits filed with Amendment No. 9 to the Statement on Form N-4 for KILICO (File No. 333-43501) filed on or about April 26, 1996.

4 Incorporated herein by reference to Exhibits filed with the Registration Statement on Form N-4 for KILICO (File No. 333-22375) filed on or about February 26, 1997.

5 Incorporated herein by reference to Amendment No. 2 to the Registration Statement on Form S-1 for KILICO (File No. 333-02491) filed on or about April 23, 1997.

6 Incorporated herein by reference to Amendment No. 10 to the Registration Statement on Form N-4 (File No. 33-43501) filed on or about April 28, 1997.

7 Incorporated herein by reference to Form 10-K for Kemper Investors Life Insurance Company for fiscal year ended December 31, 2000 filed on or about March 28, 2001.

8 Incorporated herein by reference to Amendment No. 4 to the Registration Statement on Form S-1 for KILICO (File No. 333-02491) filed on or about April 20, 1999.

9 Incorporated herein by reference to Form 10-K for Kemper Investors Life Insurance Company for fiscal year ended December 31, 1999 filed on or about March 29, 2000.

Item 25.  Directors and Officers of Kemper Investors Life Insurance Company

     The directors and officers of KILICO are listed below together with their current positions. The address of each officer and director is 1 Kemper Drive, Long Grove, Illinois 60049.

        Name                                     Office with KILICO
        ----                                     ------------------

Gale K. Caruso               President, Chief Executive Officer and Director
Eliane C. Frye               Executive Vice President and Director
Frederick L. Blackmon        Executive Vice President, Chief Financial Officer
                             and Director
Russell M. Bostick           Executive Vice President and Chief Information
                             Officer
James C. Harkensee           Executive Vice President
James E. Hohmann             Executive Vice President and Director
Edward K. Loughridge         Executive Vice President and Corporate Development
                             Officer
Debra P. Rezabek             Executive Vice President, General Counsel,
                             Corporate Secretary and Director
Edward L. Robbins            Executive Vice President and Chief Actuary
Ivor K. H. Tham              Executive Vice President
George Vlaisavljevich        Executive Vice President
Martin D. Feinstein          Chairman of the Board

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant

     See Exhibit 14 for organizational charts of persons under common control with Kemper Investors Life Insurance Company.

     Investors Brokerage Services, Inc. and Investors Brokerage Services Insurance Agency, Inc., Delaware corporations, are wholly owned subsidiaries of KILICO.

Item 27.  Number of Contract Owners

     At April 9, 2001, the Registrant had approximately 5,573 qualified and non-qualified Kemper Passport Contract Owners.

Item 28.  Indemnification

     To the extent permitted by law of the State of Illinois and subject to all applicable requirements thereof, Article VI of the By-Laws of Kemper Investors Life Insurance Company ("KILICO") provides for the indemnification of any person against all expenses (including attorneys fees), judgments, fines, amounts paid in settlement and other costs actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in which he is a party or is threatened to be made a party by reason of his being or having been a director, officer, employee or agent of KILICO, or serving or having served, at the request of KILICO, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of his holding a fiduciary position in connection with the management or administration of retirement, pension, profit sharing or other benefit plans including, but not limited to, any fiduciary liability under the Employee Retirement Income Security Act of 1974 and any amendment thereof, if he acted in good faith and in a manner he reasonably believed to be in and not opposed to the best interests of KILICO, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that he did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of KILICO, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. No indemnification shall be made in respect of any claim, issue or matter as to which a director or officer shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the company, unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, he is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, employees or agents of KILICO pursuant to the foregoing provisions, or otherwise, KILICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by KILICO of expenses incurred or paid by a director, officer, employee or agent of KILICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer, employee or agent of KILICO in connection with variable annuity contracts, KILICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by KILICO is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 29.(a)  Principal Underwriter

     Investors Brokerage Services, Inc. acts as principal underwriter for KILICO Variable Annuity Separate Account, KILICO Variable Separate Account, Kemper Investors Life Insurance Company Variable Annuity Account C and FKLA Variable Separate Account.

Item 29.(b) Information Regarding Principal Underwriter, Investors Brokerage Services, Inc.

     The address of each officer is 1 Kemper Drive, Long Grove, IL 60049.

         Name and Principal                          Position and Offices
         Business Address                             with Underwriter
         ----------------                             ----------------
Gale K. Caruso                                        Chairman and Director
Michael E. Scherrman                                  President and Director
David S. Jorgensen                                    Vice President and
                                                        Treasurer
Thomas K. Walsh                                       Assistant Vice President
Debra P. Rezabek                                      Secretary
Frank J. Julian                                       Assistant Secretary
Allen R. Reed                                         Assistant Secretary
Eliane C. Frye                                        Director
George Vlaisavljevich                                 Director

Item 29.(c)

Inapplicable.

Item 30.  Location of Accounts and Records

     Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Kemper Investors Life Insurance Company at its home office at 1 Kemper Drive, Long Grove, Illinois 60049 or at Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606-5808.

Item 31.  Management Services

     Inapplicable.
Item 32.  Undertakings and Representations

     Representation Regarding Fees and Charges Pursuant to Section 26 of the Investment Company Act of 1940.

     Kemper Investors Life Insurance Company ("KILICO") represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by KILICO.

                                  SIGNATURES

    As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, KILICO Variable Annuity Separate Account has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Long Grove and State of Illinois on the 25th day of April, 2001.

                                    KILICO VARIABLE ANNUITY SEPARATE ACCOUNT
                                    (Registrant)
                                    By: Kemper Investors Life Insurance Company

                                    BY:  /s/  Gale K. Caruso
                                    ------------------------
                                    Gale K. Caruso,   President and Chief
                                    Executive Officer

                                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                    (Depositor)

                                    BY:  /s/  Gale K. Caruso
                                    ------------------------
                                    Gale K. Caruso,   President and Chief
                                    Executive Officer

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following directors and principal officers of Kemper Investors Life Insurance Company in the capacities indicated on the 25th day of April, 2001.

               Signature                       Title
               ---------                       -----

/s/  Gale K. Caruso         President, Chief Executive Officer and Director
-------------------
Gale K. Caruso              (Principal Executive Officer)

/s/  MARTIN D. FEINSTEIN    Chairman of the Board
------------------------
Martin D. Feinstein

/s/  Frederick L. Blackmon  Executive Vice President, Chief Financial Officer
--------------------------
                            and Director (Principal Financial Officer and
Frederick L. Blackmon       Principal Accountng Officer)


/s/  Eliane C. Frye         Director
-------------------
Eliane C. Frye

/s/  James E. Hohmann       Director
---------------------
James E. Hohmann

/s/  DEBRA P. REZABEK       Director
---------------------
Debra P. Rezabek

                                EXHIBIT INDEX

                                                            Sequentially
Exhibit                                                        Numbered
Number                            Title                         Pages
-------                           -----                     ------------
10.      Consents of PricewaterhouseCoopers LLP,
           Independent Accountants........................